                                CREDIT AGREEMENT


                             made and entered into
                            as of September 23, 1996
                                  by and among


                             ROSS TECHNOLOGY, INC.,
                            a Delaware corporation,


                  EACH OF THE FINANCIAL INSTITUTIONS WHICH IS
                             A SIGNATORY HERETO OR
                          WHICH MAY FROM TIME TO TIME
                             BECOME A PARTY HERETO,

                                      and

                           THE CHASE MANHATTAN BANK,
                         a New York banking corporation
                    as agent for such Financial Institutions

                           Index to Credit Agreement

                                                                                                                            Page
                                                                                                                            ----
1.      Definitions.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
        -----------
        1.1.      Certain Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                  ---------------------
                  Adjusted LIBOR Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                  Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                  Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                  Alternate Base Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                  Alternate Base Rate Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                  Annual Audited Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                  Applicable Lending Office . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                  Applicable Margin . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                  Applications  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                  Assessment Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                  Assignment and Acceptance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                  Availability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                  Base CD Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                  Borrower  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                  Borrowing Base  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                  Business Day  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                  Business Entity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                  Capital Lease Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                  Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                  Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                  Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                  Commitment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                  Commitment Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                  Commitment Letter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                  Commitment Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                  Consequential Loss  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                  Consolidated  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                  Contingent Obligation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                  Current Sum . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                  Discontinued Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                  Domestic Lending Office . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                  EBITDA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                  Eligible Assignee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                  Eligible Receivables  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                  Environmental Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                  Environmental Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                  Environmental Permit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                  ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                  ERISA Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                  Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8





                           Index to Credit Agreement

                  Excess Interest Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                  Federal Funds Effective Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                  Financial Officer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                  GAAP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                  Governmental Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                  Grantor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                  Guarantors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                  Guaranty  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
                  Hazardous Substance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
                  Highest Lawful Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
                  Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
                  Interest Expense  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
                  Interest Option . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
                  Interest Payment Dates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
                  Interest Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
                  Investment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
                  Joinder Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
                  Legal Requirement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
                  Lender or Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
                  Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
                  Letter of Credit Advances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
                  Letter of Credit Exposure Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
                  Leverage Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                  LIBOR Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                  LIBOR Lending Office  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                  LIBOR Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                  Lien  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                  Loan Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                  Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                  Lockbox Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                  Material Adverse Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
                  Maturity Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
                  Net Amount of Eligible Receivables  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
                  Net Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
                  Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
                  Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
                  Officer's Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
                  Organizational Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
                  Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
                  Past Due Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
                  PBGC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
                  Permitted Affiliate Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
                  Permitted Dispositions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
                  Permitted Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
                  Permitted Investment Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
                  Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16





                           Index to Credit Agreement

                  Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
                  Prime Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
                  Principal Office  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
                  Proper Form . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
                  Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
                  Quarterly Unaudited Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
                  Rate Selection Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
                  Rate Selection Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
                  Receivables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
                  Refinancing Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
                  Regulation D  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                  Regulatory Change . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                  Reportable Event  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                  Request for Extension of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                  Required Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                  Requirements of Environmental Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                  Responsible Officer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                  Security Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                  Security Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
                  Statutory Reserves  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
                  Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
                  Subordinated Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
                  Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                  Tangible Net Worth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                  TCB . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                  Three-Month Secondary CD Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                  Total Commitment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                  Unused Commitment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
        1.2.      Accounting Terms and Determinations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                  -----------------------------------

2.      Loans; Letters of Credit; Notes; Payments; Prepayments; Interest Rates  . . . . . . . . . . . . . . . . . . . . . .   21
        ----------------------------------------------------------------------
        2.1.      Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
                  -----------
        2.2.      Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
                  -----
        2.3.      Commitment and Other Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
                  -------------------------
        2.4.      Termination and Reductions of Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
                  -----------------------------------------
        2.5.      Mandatory and Voluntary Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
                  -----------------------------------
        2.6.      Notes; Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
                  ---------------
        2.7.      Application of Payments and Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
                  ---------------------------------------
        2.8.      Interest Rates for Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
                  ------------------------
        2.9.      Special Provisions Applicable to LIBOR Borrowings.  . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
                  -------------------------------------------------
        2.10.     Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
                  -----------------
        2.11.     Pro-Rata Treatment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
                  ------------------
        2.12.     Sharing of Payments, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
                  -------------------------
        2.13.     Recapture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
                  ---------





                           Index to Credit Agreement

3.      Collateral.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
        ----------
        3.1.      Security Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
                  ------------------
        3.2.      Filing and Recording  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
                  --------------------

4.      Conditions.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
        ----------
        4.1.      All Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
                  ---------
        4.2.      First Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
                  ----------

5.      Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
        ------------------------------
        5.1.      Organization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
                  ------------
        5.2.      Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
                  --------------------
        5.3.      Enforceable Obligations; Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
                  --------------------------------------
        5.4.      Other Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
                  ----------
        5.5.      Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
                  ----------
        5.6.      Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
                  -----
        5.7.      No Material Misstatements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
                  -------------------------
        5.8.      Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
                  ------------
        5.9.      Representations by Others . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
                  -------------------------
        5.10.     Permits, Licenses, Etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
                  ----------------------
        5.11.     ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
                  -----
        5.12.     Title to Properties; Possession Under Leases  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
                  --------------------------------------------
        5.13.     Assumed Names . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
                  -------------
        5.14.     Investment Company Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
                  ----------------------
        5.15.     Public Utility Holding Company Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
                  ----------------------------------
        5.16.Indebtedness Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
             -----------------------
        5.17.     Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
                  ---------------------
        5.18.     No Change in Credit Criteria or Collection Policies . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
                  ---------------------------------------------------
        5.19.     Solvency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
                  --------
        5.20.     Status of Receivables and Other Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
                  ------------------------------------------

6.      Affirmative Covenants.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
        ---------------------
        6.1.      Businesses and Properties.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
                  -------------------------
        6.2.      Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
                  -----
        6.3.      Financial Statements and Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
                  ------------------------------------
        6.4.      Inspection  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
                  ----------
        6.5.      Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
                  ------------------
        6.6.      Books and Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
                  -----------------
        6.7.      Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
                  ---------
        6.8.      ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
                  -----
        6.9.      Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
                  ---------------
        6.10.     Guarantor; Joinder Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
                  ----------------------------
        6.11.     Notice of Events  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
                  ----------------
        6.12.     Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
                  ---------------------
        6.13.     End of Fiscal Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
                  ------------------
        6.14.     Pay Obligations and Perform Other Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
                  -------------------------------------------
        6.15.     Collection of Receivables; Application of Lockbox Agreement Proceeds  . . . . . . . . . . . . . . . . . .   53
                  --------------------------------------------------------------------





                           Index to Credit Agreement

        6.16.     Additional Receivables Documentation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
                  ------------------------------------

7.      Negative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
        ------------------
        7.1.      Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
                  ------------
        7.2.      Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
                  -----
        7.3.      Contingent Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
                  ----------------------
        7.4.      Mergers, Consolidations and Dispositions and Acquisitions of Assets . . . . . . . . . . . . . . . . . . .   57
                  -------------------------------------------------------------------
        7.5.      Nature of Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
                  ------------------
        7.6.      Transactions with Related Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
                  ---------------------------------
        7.7.      Investments; Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
                  ------------------
        7.8.      ERISA Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
                  ----------------
        7.9.      Credit Extensions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
                  -----------------
        7.10.     Change in Accounting Method . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
                  ---------------------------
        7.11.     Leverage Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
                  --------------
        7.12.     Tangible Net Worth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
                  ------------------
        7.13.     Sales of Receivables  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
                  --------------------
        7.14.     Net Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
                  ----------
        7.15.     Sale and Lease-Back Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
                  --------------------------------
        7.16.     Change of Name or Place of Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
                  -----------------------------------
        7.17.     Availability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
                  ------------

8.      Events of Default and Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
        ------------------------------
        8.1.      Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
                  -----------------
        8.2.      Remedies Cumulative . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
                  -------------------

9.      The Agent   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
        ---------
        9.1.      Appointment, Powers and Immunities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
                  ----------------------------------
        9.2.      Reliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
                  --------
        9.3.      Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
                  --------
        9.4.      Rights as a Lender  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
                  ------------------
        9.5.      Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
                  ---------------
        9.6.      Non-Reliance on Agent and Other Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
                  ---------------------------------------
        9.7.      Failure to Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
                  --------------
        9.8.      Resignation or Removal of Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
                  -------------------------------

10.     Miscellaneous   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
        -------------
        10.1.     No Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
                  ---------
        10.2.     Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
                  -------
        10.3.     Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
                  -------------
        10.4.     Survival; Parties Bound . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
                  -----------------------
        10.5.     Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
                  ------------
        10.6.     Limitation of Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
                  ----------------------
        10.7.     Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
                  --------
        10.8.     Captions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
                  --------
        10.9.     Expenses, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
                  --------------
        10.10.    Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
                  ---------------





                           Index to Credit Agreement

        10.11.    Amendments, Waivers, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
                  -------------------------
        10.12.    Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
                  ----------------------
        10.13.    Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74
                  ----------------
        10.14.    Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
                  ------------
        10.15.    Disclosures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
                  -----------
        10.16.    Capital Adequacy. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
                  ----------------
        10.17.    Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
                  -----
        10.18.    Waiver of Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77
                  ----------------
        10.19.    Right of Setoff . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77
                  ---------------
        10.20.    Waiver of Right to Jury Trial . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77
                  -----------------------------
        10.21.    Additional Provisions Regarding Collection of Receivables,
                  ----------------------------------------------------------
                  Control of Inventory and Other Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
                  -----------------------------------------
        10.22.    Joint and Several Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
                  -----------------------------



EXHIBITS

A     -     Note Form (Section 1.1)
B     -     Standard Lockbox Agreement (Section 1.1)
C     -     Amended Lockbox Implementaion and Processing Instructions (Section
            1.1)
D     -     Officer's Certificate (Section 1.1)
E     -     Request for Extension of Credit (Section 1.1)
F     -     Rate Selection Notice (Section 2.8[b][1])
G     -     Secretary's Certificate (Section 4.2[c])
H     -     Borrowing Base Compliance Certificate Form (Section 6.3[g])




SCHEDULES

1.1    -    Commitments
5.5    -    Material Litigation
5.12   -    Leases of Real Property
5.13   -    List of Assumed Names
5.16   -    Indebtedness & Capital Leases
5.17   -    Environmental Matters
7.2    -    Liens
7.6    -    List of Existing Transactions with Related Parties





                           Index to Credit Agreement

                                CREDIT AGREEMENT


       THIS CREDIT AGREEMENT (together with all amendments, modifications and supplements hereto and restatements hereof, this "Agreement") is made and entered into as of September 23, 1996, by and among ROSS TECHNOLOGY, INC. ("Borrower"), a Delaware corporation, EACH OF THE FINANCIAL INSTITUTIONS WHICH IS A SIGNATORY HERETO OR WHICH MAY FROM TIME TO TIME BECOME A PARTY HERETO (individually, a "Lender" and collectively, the "Lenders") and THE CHASE MANHATTAN BANK ("Chase"), a New York banking corporation, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                              W I T N E S S E T H:

         THAT, in consideration of the mutual covenants, agreements and undertakings herein contained, the parties hereto agree as follows:

1.                Definitions.

                  1.1 Certain Defined Terms. Unless a particular word or phrase is otherwise defined or the context otherwise requires, capitalized words and phrases used in the Loan Documents have the meanings provided below.

         Adjusted LIBOR Rateshall mean, with respect to any LIBOR Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the sum of (a) the product of (i) the LIBOR Rate in effect for such Interest Period and (ii) Statutory Reserves and (b) the Applicable Margin.

         Affiliate of any Person shall mean any other Person which controls or is controlled by or under common control with such Person and, without limiting the generality of the foregoing, includes (a) any Person which beneficially owns or holds five percent (5%) or more of any class of voting securities of such Person or five percent (5%) of the equity interest in such Person, (b) any Person of which such Person beneficially owns or holds five percent (5%) or more of any class of voting securities or in which such Person beneficially owns or holds five percent (5%) or more of the equity interest in such Person, and (c) any director, officer or employee of such Person. For purposes of this definition, "control" (including "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of securities, partnership or other ownership interests, by contract or otherwise.

         Agent shall have the meaning assigned to such term in the preamble to this Agreement.

         Alternate Base Rateshall mean, for any day, a rate per annum (rounded upwards to the nearest 1/16 of 1%) equal to the sum of (a) the greater of (i) the Prime Rate (computed on the basis of the actual number of days elapsed over a year of 360 days, as the case may be) in effect on such day, (ii) the Federal Funds Effective Rate (computed on the basis of the actual number of days elapsed over a 360-day year) in effect for such day plus 1/2 of 1%, and (iii) the Base CD Rate in effect for such day plus 1% and (b) the Applicable Margin. For purposes of this Agreement, any change in the Alternate Base Rate due to a change in the Prime Rate, Federal Funds Effective Rate or the Three-Month Secondary CD Rate shall be effective on the effective date of such change in the Prime Rate, Federal Funds Effective Rate or the Three-Month Secondary CD Rate, respectively. If for any reason the Agent shall have determined (which determination shall be conclusive and binding, absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate or Base CD Rate, or both, for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clauses (a)(ii) or (a)(iii), or both, as appropriate, until the circumstances giving rise to such inability no longer exist.

         Alternate Base Rate Borrowingshall mean, as of any date, that portion of the principal balance of the Loans bearing interest at the Alternate Base Rate as of such date.

         Annual Audited Financial Statements shall mean the annual financial statements of a Person, including all notes thereto, which statements shall include a balance sheet as of the end of such fiscal year and an income statement, a retained earnings statement and a statement of cash flows for such fiscal year, all setting forth in comparative form the corresponding figures from the previous fiscal year, all prepared in conformity with GAAP and accompanied by a report and opinion of independent certified public accountants with a "Big 6" accounting firm or other accounting firm of similar national standing and reputation, which report shall not contain any qualification except with respect to new accounting principles mandated by the Financial Accounting Standards Board and shall state that such financial statements, in the opinion of such accountants, present fairly, in all material respects, the financial position of such Person as of the date thereof and the results of its operations and cash flows for the period covered thereby in conformity with GAAP. The Annual Audited Financial Statements for the Borrower and its Subsidiaries shall be prepared on a Consolidated basis in accordance with GAAP. Additionally, when and if the daily collection and application procedure for Receivables is implemented and is continuing in accordance with the provisions of Section 6.15(b) hereof, the Annual Audited Financial Statements for the Borrower and its Subsidiaries shall also be prepared on a consolidating basis (with such consolidating statements to be prepared in accordance with GAAP only to the extent normal and customary). All such Annual Audited Financial Statements shall be accompanied by a certificate of such accountants that in making the appropriate audit and/or investigation in connection with such report and opinion, such accountants did not become aware of any Default or Event of Default, or if in the opinion of such accountant any such Default or Event of Default exists, a description of the nature and status thereof.

         Applicable Lending Office shall mean, with respect to each Lender, such Lender's Domestic Lending Office in the case of an Alternate Base Rate Borrowing and such Lender's LIBOR Lending Office in the case of a LIBOR Borrowing.

         Applicable Margin shall mean with respect to any Loan as follows:

                                         Per Annum Percentage            Per Annum Percentage
      Leverage Ratio                           for LIBOR                     for Alternate
      --------------                          Borrowings                 Base Rate Borrowings
                                              ----------                 --------------------
      Less than 1.00x                            1.50%                           0.00%
      1.00x or greater                           2.00%                           0.00%

Such compliance with the Leverage Ratio will be tested quarterly as of the end of each fiscal quarter by the Agent, based on the Agent's review of the Borrower's most recent Quarterly Unaudited Financial Statements or Annual Audited Financial Statements, as applicable, which are delivered to and received by the Agent for the immediately preceding four fiscal quarters of the Borrower in accordance with Sections 6.3(a) and (b) hereof. For purposes hereof, any adjustment in the respective amounts of the Applicable Margin, whether upward or downward, shall be effective ten (10) Business Days after the applicable Annual Audited Financial Statements or Quarterly Unaudited Financial Statements of the Borrower have been delivered to and received by the Agent in accordance with the terms of Sections 6.3(a) and (b) hereof.

         Applications shall mean all applications and agreements for Letters of Credit, or similar instruments or agreements, in Proper Form, now or hereafter executed by any Person in connection with any Letter of Credit now or hereafter issued or to be issued under the terms hereof at the request of any Person.

         Assessment Rate shall mean the annual assessment rate (net of refunds and rounded upwards, if necessary, to the next 1/16 of 1%) estimated by the Agent (in good faith, but in no event in excess of statutory or regulatory maximums) to be payable by the Agent to the Federal Deposit Insurance Corporation (or any successor) for insurance by such Corporation (or such successor) of time deposits made in dollars at the Agent's domestic offices during the current calendar year.

         Assignment and Acceptance shall have the meaning ascribed to such item in Section 10.12(c) hereof.

         Availability shall mean at any time (a) the lesser at such time of (i) the Total Commitment (as such amount may be reduced in accordance with the provisions of this Agreement) and (ii) the Borrowing Base, less (b) the sum of
(i) the aggregate amount of each Lender's Current Sum at such time, (ii) the aggregate amount of accrued interest outstanding under the Loans at such time and (iii) all other Obligations outstanding hereunder or any other Loan Documents at such time.

         Base CD Rate shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) Statutory Reserves and (b) the Assessment Rate.

         Borrower shall have the meaning assigned to such term in the preamble of this Agreement.

         Borrowing Base shall mean, as of any date, the amount of the then most recent computation of the Borrowing Base, determined by calculating the amount equal to 80% of the Net Amount of Eligible Receivables at such date. Notwithstanding anything to the contrary set forth in the immediately preceding sentence, the Agent reserves the right to adjust downward to a level acceptable to the Agent in its reasonable discretion the eighty percent (80%) advance rate set forth above for the Net Amount of Eligible Receivables if the average dilution percentage for all Receivables of the Borrower and its Subsidiaries in the aggregate exceeds ten percent (10%) for the three (3) most recent fiscal months of the Borrower ending on or immediately prior to the applicable date of determination by the Agent of such dilution percentage. The Borrowing Base will be computed initially hereunder on a monthly basis (based on all information reasonably available to the Agent, including without limitation, the periodic reports and listings delivered to the Agent in accordance with
Section 6.3(f) hereof), and a monthly Borrowing Base Compliance Certificate from a Responsible

Officer of the Borrower presenting the Borrower's computation of the Borrowing Base will be periodically delivered to the Agent in accordance with Section 6.3(g) hereof. When and if the daily collection and application procedure for Receivables is implemented and is continuing in accordance with the provisions of Section 6.15(b) hereof, the Borrowing Base will be computed on a daily basis (based on all information reasonably available to the Agent, including without limitation, the periodic reports and listings delivered to Agent in accordance with Sections 6.3(f) and 6.15(d) hereof), and a monthly Borrowing Base Compliance Certificate from a Responsible Officer of the Borrower shall continue to be periodically delivered to the Agent in accordance with Section 6.3(g) hereof.

         Business Day shall mean a day when the principal office in New York City of the Agent is open for business and Lenders in New York City are generally open for business.

         Business Entity shall mean corporations, partnerships, joint ventures, joint stock associations, business trusts and other business entities.

         Capital Lease Obligations shall mean the obligations of a Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal Property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board, as amended) and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No. 13).

         Closing Date shall mean the earlier to occur of (a) the date of the first Loan under this Agreement or (b) September 23, 1996.

         Code shall mean the Internal Revenue Code of 1986, as amended, as now or hereafter in effect, together with all regulations, rulings and interpretations thereof or thereunder by the Internal Revenue Service.

         Collateral shall mean all collateral and security as described in the Security Documents.

         Commitment shall mean, as to any Lender, the obligation of such Lender to make Loans and incur liability for the Letter of Credit Exposure Amount in an aggregate principal amount at any one time outstanding up to, but not exceeding, the amount set forth as such Lender's Commitment in Schedule 1.1 attached hereto (as the same may be reduced from time to time pursuant to Section 2.4 hereof).

         Commitment Fee, with respect to any Lender, shall have the meaning assigned to it in Section 2.3(a).

         Commitment Letter shall mean that certain Commitment Letter of the Agent to the Borrower dated August 27, 1996 and accepted by the Borrower as of August 29, 1996.

         Commitment Percentage shall mean, with respect to any Lender, the ratio, expressed as a percentage, of such Lender's Commitment to the Total Commitment.

         Consequential Loss shall mean, with respect to (a) the Borrower's payment of principal of a LIBOR Borrowing on a day other than the last day of the applicable Interest Period, (b) the Borrower's failure to borrow a LIBOR Borrowing on the date specified by the Borrower for any reason, or (c) any cessation of the Adjusted LIBOR Rate to apply to the Loans or any part thereof pursuant to Section 2.9 hereof, in each case whether voluntary or involuntary, any loss, expense, penalty, premium or liability incurred by any of the Lenders or the Agent as a result thereof, including without limitation, any interest paid by any of the Lenders to lenders of funds borrowed by it to make or carry the Loans and any other costs and expenses sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain the Loans.

          Consolidated shall mean, for any Person, as applied to any financial or accounting term, such term determined on a consolidated basis in accordance with GAAP (except as otherwise required herein) for such Person and all Subsidiaries thereof.

         Contingent Obligation shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee the payment or performance of any Indebtedness, leases, dividends or other obligations (collectively "primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including without limitation, any obligation of the Person for whom Contingent Obligations is being determined, whether or not contingent, (a) to purchase any such primary obligation or other property constituting direct or indirect security therefor, (b) assume or contingently agree to become or be secondarily liable in respect of any such primary obligation, (c) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital for the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (d) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (e) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that the term "Contingent Obligation" shall not include (x) endorsements of checks or other negotiable instruments in the ordinary course of business or (y) issuance of indemnities in the ordinary course of business.

         Current Sum shall mean on any day, as to a particular Lender, the sum of (a) the outstanding principal balance of such Lender's Note on such day plus
(b) the product of (i) such Lender's Commitment Percentage times (ii) the Letter of Credit Exposure Amount on such day.

         Discontinued Operations shall mean, as of any day, operations of the Borrower or any of its Subsidiaries which have been discontinued, and which, as of such day, have been fully terminated, disposed of or liquidated.

         Domestic Lending Office shall mean, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on the signature pages hereof, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

         EBITDA shall mean with respect to any Person for any period the sum of
(i) Net Income, (ii) Interest Expense, (iii) depreciation and amortization of assets, and (iv) federal, state and local income taxes, in each case of such Person for such period, computed and calculated in accordance with GAAP consistently applied.

         Eligible Assignee shall mean a commercial Lender, a finance company, insurance company, other financial institution or fund, reasonably acceptable to the Agent and the Borrower.

         Eligible Receivables shall mean, as at any date of determination thereof, Receivables created by the Borrower or any of its Subsidiaries (but only to the extent that such Receivables are Collateral hereunder and are subject to a first priority perfected Lien in favor of the Agent for the ratable benefit of the Lenders) in the ordinary course of business arising out of the sale of goods or rendering of services by the Borrower or any such Subsidiary, which do, and at all times shall continue to, satisfy the standards of eligibility applicable thereto as established by the Agent in accordance with the terms hereof. Standards of eligibility for Receivables may be fixed and revised from time to time by the Agent in the Agent's reasonable, exclusive judgment; provided, that the Agent shall give the Borrower notice within a reasonable time after giving effect to any change in such standards of eligibility. In general, without limiting the foregoing, an Eligible Receivable must comply with all of the following requirements: (a) all payments due on the Receivable have been billed and invoiced in a timely fashion and in the normal course of business; (b) no payment is outstanding on the Receivable for more than 90 days after the date of invoice; (c) the payments due on 50% or more of all Receivables of the applicable account debtor are less than 90 days past the date of invoice; (d) the total Receivables owing to the Borrower and its Subsidiaries by the applicable account debtor constitute 10% or less of the aggregate Receivables owing to the Borrower and its Subsidiaries by all account debtors, or if the total Receivables of the applicable account debtor (other than Sun Microsystems, Inc.) exceed 10% of the aggregate of all Receivables owing to the Borrower and its Subsidiaries by all account debtors, the Receivables of the applicable account debtor up to such 10% limit shall be deemed to constitute Eligible Receivables (subject to compliance with all other applicable standards of eligibility) and the Receivables of the applicable account debtor (other than Sun Microsystems, Inc.) exceeding such 10% limit shall be included within Eligible Receivables (subject to compliance with all other applicable standards of eligibility) only if the Receivables exceeding such 10% limit are backed or secured by credit insurance reasonably satisfactory to the Agent in all respects and such credit insurance has been assigned to the Agent upon terms reasonably acceptable to the Agent in its discretion; (e) the Receivable is free and clear of all security interests, liens, charges and encumbrances of any nature whatsoever (except for the Lien in favor of the Agent); (f) the Receivable arose from a completed, outright and lawful sale of goods, to which title has passed to the applicable account debtor on an absolute sales basis, or from the rendering of services by or on behalf of the Borrower or any such Subsidiary; (g) the Receivable constitutes an "account" within the meaning of the Uniform Commercial Code of the state in which the Borrower's or such Subsidiary's principal offices are located; (h) neither the Borrower or any such Subsidiary is aware that the Receivable arises out of a bill and hold, consignment or progress billing arrangement or is subject to any setoff, contra, offset, deduction, dispute, chargeback, credit, counterclaim or other defense arising out of the transactions represented by the Receivable or independently thereof (such Receivable be excluded only to the extent of such setoff, contra, offset, etc., subject to compliance with all other standards of eligibility); (i) the applicable account debtor has finally accepted the goods or services from the sale out of which the Receivable arose and has not objected to such account debtor's liability thereon or returned, rejected or repossessed any of such goods, except for complaints made or goods returned in the ordinary course of business for which, in the case of goods returned, goods of equal or greater value have been shipped in return (such Receivable to be excluded only to the extent of such objection, return, rejection or repossession, subject to compliance with all other standards of eligibility);
(j) the applicable account debtor is not any Governmental Authority, unless there has been in compliance reasonably satisfactory to the Agent in all respects with the Assignment of Claims Act or similar state statutes; (k) the applicable account debtor is not an Affiliate of the Borrower or any such Subsidiary (other than Sun Microsystems, Inc.); (l) the account debtor must be located in the United States, except for Receivables insured or backed by credit insurance or a letter of credit in form and substance acceptable to the Agent in all respects; (m) the Receivable complies with all material Legal Requirements (including without limitation, all usury laws, fair credit reporting and billing laws, fair debt collection practices and rules, and regulations relating to truth in lending and other similar matters); (n) the Receivable is in full force and effect and constitutes a legal, valid and binding obligation of the applicable account debtor enforceable in accordance with the terms thereof; (o) the Receivable is denominated in and provides for payment by the applicable account debtor in U.S. dollars; (p) the Receivable has not been and is not required to be charged or written off as uncollectible in accordance with GAAP; (q) if the Receivable is owing by an account debtor for which the Borrower or the applicable Subsidiary must have filed a "Notice of Business Activities Report" or similar report in a state or states where failure to comply with such filing of notice precludes bringing suit against the applicable account debtor, the Borrower or the applicable Subsidiary must have filed such requisite activities report or other similar report and otherwise be in compliance with such Legal Requirement to the extent necessary to allow the Borrower or the applicable Subsidiary to bring suit against the applicable account debtor in the applicable state or states; and (r) the Agent is satisfied in its reasonable discretion with the credit standing of the applicable account debtor in relation to the amount of credit extended. Notwithstanding the exclusion or exemption of Sun Microsystems, Inc. from the 10% concentration limit for Receivables owing by any account debtor set forth in subclause (d) above, the total amount of Receivables owing by Sun Microsystems, Inc. which are included in the Borrowing Base shall never exceed $5,000,000 at any time.

         Environmental Claim shall mean any third party (including any Governmental Authority) action, lawsuit, claim or proceeding (including claims or proceedings at common law) which seeks to impose or alleges any liability for (i) noise; (ii) preservation, protection, conservation, pollution, contamination of, or releases or threatened releases of, Hazardous Substances into the air, surface water, ground water or land or the clean-up, abatement, removal, remediation or monitoring of such pollution, contamination or Hazardous Substances; (iii) generation, recycling, reclamation, handling, treatment, storage, disposal or transportation of Hazardous Substances (as defined under the Resource Conservation and Recovery Act and its regulations, as amended from time to time); (iv) exposure to Hazardous Substances; (v) the safety or health of employees or other Persons in connection with any of the activities specified in any other subclause of this definition; or (vi) the manufacture, processing, distribution in commerce, presence or use of Hazardous Substances. An "Environmental Claim" includes a common law action, as well as a proceeding to issue, modify or terminate an Environmental Permit, or to adopt or amend a regulation, to the extent that such a proceeding attempts to redress violations of the applicable permit, license, or regulation as alleged by any Governmental Authority.

         Environmental Liabilities shall mean all liabilities arising from any Environmental Claim, Environmental Permit or Requirement of Environmental Law under any theory of recovery, at law or in equity, and whether based on negligence, strict liability or otherwise, including: remedial, removal, response, abatement, restoration (including natural resources), investigative, or monitoring liabilities, personal injury and damage to property, natural resources or injuries to persons, and any other related costs, expenses, losses, damages, penalties, fines, liabilities and obligations, and all costs and expenses necessary to cause the issuance, reissuance or renewal of any Environmental Permit including attorney's fees and court costs. Environmental Liability shall mean any one of them.

         Environmental Permit shall mean any permit, license, approval or other authorization under any applicable law, regulation and other requirement of the United States or of any state, municipality or other subdivision thereof relating to pollution or protection of health or the environment, including laws, regulations or other requirements relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, Hazardous Substances or toxic materials or wastes into ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, recycling, presence, use, treatment, storage, disposal, transport, or handling of wastes, pollutants, contaminants or Hazardous Substances.

         ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and all rules, regulations, rulings and interpretations adopted by the Internal Revenue Service or the Department of Labor thereunder.

         ERISA Affiliate shall mean any trade or business (whether or not incorporated) which together with the Borrower or any Subsidiary of the Borrower would be treated as a single employer under the provisions of Title I or Title IV of ERISA.

         Event of Default shall mean any of the events specified in
Section 8.1 hereof or otherwise specified as a Default in any other Loan Document, provided there has been satisfied any requirement in connection with any such event for the giving of notice or the lapse of time, or both, and Default shall mean any of such events, whether or not any such requirement for the giving of notice, or the lapse of time, or both, has been satisfied.

         Excess Interest Amount shall have the meaning attributed to such term in Section 2.13 hereof.

         Federal Funds Effective Rate shall mean, for any day, a rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

         Financial Officer shall mean, with respect to any Person, the chief financial officer of such Person.

         GAAP shall mean, as to a particular Person, those principles and practices (a) which are recognized as generally accepted accounting principles by the Financial Accounting Standards Board or any successor organization, (b) which are applied for all periods after the date hereof in a manner con-sistent with the manner in which such principles and practices were applied to the most recent audited financial statements of the relevant Person furnished to the Agent and the Lenders, and (c) which are consistently applied for all periods after the date hereof so as to reflect properly the financial condition, and results of operations and changes in financial position, of such Person. If any changes in accounting principles from those used in preparation of the financial statements periodically required to be delivered to the Agent and the Lenders by the terms of this Agreement are hereafter occasioned by promulgation of rules, regulations, pronouncements or opinions by or other required by the Financial Accounting Standards Board or any successor or organization, and any of such changes results in a change of the method of calculation of, or affect the results of such calculation of, any financial covenant or financial standard or term found herein, then the parties hereto agree to continue to calculate financial covenants, standards and terms hereunder in accordance with GAAP as in existence on the Closing Date.

         Governmental Authority shall mean any foreign governmental authority, the United States of America, any state of the United States and any political subdivision of any of the foregoing, and any agency, instrumentality, department, commission, board, bureau, central bank, authority, court or other tribunal, in each case whether executive, legislative, judicial, regulatory or administrative, having jurisdiction over the Agent, any of the Lenders, the Borrower, any Subsidiary of the Borrower, or their respective Property.

         Grantor shall mean any Grantor, Assignor, Pledgor or Debtor, as such terms are defined in any of the Security Documents.

         Guarantors shall mean each and every Person executing a Guaranty from time to time. As of the Closing Date, there are no Guarantors.

         Guaranty shall mean each and every guaranty of the Obligations from time to time executed and delivered to the Agent by any Guarantor, as amended, supplemented, modified, joined in pursuant to a Joinder Agreement and restated from time to time.

         Hazardous Substance shall mean any hazardous or toxic waste, substance or product or material defined or regulated from time to time by any applicable law, rule, regulation or order described in the definition of "Requirements of Environmental Law," including solid waste (as defined under RCRA or its regulations, as amended from time to time), petroleum and any fraction thereof, any radioactive materials and waste.

         Highest Lawful Rate shall mean, with respect to the Agent or any Lender, the maximum nonusurious rate of interest permitted to be charged by, as applicable, the Agent or such Lender under applicable laws (if any) of the United States or any state from time to time in effect.

         Indebtedness shall mean, as to any Person, without duplication: (a) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money; (b) any other indebtedness which is evidenced by a bond, debenture or similar instrument; (c) all Capital Lease Obligations of such Person; (d) all obligations of such Person for the deferred purchase price of Property or services (except current trade accounts payable arising in the ordinary course of business); (e) all obligations of such Person in respect of outstanding letters of credit, acceptances and similar obligations created for the account of such Person; (f) all indebtedness, liabilities, and obligations secured by any Lien on any Property owned by such Person even though such Person has not assumed or has not otherwise become liable for the payment of any such indebtedness, liabilities or obligations secured by such Lien; (g) net liabilities of such Person under interest rate cap agreements, interest rate swap agreements, foreign currency exchange agreements and other hedging agreements or arrangements (calculated on a basis satisfactory to the Agent and in accordance with accepted practice); and (h) all other indebtedness, liabilities and obligations of such Person which are required to be included or listed in the liabilities section of such Person's balance sheet according to GAAP; provided, that such term shall not mean or include any Indebtedness in respect of which monies sufficient to pay and discharge the same in full (either on the expressed date of maturity thereof or on such earlier date as such Indebtedness may be duly called for redemption and payment) shall be deposited with a depository, agency or trustee acceptable to the Agent in trust for the payment thereof.

         Interest Expense shall mean, with respect to any Person for any period, the interest expense of such Person during such period determined in accordance with GAAP, consistently applied, and shall in any event include, without limitation, (a) the amortization of debt discounts, (b) the amortization of all fees payable in connection with the incurrence of Indebtedness to the extent included in interest expense, (c) the portion of any Capital Lease Obligation allocable to interest expense, (d) all fixed and calculable dividend payments on preferred stock, and (e) payments of interest expense in kind.

         Interest Option shall have the meaning given to such term in Section 2.8(a) hereof.

         Interest Payment Dates shall mean (a) the first Business Day of each calendar month prior to the Maturity Date, commencing on October 1, 1996, and
(b) the Maturity Date. In addition to the Interest Payment Dates described in the preceding sentence, an Interest Payment Date for all LIBOR Borrowings shall be the last day of the Interest Period applicable thereto.

         Interest Period shall mean, as to any LIBOR Borrowing, the period commencing on the date of such LIBOR Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is one (1), two (2), three (3) or six (6) months thereafter, as the Borrower may elect in accordance herewith; provided, however, that (a) if an Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, with respect to LIBOR Borrowings, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) no Interest Period shall end later than the Maturity Date, and (c) interest shall accrue from and including the first day of an Interest Period to, but excluding, the last day of such Interest Period.

         Investment shall mean the purchase or other acquisition of any securities or Indebtedness of, or the making of any loan, advance, transfer of Property or capital contribution to, any Person.

         Joinder Agreement shall mean any agreement, in Proper Form, executed by a Subsidiary of the Borrower from time to time in accordance with Section
6.10 hereof, pursuant to which such Subsidiary joins in the execution and delivery of a Guaranty.

         Legal Requirement shall mean any law, statute, ordinance, decree, requirement, order, judgment, rule, regulation (or interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority.

         Lender or Lenders shall have the meaning assigned to such terms in the preamble of this Agreement.

         Letters of Credit shall mean all standby letters of credit and documentary sight letters of credit issued by the Agent for the account of the Borrower pursuant to the terms set forth in this Agreement.

         Letter of Credit Advances shall mean all sums which may from time to time be paid by any and all of the Lenders pursuant to any and all of the Letters of Credit, together with all other sums, fees, reimbursements or other obligations which may be due to the Agent or any of the Lenders pursuant to any of the Letters of Credit.

         Letter of Credit Exposure Amount shall mean at any time the sum of (i) the aggregate undrawn amount of all Letters of Credit outstanding at such time plus (ii) the aggregate amount of all Letter of Credit Advances for which the Lenders have not been reimbursed and which remain unpaid at such time.

         Leverage Ratio shall mean as of any date that the Leverage Ratio is calculated, the ratio of (a) the aggregate liabilities of the Borrower and its Subsidiaries, on a Consolidated basis, as shown on the most recent Quarterly Unaudited Financial Statements or Annual Audited Financial Statements, as applicable, which are delivered to and received by the Agent on or immediately prior to the date of determination of the Leverage Ratio to (b) the aggregate EBITDA of the Borrower and its Subsidiaries, on a Consolidated basis, for the four (4) most recent consecutive fiscal quarters of the Borrower ending on or immediately prior to the date of determination of the Leverage Ratio.

         LIBOR Borrowing shall mean, as of any date, that portion of the principal balance of the Loans bearing interest at the Adjusted LIBOR Rate as of such date.

         LIBOR Lending Office shall mean, with respect to any Lender, the office of such Lender specified as its "LIBOR Lending Office" opposite or below its name on the signature pages hereof, or (if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify in writing to the Borrower and the Agent.

         LIBOR Rate shall mean, with respect to any LIBOR Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the rate at which dollar deposits approximately equal in principal amount to the Agent's portion of such LIBOR Borrowing and for a maturity equal to the applicable Interest Period are offered in immediately available funds to the London branch of the Agent by leading lenders in the London interbank market for Eurodollars at approximately 11:00 a.m., London time, two (2) Business Days prior to the first day of such Interest Period.

         Lien shall mean, with respect to any asset of any Person, (a) any mortgage, pledge, charge, encumbrance, security interest, collateral assignment or other lien or restriction of any kind on such asset, whether based on common law, constitutional provision, statute or contract, (b) the interest of any vendor or a lessor under any conditional sale agreement, title retention agreement or capital lease relating to such asset, (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities, or (d) any other right of or arrangement with any creditor to have such creditor's claim satisfied out of such assets, or the proceeds therefrom, prior to the general creditors of such Person owning such assets.

         Loan Documents shall mean this Agreement, the Notes, the Applications, the Security Documents, the Guaranties, the Joinder Agreements, the Letters of Credit, all instruments, certificates and agreements now or hereafter executed or delivered to the Agent and/or the Lenders pursuant to any of the foregoing, and all amendments, modifications, renewals, extensions, increases and rearrangements of, and substitutions for, any of the foregoing.

         Loans shall mean the Loans made pursuant to Section 2.1 hereof. Loan shall mean any one of the Loans.

         Lockbox Agreement shall collectively mean one or more lockbox agreements, in Proper Form, to be executed and delivered to the Agent or TCB by the Borrower and each of its Subsidiaries required by the Agent, together with all modifications and/or replacements thereof which are approved in writing by the Agent. As of the Closing Date, the Borrower has previously executed and delivered to the Agent or TCB a Lockbox Agreement in substantially the form attached hereto as

Exhibit B, as well as the Amended Lockbox Implementation & Processing Instructions attached hereto as Exhibit C that relate to and modify said Lockbox Agreement.

         Material Adverse Effect shall mean a material adverse effect on (a) the business, assets, operations, financial or other condition of the Borrower and its Subsidiaries, taken as a whole, (b) the ability of the Borrower and the Guarantors, taken as a whole, to perform or pay the Obligations in accordance with the terms hereof or of any other Loan Document, or (c) the Agent's Lien on any material portion of the Collateral or the priority of such Lien.

         Maturity Date shall mean the earlier of (a) September 23, 1998, (b) any date that the Total Commitment is terminated in full by the Borrower pursuant to Section 2.4 hereof, and (c) any date the Maturity Date is accelerated by the Agent pursuant to Section 8.1 hereof.

         Net Amount of Eligible Receivables shall mean and include at any time, without duplication, the gross amount of Eligible Receivables at such time less
(a) unpaid sales, excise or similar taxes owed by the Borrower or any of its Subsidiaries, and (b) returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed. In addition to the deductions from Eligible Receivables discussed in the preceding sentence, the

Agent reserves the right to deduct from the gross amount of Eligible Receivables a warranty allowance or reserve in an amount reasonably acceptable to the Agent if the amount of actual warranty claims made against the Borrower and its Subsidiaries in the aggregate for the three (3) most recent fiscal months of the Borrower ending on or immediately prior to the applicable date of calculation exceeds three percent (3%) of the aggregate gross sales of the Borrower and its Subsidiaries for such period.

         Net Income shall mean gross revenues and other proper income credits for such Person, less all proper expenses and other income charges for such Person, including taxes on income, all determined in accordance with GAAP; provided, that there shall not be included in such revenues any extraordinary or nonrecurring items, as determined in accordance with GAAP.

         Notes shall mean the promissory notes, each substantially in the form of Exhibit A attached hereto, of the Borrower evidencing the Loans, payable to the order of the respective Lender in the amount of said Lender's Commitment, and all renewals, extensions, modifications, rearrangements and replacements thereof and substitutions therefor. Note shall mean any one of such promissory notes.

         Obligations shall mean, without duplication, all obligations, liabilities and Indebtedness of the Borrower and the Guarantors with respect to the Security Documents and other Loan Documents, including without limitation, (a) the principal of and interest on the Loans and (b) the payment or performance of all other obligations, liabilities and Indebtedness of the Borrower or the Guarantors to the Agent and the Lenders hereunder, under the Notes, under the Letters of Credit, under the Applications or under any one or more of the other Loan Documents, including all fees, costs, expenses and indemnity obligations hereunder and thereunder.

         Officer's Certificate shall mean a certificate substantially in the form of Exhibit D attached hereto.

         Organizational Documents shall mean, with respect to a corporation, the certificate of incorporation, articles of incorporation and bylaws of such corporation; with respect to a partnership, the partnership agreement establishing such partnership; with respect to a joint venture, the joint venture agreement establishing such joint venture, and with respect to a trust, the instrument establishing such trust; in each case including any and all modifications thereof as of the date of the Loan Document referring to such Organizational Document and any and all future modifications thereof which are consented to by the Agent.

         Parties shall mean all Persons other than the Agent or any Lender executing any Loan Document.

         Past Due Rate shall mean for the Agent and each Lender, on any day, the lesser of (a) the sum of (i) the Alternate Base Rate, plus (ii) one percent (1%), and (b) the Highest Lawful Rate, if any, applicable to the Agent or such Lender on such day.

         PBGC shall mean the Pension Benefit Guaranty Corporation.

         Permitted Affiliate Transactions shall mean the following:

         (a) full-time employment agreements and incentive compensation programs with employees on commercially reasonable terms;

         (b) officer, director or employee loans for work related expenditures;

         (c) advances to directors, officers or employees of the Borrower and/or its Subsidiaries to provide for the payment of reasonable expenses incurred by such Persons in the performance of such Persons' responsibilities to the Borrower;

         (d) loans to employees or officers for the purpose of enabling such employees or officers to acquire Stock in the Borrower under one or more qualified employee stock option plans, so long as the aggregate amount of such loans by the

Borrower and all of its Subsidiaries does not exceed in the aggregate $250,000 per fiscal year; and

         (e) indemnities provided on behalf of officers, directors or employees of the Borrower and/or in its Subsidiaries as determined in good faith by the Borrower's Board of Directors or senior management.

         Permitted Dispositions shall mean the following dispositions of assets:

         (a) sales of inventory and other assets in the ordinary course of business and for fair and adequate consideration;

         (b) dispositions of damaged, worn-out or obsolete Property, or Property which is no longer necessary for the proper conduct of any Person's business;

         (c) the abandonment of any assets or Properties which are no longer useful for the proper conduct of business and cannot (after good faith efforts to sell the same) be sold;

         (d)      the liquidation of Permitted Investment Securities;

         (e) transfers of Property from the Borrower to its domestic Subsidiaries (whether presently existing or hereafter created in accordance with the other provisions of this

Agreement) or from one Subsidiary of the Borrower to another domestic Subsidiary of the Borrower, provided, that if the entity to whom such transfer or disposition is made is not the Borrower or is not yet a Guarantor, simultaneously with such transfer, such entity executes and delivers to the Agent a Joinder Agreement, together with all of the requested Security Documents, as required at such time by the Agent, appropriately completed;

         (f)      sale/leaseback transactions permitted pursuant to Section
7.15 hereof;

         (g) leases to any Person of real Property of the Borrower, provided that the terms (including lease term and rent) of such leases are commercially reasonable; and

         (h) sales and licenses of intellectual Property of the Borrower or its Subsidiaries entered into on commercially reasonable terms.

         Permitted Investments shall mean:

         (a) the endorsement of negotiable instruments for deposit or collection in the ordinary course of business;

         (b)      Investments in Permitted Investments Securities;

         (c) Investments representing Stock or obligations issued to the Borrower or its Subsidiaries in settlement of claims against any other Person by reason of a composition or readjustment of debt or a reorganization of any debtor of the Borrower and/or its Subsidiaries;

         (d) loans to employees or officers of the Borrower and/or its Subsidiaries for the purpose of enabling such employees or officers to acquire Stock in the Borrower under one or more qualified employee stock option plans, so long as the aggregate amount of such loans by the Borrower and all of its Subsidiaries does not exceed in the aggregate $250,000 per fiscal year;

         (e) Investments made as a result of the receipt of non-cash consideration from a Permitted Disposition;

         (f) to the extent that any manufacturing and licensing agreements constitute Investments, any such arrangements entered into in the ordinary course of business;

         (g) the Stock of Ross Semiconductors (Israel) Ltd. owned and held by the Borrower as of the Closing Date;

         (h) any Stock owned and held by the Borrower or any of its Subsidiaries in (1) any wholly-owned, domestic Subsidiary of the Borrower created by the Borrower for purposes of receiving one or more transfers of Property from the Borrower or any of its other Subsidiaries pursuant to the terms of clause (e) of the "Permitted Dispositions" definition set forth above or (2) any other wholly-owned Subsidiary of the Borrower created or acquired with the prior written consent of the Agent after the Closing Date; and

         (i) to the extent that any interest held by the Borrower in SPARC International, Inc., a California mutual benefit corporation, or any payments made by the Borrower to such entity constitute Investments, any such interest held or any such payments made in the ordinary course of business.

         Permitted Investment Securities shall mean: (1) readily marketable, direct obligations of the United States of America or any agency or wholly owned corporation thereof which are backed by the full faith and credit of the United States, (2) certificates of deposit or other short-term direct obligations of (i) the Agent, (ii) TCB or (iii) any other financial institution having capital and surplus in excess of $5,000,000,000, and (3) other Investments mutually agreed to in writing by the Borrower and the Agent; provided, that in each case described in clauses (1) and (2), such obligation shall mature not more than one (1) year from the acquisition thereof.

         Person shall mean any individual, corporation, business trust, unincorporated organization or association, partnership, joint venture, Governmental Authority or any other form of entity.

         Plan shall mean any plan subject to Title IV of ERISA and maintained for employees of the Borrower or of any member of a "controlled group of corporations", as such term is defined in the Code, of which the Borrower, any of its Subsidiaries or any ERISA Affiliate it may acquire from time to time is a part, or any such plan to which the Borrower, any of its Subsidiaries or any ERISA Affiliate is required to contribute on behalf of its employees.

         Prime Rate shall mean the rate of interest per annum publicly announced from time to time by Chase, or its successor financial institution, at its principal office in New York City as its prime rate in effect at such time. Without notice to the Borrower or any other Person, the Prime Rate shall change automatically from time to time as and in the amount by which said prime rate shall fluctuate, with each such change to be effective as of the date of each change in such prime rate. THE PRIME RATE IS A REFERENCE RATE AND DOES NOT NECESSARILY REPRESENT THE LOWEST OR BEST RATE ACTUALLY CHARGED BY CHASE OR SUCH SUCCESSOR FINANCIAL INSTITUTION TO ANY OF ITS CUSTOMERS. CHASE OR SUCH SUCCESSOR FINANCIAL

INSTITUTION MAY MAKE COMMERCIAL LOANS OR OTHER LOANS AT RATES OF INTEREST AT, ABOVE AND BELOW THE PRIME RATE.

         Principal Office shall mean the principal office in New York City of the Agent, or at such other place as the Agent may from time to time by notice to the Borrower designate.

         Proper Form shall mean in form and substance reasonably satisfactory to the Agent.

         Property shall mean any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible.

         Quarterly Unaudited Financial Statements shall mean the financial statements of a Person, which statements shall include (a) a balance sheet as of the end of the respective fiscal quarter, (b) an income statement for such respective fiscal quarter, and for the fiscal year to date, subject to normal year-end adjustments, all setting forth in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and (c) a statement of cash flows for the fiscal year to date, subject to normal year-end adjustments, setting forth in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all prepared in accordance with GAAP and certified as true and correct by a Responsible Officer of the Borrower. The Quarterly Unaudited Financial Statements for the Borrower and its Subsidiaries shall be prepared on a Consolidated basis in accordance with GAAP. Additionally, when and if the daily collection and application procedure for Receivables is implemented and is continuing in accordance with the provisions of Section 6.15(b) hereof, the Quarterly Unaudited Financial Statements for the Borrower and its Subsidiaries shall also be prepared on a consolidating basis (with such consolidating statements to be prepared in accordance with GAAP only to the extent normal and customary).

         Rate Selection Date shall mean that Business Day which is (a) in the case of the Alternate Base Rate Borrowings, the date of such borrowing, or (b) in the case of LIBOR Borrowings, the date three (3) Business Days preceding the first day of any proposed Interest Period.

         Rate Selection Notice shall have the meaning ascribed to such term in
Section 2.8(b)(1) hereof.

         Receivables shall mean and include all of the accounts, instruments, documents, chattel paper and general intangibles of the Borrower or any of its Subsidiaries, whether secured or unsecured, whether now existing or hereafter created or arising, and whether or not specifically assigned to the Agent for the ratable benefit of the Lenders.

         Refinancing Indebtedness shall mean any Indebtedness of the Borrower or its Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of such Person, provided, that:

         (a) the principal amount of such Refinancing Indebtedness does not exceed the then outstanding principal amount of the Indebtedness so extended, refinanced, renewed, replace, defeased or refunded (plus the amount of reasonable expenses and any premium or penalty paid in connection with such extension, refinancing, renewal, replacement, defeasance or refund in accordance with the terms of the documents governing the original issuance of such Indebtedness);

         (b) the interest rates, maturities, amortization schedules, covenants, defaults, remedies, subordination provisions (with respect to any Subordinated Indebtedness), collateral security provisions (or absence thereof) and other terms of such Refinancing Indebtedness are in each case the same or more favorable to the Borrower and/or its Subsidiaries as those in the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded; and

         (c) no Default or Event of Default has occurred and is continuing or would result from the issuance or origination of such Refinancing Indebtedness.

         Regulation D shall mean Regulation D of the Board of Governors of the Federal Reserve System from time to time in effect and shall include any successor or other regulation relating to reserve requirements applicable to member Lenders of the Federal Reserve System.

         Regulatory Change shall mean, with respect to any Lender, any change on or after the date of this Agreement in any Legal Requirement (including Regulation D) or the adoption or making on or after such date of any interpretation, directive or request applying to a class of Lenders including such Lender under any Legal Requirement (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

         Reportable Event shall mean a Reportable Event as defined in Section 4043(b) of ERISA.

         Request for Extension of Credit shall mean a written request for extension of credit substantially in the form of Exhibit E attached hereto.

         Required Lenders shall mean Lenders having 66-2/3% or greater of the Total Commitment.

         Requirements of Environmental Law shall mean all requirements imposed by any law (including The Resource Conservation and Recovery Act, The Comprehensive Environmental Response, Compensation, and Liability Act, the Clean Water Act, the Clean Air Act, and any state analogues of any of the foregoing), rule, regulation, or order of any Governmental Authority now or hereafter in effect which relate to (i) noise; (ii) pollution, protection or clean-up of the air, surface water, ground water or land; (iii) solid, liquid or gaseous waste or Hazard Substance generation, recycling, reclamation, release, threatened release, treatment, storage, disposal or transportation; (iv) exposure of Persons or property to Hazardous Substances;
(v) the safety or health of employees or other Persons; or (vi) the manufacture, presence, processing, distribution in commerce, use, discharge, releases, threatened releases, emissions or storage of Hazardous Substances into the environment. Requirement of Environmental Law shall mean any one of them.

         Responsible Officer shall mean, with respect to any Person, any president or vice president, or the chief financial officer or controller of such Person.

         Security Agreements shall mean (a) the Security Agreement (Personal Property) of even effective date herewith, between the Borrower and the Agent, for the ratable benefit of the Lenders, covering all Receivables, inventory and all other related tangible and intangible personal Property of the Borrower more particularly described therein, (b) any and all other security agreements, pledge agreements, collateral assignments or other similar documents now or hereafter executed in favor of the Agent, for the ratable benefit of the Lenders, as security for the payment or performance of any and or all of the Obligations, and (c) any amendment, modification, restatement or supplement of all or any of the above-described agreements and assignments.

         Security Documents shall mean the Security Agreements, all related financing statements and any and all other agreements, mortgages, deeds of trust, chattel mortgages, security agreements, pledges, guaranties, assignments of income, assignments of contract rights, assignments or pledges of stock or partnership interests, standby agreements, subordination agreements, undertakings and other instruments and financing statements now or hereafter executed and delivered in connection with, or as security for, the payment and performance of the Obligations, as any of them may from time to time be amended, modified, restated or supplemented.

         Statutory Reserves shall mean (a) with respect to the Adjusted LIBOR Rate, a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including without limitation, any marginal, special, emergency or supplemental reserves) expressed as a decimal, established by the Board of Governors of the Federal Reserve System of the United States and any other banking authority to which any Lender is subject with respect to the Adjusted LIBOR Rate for Eurocurrency Liabilities (as defined in Regulation D), including without limitation, those reserve percentages imposed under Regulation D, and
(b) with respect to the Base CD Rate, a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including, without limitation, any marginal, special, emergency or supplemental reserves) expressed as a decimal, established by the Board of Governors of the Federal Reserve System of the United States or any banking authority to which any Lender is subject with respect to the Base CD Rate for new negotiable nonpersonal time deposits in U.S. dollars of over $100,000 with maturities approximately equal to three months. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any applicable reserve percentage. For purposes hereof, LIBOR Borrowings shall be deemed to constitute Eurocurrency Liabilities (as defined in Regulation D) and as such, shall be deemed to be subject to such reserve requirements of Regulation D without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any Lender under Regulation D.

         Stock shall mean as to a Business Entity, all capital stock or other indicia of equity rights issued by such Business Entity from time to time.

         Subordinated Indebtedness shall mean, with respect to the Borrower or any Guarantor, Indebtedness subordinated in right of payment to the Borrower's or such Guarantor's monetary Obligations on terms satisfactory to and approved in writing by the Agent.

         Subsidiary shall mean, as to a particular parent Business Entity, any Business Entity of which more than fifty percent (50%) of the Stock issued by such Business Entity is at the time directly or indirectly owned by such parent Business Entity or by one or more of its Affiliates.

         Tangible Net Worthshall mean, as to any Person at any time, without duplication, (a) the sum of such Person's capital stock, additional paid in capital, capital in excess of par or stated value of shares of its capital stock, retained earnings and any other amount which, in accordance with GAAP, constitutes stockholders' equity, less (b) treasury stock, less (c) the amount of any write-up subsequent to the effective date of this Agreement in the value of any asset above the cost or depreciated costs thereof to such Person, less
(d) the book value of all assets which would be treated as intangibles under GAAP, including without limitation, good will, trademarks, trade names, patents, copyrights and licenses.

         TCB shall mean Texas Commerce Bank National Association, a national banking association.

         Three-Month Secondary CD Rate shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board of Governors of the Federal Reserve System of the United States through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of such Board of Governors, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m. on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by the Agent.

         Total Commitment shall mean, on any day, the aggregate of all of the Commitments of the Lenders on such day (as the same may be reduced from time to time pursuant to Section 2.4 hereof).

         Unused Commitment shall mean, as to a particular Lender, the daily difference of such Lender's Commitment on such day less the Current Sum applicable to such Lender on such day.

         1.2 Accounting Terms and Determinations. Except where specifically otherwise provided:


                  (a) The symbol "$" and the word "dollars" shall mean lawful money of the United States of America.

                  (b) Any accounting term not otherwise defined shall have the meaning ascribed to it under GAAP.

                  (c) Unless otherwise expressly provided, any accounting concept and all financial covenants shall be determined on a Consolidated basis, and financial measurements shall be computed without duplication.

                  (d) Wherever the term "including" or any of its correlatives appears in the Loan Documents, it shall be read as if it were written "including (by way of example and without limiting the generality of the subject or concept referred to)".

                  (e) Wherever the word "herein" or "hereof" is used in any Loan Document, it is a reference to that entire Loan Document and not just to the subdivision of it in which the word is used.

                  (f) References in any Loan Document to Section numbers are references to the Sections of such Loan Document.

                  (g) References in any Loan Document to Exhibits, Schedules, Annexes and Appendices are to the Exhibits, Schedules, Annexes and Appendices to such Loan Document, and they shall be deemed incorporated into such Loan Document by reference.

                  (h) Any term defined in the Loan Documents which refers to a particular agreement, instrument or document shall also mean, refer to and include all modifications, amendments, supplements, restatements, renewals, extensions and substitutions of the same; provided that nothing in this subsection shall be construed to authorize any such modification, amendment, supplement, restatement, renewal, extension or substitution except as may be permitted by other provisions of the Loan Documents.

                  (i) All times of day used in the Loan Documents mean local time in New York City.

                  (j) Defined terms may be used in the singular or plural, as the context requires.

2.       Loans; Letters of Credit; Notes; Payments; Prepayments; Interest
         Rates.

         2.1 Commitments. Subject to the terms and conditions hereof, each Lender, severally and not jointly, agrees to make Loans to the Borrower from time to time on and after the Closing Date until, but not including, the Maturity Date, in an aggregate principal amount at any one time outstanding (including such Lender's Commitment Percentage of the Letter of Credit Exposure Amount at such time) up to, but not exceeding such Lender's Commitment. Notwithstanding the foregoing, the aggregate principal amount of the Loans outstanding at any time shall not exceed (a) the lesser of (i) the Total Commitment and (ii) the applicable Borrowing Base at such time less (b) the Letter of Credit Exposure Amount at such time. Subject to the conditions herein, any such Loan repaid prior to the Maturity Date may be reborrowed as an additional Loan by the Borrower pursuant to the terms of this Agreement.


         2.2      Loans.


                  (a) Subject to Sections 4.1 and 4.2 hereof, (i) all Loans shall be advanced and made ratably by the

Lenders in accordance with the Lenders' respective Commitments; and (ii) the initial Loans shall be made on the Closing Date by the Lenders against delivery of the Notes.

                  (b) When requesting a Loan hereunder, the Borrower shall give the Agent notice of a request for a Loan in accordance with
Section 4.1(a) hereof. Except as otherwise provided in Section 2.2(f) hereof, the Agent shall promptly advise the Lenders of any notice of a request for a Loan given pursuant to Section 4.1(a) and of each Lender's portion of a requested borrowing (based on such Lender's Commitment Percentage).

                  (c)             Except as otherwise provided or specified in
Section 2.2(f) below, each Lender shall make its Loans available on the proposed dates thereof by causing its Applicable Lending Office to pay the amount required to the Agent at the Principal Office in immediately available funds not later than 11:00 a.m., and the Agent shall as soon as practicable, but in no event later than 5:00 p.m. on such date, credit the amount so received to a general deposit account designated and maintained by the Borrower with the Agent at the Principal Office or with TCB at its Austin, Texas branch. If a requested Loan shall not occur on the Closing Date or any date specified by the Borrower as set forth in the applicable Request for Extension of Credit, as the case may be, because all of the conditions for such Loan set forth herein or in any of the other Loan Documents shall not have been met, the Agent shall return the amounts so received from the Lenders in respect of such requested Loan to the applicable Lenders as soon as practicable.

                  (d) The obligations of the Lenders hereunder are several and not joint; therefore, notwithstanding anything herein to the contrary: (i) no Lender shall be required to make Loans at any one time outstanding in excess of such Lender's Commitment; (ii) if a Lender fails to make a Loan as and when required hereunder and the Borrower subsequently makes a repayment on the Loans, such repayment shall be split among the non-defaulting Lenders in accordance with their respective Commitment Percentages until each Lender has its Commitment Percentage of all of the outstanding Loans, after which the balance of such repayment shall be divided among all of the Lenders in accordance with their respective Commitments; and
(iii) the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (provided, that no Lender shall be responsible for the failure of any other Lender to make a Loan such other Lender is obligated to make hereunder).

                  (e) The Loans made by the Lenders on any date shall be in integral multiples of $1.00; provided, however, that the LIBOR Borrowings made on any date shall be in a minimum aggregate principal amount of $1,000,000, with any increases over such minimal amount being in integral aggregate multiples of $100,000.

                  (f) When and if the daily collection and application procedures for Receivables are implemented and are continuing in accordance with the provisions of Section 6.15(b) hereof, the arrangements between the Agent and the Lenders with respect to making and advancing the Loans and making payments under Letters of Credit shall be handled on the following basis: no less than once a week, the Agent will provide each Lender with a statement showing, for the period of time since the date of the most recent of such statements previously provided, the aggregate principal amount of new Loans made to the Borrower, the aggregate amount of new Letter of Credit Advances which have not been reimbursed, the aggregate face amount of new Letters of Credit issued for the account of the Borrower, the amount of remittances and payments actually collected and applied by the Agent to reduce the outstanding principal balance of the Loans and to reimburse Letter of Credit Advances during such period and the outstanding principal balances of the Loans and the aggregate Letter of Credit Exposure Amount outstanding at the end of such period. If a Lender's pro-rata share (based on such Lender's Commitment Percentage) of the Loans and the unreimbursed Letter of Credit Advances made during such period exceeds such Lender's pro-rata share of remittances and payments applied to reduce the Loans and reimburse Letter of

Credit Advances during such period, the difference will be paid and made available in same day funds by such Lender to the Agent, and if such Lender's pro-rata share (based on such Lender's Commitment Percentage) of remittances and payments applied to reduce the Loans and reimburse Letter of Credit Advances during such period exceeds such Lender's pro-rata share (based on such Lender's Commitment Percentage) of the Loans and the unreimbursed Letter of Credit Advances made during such period, the difference will be paid and made available in same day funds by the Agent to such Lender.

                  (g) When and if the daily collection and application procedures for Receivables are implemented and are continuing in accordance with the provisions of Section 6.15(b) hereof, the Agent shall render to the Borrower each month a statement of the Borrower's account of all transactions of the type described in Section 2.2(f) hereof, which shall be deemed to be correct and accepted by and be binding upon the Borrower unless the Agent receives a written statement of the Borrower's exceptions to such account statement within thirty (30) days after such statement was rendered to the Borrower.

         2.3      Commitment and Other Fees.


                  (a) In consideration of each Lender's Commitment, the Borrower agrees to pay to the Agent for the account of each Lender a commitment fee (each a "Commitment Fee") (computed on the basis of the actual number of days elapsed in a year composed of 360 days, subject to the terms of Section 10.6 hereof) in an amount equal to the product of (A) one-quarter of one percent (.25%) times (B) such Lender's Unused Commitment. The Commitment Fee shall be due and payable in arrears (i) on the first Business Day of each December, March, June and September prior to the Maturity Date, commencing December 1, 1996, and (ii) on the Maturity Date, with each Commitment Fee to commence to accrue as of the date hereof and to be effective as to any reduction in the Total Commitment as of the date of any such decrease, and each Commitment Fee shall cease to accrue (except with respect to interest at the Past Due Rate on any unpaid portion thereof) on the Maturity Date. All past due Commitment Fees shall bear interest at the Past Due Rate and shall be payable upon demand by the Agent.

                  (b) When and if the daily collection and application procedures for Receivables are implemented and are continuing in accordance with the provisions of Section 6.15(b) hereof, the Borrower hereby agrees to pay to the Agent, for its sole benefit (and not for the benefit of each of the Lenders), an administration fee in the amount of $25,000 per annum, payable in advance in quarterly installments of $6,250, commencing on any date such daily collection procedures are implemented, and thereafter quarterly on the same Business Day of each subsequent calendar quarter in which such daily collection procedures are continuing.

         2.4      Termination and Reductions of Commitments.


                  (a) Upon at least five (5) Business Days' prior irrevocable written notice to the Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Total Commitment ratably among the Lenders in accordance with the amounts of their Commitments; provided, however, that the Total Commitment shall not be reduced at any time to an amount not less than the aggregate of each Lender's Current Sum outstanding at such time. Each partial reduction of the Total Commitment shall be in a minimum of $1,000,000 or an integral multiple of $100,000 in excess thereof.

                  (b) Simultaneously with any termination or reduction, in whole or in part, of the Total Commitment pursuant to Section 2.4(a) above, the Borrower hereby agrees to pay to each Lender, through the Agent, (i) the Commitment Fee due and owing through and including the date of such termination or reduction on the amount of the Commitment of such Lender so terminated or reduced and (ii) a prepayment fee equal to one percent (1%) of the Commitment of such Lender so terminated or reduced if such termination or reduction occurs on or before the first anniversary of the Closing Date. After the first anniversary date of the Closing Date, the Total Commitment may be terminated or reduced, in whole or in part, without any prepayment fee, penalty or other similar charge.

                  (c) To effect the payment of any and all Commitment Fees and all other Obligations outstanding and owing hereunder or under any other Loan Documents, subject to the provisions of Sections 2.1 and
4.1 hereof, the Agent may, but shall not be obligated to, cause the Lenders to make a Loan if (i) such Loan is to be made prior to the Maturity Date, (ii) the Availability would be equal to or greater than zero after giving effect to such Loan, and (iii) no Default or Event of Default shall have occurred which is then continuing. The inability of the Agent to cause the payment of any such Commitment Fees or other Obligations in accordance with the preceding sentence shall not in any way whatsoever affect the Borrower's and Guarantors' obligation to otherwise pay such amounts in accordance with the applicable terms hereof or of any other Loan Documents.

         2.5      Mandatory and Voluntary Prepayments.


                  (a) If the Current Sum applicable to a Lender at any time exceeds such Lender's Commitment, the Agent shall notify the Borrower of the deficiency (such notice being permitted to be given orally and need not be in writing) and the Borrower shall immediately make a prepayment on such Lender's Note or otherwise reimburse such Lender for Letter of Credit Advances or cause one or more Letters of Credit to be cancelled and surrendered in an amount sufficient to reduce such Lender's Current Sum to an amount no greater than such Lender's Commitment. Any prepayments required by this subparagraph (a) shall be applied to outstanding Alternate Base Rate Borrowings up to the full amount thereof before such prepayments are applied to outstanding LIBOR Borrowings (together with any Consequential Loss resulting from such prepayment).

                  (b) The Borrower shall make prepayments of the Loans from time to time so that the Availability equals or exceeds zero at all times. Specifically, if the Availability at any time is less than zero, the Agent shall notify the Borrower of the deficiency (such notice being permitted to be given orally and need not be in writing) and the Borrower shall immediately make a prepayment on the Notes or otherwise reimburse the Agent for Letter of Credit Advances or cause one or more Letters of Credit to be cancelled and surrendered in an amount sufficient to cause the Availability to be at least equal to zero. Any prepayments required by this subparagraph (b) shall be applied to outstanding Alternate Base Rate Borrowings up to the full amount thereof before such prepayments are applied to outstanding LIBOR Borrowings (together with any Consequential Loss resulting from such prepayment).

                  (c) In addition to the mandatory prepayments required by Sections 2.5(a) and (b) above, the Borrower shall have the right, at its option and subject to the requirements of Section 2.4, to prepay any of the Loans in whole at any time or in part from time to time, without premium or penalty, except as otherwise provided in Section 2.4, this Section 2.5 or subsections (a), (b) or (c) of Section 2.9 hereof. Each prepayment under this subsection shall be applied to the prepayment of the aggregate unpaid principal amount of the Notes. Prepayments under this subparagraph (c) shall be subject to the following additional conditions:

                         (1) In giving notice of prepayment as hereinafter provided, the Borrower shall specify, for the purpose of paragraphs
         (2) and (3) immediately following, the manner of application of such prepayment as between Alternate Base Rate Borrowings and LIBOR Borrowings; provided, that in no event shall any LIBOR Borrowing be partially prepaid.

                         (2) Prepayments applied to any LIBOR Rate Borrowing may be made on any Business Day, provided, that (i) the Borrower shall have given the Agent at least five (5) Business Days' prior irrevocable written or telecopied notice of such prepayment, specifying the principal amount of the LIBOR Borrowing to be prepaid, the particular LIBOR Borrowing to which such prepayment is to be applied and the prepayment date; and (ii) if such prepayment is made on any day other than the last day of the Interest Period corresponding to the LIBOR Borrowing to be prepaid, the Borrower shall pay directly to the Agent for the account of the Lenders, on the last day of such Interest Period, the Consequential Loss as a result of such prepayment.

                         (3) Prepayments applied to any Alternate Base Rate Borrowing may be made on any Business Day, provided that the Borrower shall have given the Agent prior irrevocable written notice or notice by telephone (which is to be promptly confirmed in writing) of such prepayment on the Business Day of such prepayment, specifying the principal amount of the Alternate Base Rate Borrowing to be prepaid.

                  (d) Notice of any prepayment having been given, the principal amount specified in such notice, together with (in the case of any prepayment of a LIBOR Borrowing) interest thereon to the date of prepayment, shall be due and payable on such prepayment date.

         2.6      Notes; Payments.

                  (a) Subject to the provisions of Section 10.12 hereof relating to replacement and substitution of the Notes, all Loans made by a Lender to the Borrower shall be evidenced by a single Note dated as of the Closing Date, delivered and payable to such Lender in a principal amount equal to such Lender's Commitment as of the Closing Date.

                  (b) The outstanding principal balance of each and every Loan, as evidenced by the Notes, shall mature and be fully due and payable on the Maturity Date.

                  (c) Subject to Section 10.6 hereof, the Borrower hereby agrees to pay accrued interest on the unpaid principal balance of the Loans on the Interest Payment Dates, commencing with the first of such dates to occur after the date hereof. After the Maturity Date, accrued and unpaid interest on the Loans shall be payable on demand.

                  (d) To effect payment of accrued interest owing on the Loans as of the Interest Payment Dates, subject to the provisions of Sections 2.1 and 4.1 hereof, the Agent may, but shall not be obligated to, cause the Lenders to make a Loan to pay in full the amount of accrued interest owing and payable on the Loans as of the respective Interest Payment Date if
(i) such Loan is to be made prior to the Maturity Date, (ii) the Availability would be equal to or greater than zero after giving effect to such Loan, and
(iii) no Default or Event of Default shall have occurred which is then continuing. The inability of the Agent to cause a payment of any accrued interest owing on the Loans on any Interest Payment Date as of the respective due date thereof in accordance with the preceding sentence shall not in any way whatsoever effect the Borrower's obligation to otherwise pay such amounts in accordance with the applicable terms hereof or any other Loan Documents.

         2.7      Application of Payments and Prepayments.


                  (a) Except as otherwise provided in Sections 2.5(a) and (b) hereof, prepayments on the Notes shall be applied to payment of the aggregate unpaid principal amounts of the Notes, with the balance of any such prepayments, if any, being applied to accrued interest. Payments of accrued interest on each Note in accordance with Section 2.6(c) hereof shall be applied to the aggregate accrued interest then outstanding under the Notes, while payment by the Borrower of the aggregate principal amount outstanding under the Notes on the Maturity Date shall be applied to principal.

                  (b)             Except as otherwise provided or specified in
Section 2.2(f) hereof, each payment or prepayment received by the Agent hereunder or under any Note for the account of a Lender shall be paid promptly to such Lender, in immediately available funds. If the Agent fails to send to any Lender the product of such Lender's Commitment Percentage times the aggregate amount of any such payment or prepayment received by the Agent for the account of all the Lenders by the close of business on the date such payment was deemed received by the Agent in accordance with Section 2.7(d) below, the Agent shall pay to such Lender interest on such Lender's pro-rata portion of such payment timely received by the Agent from such date of receipt by the Agent to the date that such Lender receives its pro-rata portion of such payment, such interest to accrue at the Federal Funds Effective Rate and to be payable upon written request from such Lender.

                  (c) All sums payable by the Borrower to the Agent hereunder or pursuant to the Notes for its own account or the account of the Lenders shall be payable in United States dollars in immediately available funds not later than 12:00 noon on the date such payment or prepayment is due and shall be made without set-off, counterclaim or deduction of any kind. Any such payment or prepayment received and accepted by the Agent after 12:00 noon shall be considered for all purposes (including the payment of interest, to the extent permitted by law) as having been made on the next succeeding Business Day. All such payments or prepayments shall be made at the Principal Office. If any payment or prepayment becomes due and payable on a day which is not a Business Day, then the date for the payment thereof shall be extended to the next succeeding Business Day and interest shall be payable thereon at the then applicable rate per annum during such extension.

         2.8      Interest Rates for Loans.


                  (a) Subject to Section 10.6 hereof, the Notes shall bear interest on their respective outstanding principal balances at the Alternate Base Rate; provided, that (1) all past due principal and interest shall bear interest at the Past Due Rate, which shall be payable on demand, and
(2) subject to the provisions hereof, the Borrower shall have the option of having all or any portion of the principal balances from time to time outstanding under the Notes bear interest until their respective maturities at a rate per annum equal to the Adjusted LIBOR Rate (together with the Alternate Base Rate, individually herein called an "Interest Option" and collectively called "Interest Options"). The records of the Agent with respect to Interest Options, Interest Periods and the amounts of Loans to which they are applicable shall be binding and conclusive, absent manifest error. Interest on the Loans shall be calculated at the Alternate Base Rate, except where it is expressly provided pursuant to this Agreement that the Adjusted LIBOR Rate is to apply.

                  (b) The Borrower shall have the right to designate or convert its Interest Options in accordance with the provisions hereof. Provided no Default or Event of Default has occurred and is continuing and subject to the provisions of the last sentence of Subsection 2.8(a) hereinabove and of Section 2.9 hereof, the Borrower may elect to have the Adjusted LIBOR Rate apply or continue to apply to all or any portion of the principal balances of the Notes. Each change in Interest Options shall be a conversion of the rate of interest applicable to the specified portion of the Loans, but such conversion alone shall not change the outstanding principal balance of the Notes. The Interest Options shall be designated or converted in the manner provided below:

                         (1) The Borrower shall give the Agent notice by telephone, promptly confirmed by written notice (the "Rate Selection Notice") substantially in the form of Exhibit F hereto. Each such telephone and written notice shall specify the amount and type of borrowings which are the subject of the designation, if any; the amount and type of borrowings into which such borrowings are to be converted or for which an Interest Option is designated; the proposed date for the designation or conversion (which, in the case of conversion of LIBOR Borrowings, except as provided in Section 2.9 hereof, shall be the last day of the Interest Period applicable thereto) and the Interest Period or Periods, if any, selected by the Borrower. Such notice by telephone shall be irrevocable and shall be given to the Agent no later than the applicable Rate Selection Date. If (a) a new Loan is to be a LIBOR Borrowing, (b) an existing LIBOR Borrowing is maturing at the time that a new Loan is being requested and the Borrower is electing to have such existing portion of the outstanding principal balance of the Notes going forward bear interest at the same Interest Option and for the same Interest Period as the new Loan, or (c) a portion of an Alternate Rate Borrowing is to be converted so as to bear interest at the same Interest Option and for the same Interest Period as the new Loan, then the Rate Selection Notice shall be included in the Request for Extension of Credit applicable to the new Loan, which shall be given to the Agent no later than the applicable Rate Selection Date.

                         (2) No more than five (5) LIBOR Borrowings and corresponding Interest Periods shall be outstanding at any one time. Each LIBOR Borrowing shall be in a minimum aggregate principal amount of at least $1,000,000, with any increases over such minimum amount being in integral aggregate multiples of $100,000.

                         (3) Principal included in any borrowing shall not be included in any other borrowing which exists at the same time.

                         (4) Each designation or conversion shall occur on a Business Day.

                         (5) Except as provided in Section 2.9 hereof, no LIBOR Borrowing shall be converted on any day other than the last day of the applicable Interest Period.

                         (6) The Agent shall promptly advise the Lenders of any Rate Selection Notice given pursuant to this Section 2.8 and of each Lender's pro-rata portion of such designation or conversion hereunder.

                  (c) All interest and fees (including the Commitment Fee) will be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable, unless the effect of so computing shall be to cause the rate of interest to exceed the Highest Lawful Rate.

         2.9      Special Provisions Applicable to LIBOR Borrowings.


                  (a) If, after the date of this Agreement, the adoption of any applicable Legal Requirement or any change in any applicable Legal Requirement or in the interpretation or administration thereof by any Governmental Authority or compliance by the Agent or any Lender with any request or directive (whether or not having the force of law) of any Governmental Authority shall at any time make it unlawful or impossible for any Lender to permit the establishment of or to maintain any LIBOR Borrowing, the commitment of the Lenders to establish or maintain the Adjusted LIBOR Rate affected by such adoption or change shall forthwith be canceled and the Borrower shall forthwith, upon demand by the Agent to the Borrower, (1) convert the Adjusted LIBOR Rate with respect to which such demand was made to the Alternate Base Rate; (2) pay all accrued and unpaid interest to date on the amount so converted; and (3) pay any amounts required to compensate the Agent and the Lenders for any additional cost or expense which the Agent or any Lender may incur as a result of such adoption of or change in such Legal Requirement or in the interpretation or administration thereof and any Consequential Loss which the Agent or any Lender may incur as a result of such conversion to the Alternate Base Rate. If, when the Agent so notifies the Borrower, the Borrower has given a Rate Selection Notice specifying one or more borrowings of the type with respect to which such demand was made but the selected Interest Period or Interest Periods has not yet begun, such Rate Selection Notice shall be deemed to be of no force and effect, as if never made, and the balance of the Loans specified in such Rate Selection Notice shall bear interest at the Alternate Base Rate until a different available Interest Option shall be designated in accordance herewith.

                                  (b)              If the adoption of any
applicable Legal Requirement or any change in any applicable Legal Requirement or in the interpretation or administration thereof by any Governmental Authority or compliance by the Agent or any

Lender with any request or directive (whether or not having the force of law) from any Governmental Authority shall at any time as a result of any portion of the principal balance of the Notes being maintained on the basis of the Adjusted LIBOR Rate:

                         (1) subject any Lender (or make it apparent that any Lender is subject) to any tax (including any United States interest equalization tax), levy, impost, duty, charge, fee (collectively, "Taxes"), or any deduction or withholding for any Taxes on or from the payment due under any LIBOR Borrowing or other amounts due hereunder, other than income and franchise taxes of the United States and its political subdivisions; or

                         (2) change the basis of taxation of payments due from the Borrower to the Agent or any Lender under any LIBOR Borrowing (otherwise than by a change in the rate of taxation of the overall net income of the Agent or any Lender); or

                         (3) impose, modify, increase or deem applicable any reserve requirement (excluding that portion of any reserve requirement included in the calculation of the Statutory Reserves, special deposit requirement or similar requirement (including state law requirements and Regulation D)) imposed, modified, increased or deemed applicable by any Governmental Authority against assets held by the Agent or any Lender, or against deposits or accounts in or for the account of the Agent or any Lender, or against loans made by the Agent or any Lender, or against any other funds, obligations or other Property owned or held by the Agent or any Lender; or

                         (4) impose on the Agent or any Lender any other condition regarding any LIBOR Borrowing;

and the result of any of the foregoing is to increase the cost to any Lender of agreeing to make or of making, renewing or maintaining such borrowing on the basis of the Adjusted LIBOR Rate, or reduce the amount of principal or interest received by any Lender, then, upon demand by the Agent, the Borrower shall pay to the Agent, from time to time as specified by the Agent, additional amounts which shall compensate such Lender for such increased cost or reduced amount. The Agent will promptly notify the Borrower in writing of any event, upon becoming actually aware of it, which will entitle any Lender to additional amounts pursuant to this paragraph. The Agent's determination of the amount of any such increased cost, increased reserve requirement or reduced amount shall be conclusive and binding, absent manifest error, provided that the calculation thereof is set forth in reasonable detail in such notice.

         The Borrower shall have the right, if it receives from the Agent any notice referred to in the preceding paragraph, upon three (3) Business Days' notice to the Agent, either (i) to repay in full (but not in part) any borrowing with respect to which such notice was given, together with any accrued interest thereon, or (ii) to convert the Adjusted LIBOR Rate in effect with respect to such borrowing to the Alternate Base Rate; provided, that any such repayment or conversion shall be accompanied by payment of (x) the amount required to compensate the appropriate Lender or Lenders for the increased cost or reduced amount referred to in the preceding paragraph; (y) all accrued and unpaid interest to date on the amount so repaid or converted, and (z) any Consequential Loss which may be incurred as a result of such repayment or conversion.

                  (c) If for any reason with respect to any Interest Period the Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that: (1) the Agent is unable through its customary general practices to determine a rate at which the Agent is offered deposits in United States dollars by prime banks in the London interbank market, in the appropriate amount for the appropriate period, or by reason of circumstances affecting the London interbank market, generally, the Agent is not being offered deposits for the applicable Interest Period and in an amount equal to the amount of the Agent's pro-rata portion of any LIBOR Borrowing requested by the Borrower, or (2) the Adjusted LIBOR Rate will not reflect the actual cost to any Lender of making and maintaining any LIBOR Borrowing hereunder for any proposed Interest Period, then the Agent shall give the Borrower notice thereof and thereupon, (A) any Rate Selection Notice previously given by the Borrower designating an Adjusted LIBOR Rate which has not commenced as of the date of such notice from the Agent shall be deemed for all purposes hereof to be of no force and effect, as if never given, and (B) until the Agent shall notify the Borrower that the circumstances giving rise to such notice from the Agent no longer exist, each Rate Selection Notice requesting an Adjusted LIBOR Rate shall be deemed a request for an Alternate Base Rate Borrowing, and each outstanding LIBOR Borrowing then in effect shall be converted, without any notice to or from the Borrower, upon the termination of the Interest Period then in effect, to an Alternate Base Rate Borrowing.

                  (d) THE BORROWER HEREBY AGREES TO INDEMNIFY THE AGENT AND EACH OF THE LENDERS AGAINST AND HOLD EACH OF THEM HARMLESS FROM ANY LOSS OR EXPENSE WHICH IT MAY INCUR OR SUSTAIN AS A CONSEQUENCE OF ANY UNTIMELY PAYMENT (MANDATORY OR OPTIONAL) OR DEFAULT BY THE BORROWER IN THE PAYMENT OF ANY PRINCIPAL AMOUNT OF OR INTEREST ON EACH NOTE, OR ANY FAILURE BY THE BORROWER TO CONVERT OR TO BORROW ANY LIBOR BORROWING ON THE DATE SPECIFIED BY THE BORROWER, IN EACH CASE INCLUDING ANY INTEREST PAYABLE BY ANY LENDER TO THE LENDERS OF THE FUNDS

OBTAINED BY IT IN ORDER TO MAKE OR MAINTAIN ANY LIBOR BORROWING (OR ANY PORTION THEREOF), AND, TO THE EXTENT NOT COVERED ABOVE, ANY CONSEQUENTIAL LOSS. THIS AGREEMENT SHALL SURVIVE THE PAYMENT OF EACH NOTE. A CERTIFICATE AS TO ANY ADDITIONAL AMOUNTS PAYABLE TO THE AGENT OR ANY LENDER PURSUANT TO THIS PARAGRAPH SUBMITTED BY THE AGENT OR SUCH LENDER TO THE BORROWER SHALL BE CONCLUSIVE AND BINDING UPON THE BORROWER, ABSENT MANIFEST ERROR, PROVIDED THE CALCULATION THEREOF IS SET FORTH IN REASONABLE DETAIL IN SUCH NOTICE.

                  (e) If the Borrower requests quotes of the Adjusted LIBOR Rate for different Interest Periods being considered for election by the Borrower, the Agent will use reasonable efforts to provide such quotes to the Borrower promptly. However, all such quotes provided shall be representative only and shall not be binding on the Agent or any Lender, nor shall they be determinative, directly or indirectly, of any Adjusted LIBOR Rate or any component of any such rate, nor will the Borrower's failure to receive or the Agent's failure to provide any requested quote or quotes either (1) excuse or extend the time for performance of any obligation of the Borrower or for the exercise of any right, option or election of the Borrower or (2) impose any duty or liability on the Agent or any Lender. If the Borrower requests a list of the Business Days in any calendar month, the Agent will use reasonable efforts to provide such list promptly. However, any such list provided shall be understood to identify only those days which the Agent believes in good faith at the time such list is prepared will be the Business Days for such month. The Agent shall not have any liability for any failure to provide, delay in providing, error or mistake in or omission from, any such quote or list.

                  (f) With respect to any Lender having a LIBOR Lending Office which differs from its Domestic Lending Office, all Loans advanced by such Lender's LIBOR Lending Office shall be deemed to have been made by such Lender and the obligation of the Borrower to repay such Loans shall nevertheless be to such Lender and shall be deemed held by such Lender, to the extent of such portions of the Loan, for the account of such Lender's LIBOR Lending Office.

                  (g) Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of the Loans hereunder in any manner it sees fit, it being understood, however, that for the purposes of this Agreement, all determinations hereunder shall be made as if such Lender had actually funded and maintained its portion of each LIBOR Borrowing during each Interest Period for the Loans through the purchase of deposits having a maturity corresponding to such Interest Period and bearing an interest rate equal to the LIBOR Rate for such Interest Period.

                  (h) The Borrower's obligation to pay increased costs and Consequential Loss with regard to each LIBOR Borrowing as specified in this Section 2.9 hereof shall survive termination of this Agreement.

         2.10     Letters of Credit.

                  (a) Subject to the terms and conditions contained herein, the Borrower shall have the right to utilize a portion of the Total Commitment from time to time prior to the Maturity Date to obtain from the Agent one or more Letters of Credit for the account of the Borrower in such amounts and in favor of such beneficiaries as the Borrower from time to time shall request; provided, that in no event shall the Agent have any obligation to issue any Letter of Credit if (i) the face amount of such Letter of Credit, plus the Letter of Credit Exposure Amount at such time would exceed $2,000,000,
(ii) the face amount of such Letter of Credit, plus the aggregate of each Lender's Current Sum at such time, would exceed the lesser of (1) the Total Commitment or (2) the Availability, (iii) such Letter of Credit would have an expiry date beyond the earlier to occur of (1) one month prior to the scheduled Maturity Date, (2) 90 days after the issuance date of such Letter of Credit if such Letter of Credit is a documentary sight Letter of Credit or (3) 365 days after the issuance date of such Letter of Credit if such Letter of Credit is a standby Letter of Credit, (iv) such Letter of

Credit is not in a form and does not contain terms satisfactory to the Agent in its sole and absolute discretion, (v) the Borrower have not executed and delivered such Applications and other instruments and agreements relating to such Letter of Credit as the Agent shall have requested, or (vi) an event has occurred and is continuing which constitutes a Default or Event of Default.

                  (b) If requesting the issuance of any Letter of Credit, the Borrower shall give at least three (3) Business Days' prior written notice to the Agent, at its Domestic Lending Office, which written notice shall be the requisite Application for a Letter of Credit on the Agent's customary form. In accordance with the provisions of Section 2.2(f) hereof, the Agent shall periodically notify each Lender that a Letter of Credit has been requested in the amount reflected in such Application and inform such Lender of the amount of its pro- rata portion of such proposed Letter of Credit (based upon such Lender's Commitment Percentage).

                  (c) Simultaneously with the Agent's issuance and delivery of any Letter of Credit, the Agent shall be deemed, without further action, to have sold to each other Lender, and such other Lender shall be deemed, without further action by any party hereto, to have purchased from the Agent, a participation interest (which participation shall be nonrecourse to the Agent) equal to such other Lender's

Commitment Percentage at such time in such Letter of Credit and all of the Letter of Credit Exposure Amount related to such Letter of Credit; provided, that no such Lender shall be obligated to participate in a particular Letter of Credit if such Letter of Credit was issued or honored solely as a result of the Agent's gross negligence or wilful misconduct. Each Lender acknowledges and agrees that its obligation to acquire participations in each Letter of Credit, as well as its obligation to make the payments specified in this Section 2.10 and the right of the Agent to receive the same in the manner specified herein, are absolute and unconditional and shall not be effected by any circumstance whatsoever, including without limitation, the occurrence and continuance of a Default or Event of Default hereunder, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (d) The Borrower promises to pay to the order of the Agent the amount of all Letter of Credit Advances. Each Letter of Credit Advance shall be considered for all purposes as a demand obligation owing by the Borrower to the Agent, and each Letter of Credit Advance shall bear interest from the date thereof at the Past Due Rate, without notice of presentment, demand, protest or other formalities of any kind (said past due interest on such Letter of Credit Advance being payable on demand). To effect repayment of any such Letter of Credit Advance, the Agent may, at its option, automatically satisfy such Letter of Credit Advance (subject to the terms and conditions of Sections 2.1 and 4.1 hereof) by causing the Lenders to make a Loan if (i) such Letter of Credit Advance is (and such Loan is to be) made prior to the Maturity Date, (ii) the Availability would be equal to or greater than zero after giving effect to such Loan and (iii) no Default or Event of Default shall have occurred which is then continuing. The failure of the Agent to elect to affect repayment of any such Letter of Credit Advance in accordance with the preceding sentence shall not in any way whatsoever affect the Borrower's obligation to pay each Letter of Credit Advance on demand and to pay interest at the Past Due Rate on the amount of unreimbursed Letter of Credit Advance. Except as otherwise provided in Section 2.2(f), the Agent will pay to each Lender such Lender's Commitment Percentage of all amounts received from the Borrower by the Agent, if any, for application, in whole or in part, against the Letter of Credit Advances in respect to any Letter of Credit, but only to the extent such Lender has made its full pro-rata payment of each drawing under the Letter of Credit to which such Letter of Credit Advance relates. All rights, powers, benefits and privileges of this Agreement with respect to the Notes, all security therefor (including the Collateral) and guaranties thereof (including the Guaranties) and all restrictions, provisions for repayment or acceleration and all other covenants, warranties, representations and agreements of the Borrower contained in this Agreement with respect to the Notes shall apply to such Letter of Credit Advances.

                  (e) In consideration of the issuance of each Letter of Credit pursuant to the provisions of this Section 2.10, the Borrower agrees to pay (subject to Section 10.6 hereof) to the Agent for the ratable benefit of the Lenders a letter of credit fee (computed on the basis of the actual number of days elapsed in a year composed of 360 days) in an amount equal to the product of (a) the Applicable Margin in effect for LIBOR Borrowings for the applicable period times (b) the undrawn upon amount of the applicable Letter of Credit, with each letter of credit fee to commence to accrue as of the date of issuance of such Letter of Credit and to be effective as to any reductions in the undrawn amount of such Letter of Credit as of the date of any such reduction (whether resulting from payments thereunder by the Agent, by agreement of the beneficiary thereunder or automatically by the terms of such Letter of Credit), and each letter of credit fee shall cease to accrue (except with respect to interest at the Past Due Rate on any unpaid portion thereof) on the date that such Letter of Credit expires, is returned to the Agent undrafted upon by the beneficiary thereof or is fully paid by the Agent. Said letter of credit fees shall be payable in arrears to the Agent at its Principal Office in immediately available funds (i) on the first Business Day of each calendar month that such Letter of Credit remains open, and (ii) on the date that such Letter of Credit expires, is returned to the Agent undrafted upon by the beneficiary thereof or is fully paid by the Agent. All past due letter of credit fees shall bear interest at the Past Due Rate and shall be payable upon demand by the Agent. The Agent will pay to each Lender, as soon as practicable after receiving any payment of letter of credit fees described in the preceding sentence, an amount equal to the product of (A) such Lender's Commitment Percentage times (B) the amount of such fees received. If the Agent fails to send to any Lender such Lender's pro-rata portion of any payment of such letter of credit fees timely received by the Agent by the close of business on the Business Day such payment was received by the Agent, the Agent shall pay to such Lender interest on such Lender's pro-rata portion of such letter of credit fees timely received by the Agent from such date of receipt by the Agent to the date that such Lender receives its pro-rata portion of such payment, such interest to accrue at the Federal Funds Effective Rate and to be payable upon written request from such Lender. The Borrower also hereby agrees to pay to the Agent for its sole benefit any and all other issuance, amendment, negotiation, and other normal and customary fees which are charged by the Agent in connection with the issuance or negotiation of any of Letter of Credit and the presentation or payment of any draw under any such Letter of Credit, with all of such amounts being due and payable to the Agent upon demand.

                  (f) The obligations of the Borrower under this Agreement in respect of the Letters of Credit and all Letter of Credit Advances are absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including the following circumstances:

                         (1) any lack of validity or enforceability of this Agreement, any Letter of Credit or any Loan Document;

                         (2) any amendment or waiver of default under or any consent to departure from the terms of this Agreement or any Letter of Credit without the express prior written consent of the Agent;

                         (3) the existence of any claim, set-off, defense or other right which any beneficiary or any transferee of any Letter of Credit (or any entities for whom any such beneficiary or any such transferee may be acting), or any Person (other than the Agent or the Lenders) may have, whether in connection with this Agreement, the Letters of Credit, the transactions contemplated hereby or any unrelated transaction;

                         (4) any statement, draft, certificate, or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever; provided that the Agent will examine each document presented under each Letter of Credit to ascertain that such document appears on its face to comply with the terms thereof; and

                         (5)      any other circumstance or happening
         whatsoever, whether or not similar to any of the foregoing.

         In the event that any restriction or limitation is imposed upon or determined or held to be applicable to the Agent, any Lender or the Borrower by, under or pursuant to any Legal Requirement now or hereafter in effect or by reason of any interpretation thereof by any Governmental Authority, which in the respective sole judgment of the Agent or any Lender would prevent any Lender from legally incurring liability under a Letter of Credit issued or proposed to be issued hereunder, then the Agent shall give prompt written notice thereof to the Borrower, whereupon the Agent shall have no obligation to issue any additional Letters of Credit then or at any time thereafter. In addition, if as a result of any Regulatory Change which imposes, modifies or deems applicable (x) any tax, reserve, special deposit or similar requirement against any Letters of Credit issued or participated to by any Lender; (y) any fee, expense or assessment against the Letters of Credit issued by the Agent or any Lender for deposit insurance, or (z) any other charge, expense or condition which increases the actual cost to the Agent or any Lender of issuing or maintaining such Letters of Credit, or reduces any amount receivable by the Agent or any Lender hereunder in respect of any Letter of Credit or any participation therein (which increase in cost, or reduction in amount receivable, shall be the result of the Agent's or such Lender's reasonable allocation of the aggregate of such increases or reductions resulting from such event), then the Borrower (subject to Section 10.6 hereof) shall pay to the Agent or such Lender, upon demand and from time to time, amounts sufficient to compensate such Person for each such increase from the effective date of such increase to the date of demand therefor. Each such demand shall be accompanied by a certificate setting forth in reasonable detail the calculation of the amount then being demanded in accordance with the preceding sentence and each such certificate shall be conclusive absent manifest error.

                  (g) THE BORROWER HEREBY INDEMNIFIES AND HOLDS HARMLESS EACH LENDER AND THE AGENT FROM AND AGAINST ANY AND ALL CLAIMS AND DAMAGES, LOSSES, LIABILITIES, COSTS OR EXPENSES WHICH SUCH LENDER OR THE AGENT MAY INCUR (OR WHICH MAY BE

CLAIMED AGAINST SUCH LENDER OR THE AGENT BY ANY PERSON WHATSOEVER) IN CONNECTION WITH THE EXECUTION AND DELIVERY OR TRANSFER OF OR PAYMENT OR FAILURE TO PAY UNDER ANY LETTER OF CREDIT, INCLUDING ANY CLAIMS, DAMAGES, LOSSES, LIABILITIES, COSTS OR EXPENSES WHICH THE AGENT OR SUCH LENDER, AS THE CASE MAY BE, MAY INCUR (WHETHER INCURRED AS A RESULT OF ITS OWN NEGLIGENCE OR OTHERWISE) BY REASON OF OR IN CONNECTION WITH THE FAILURE OF ANY OTHER LENDER (WHETHER AS A RESULT OF ITS OWN NEGLIGENCE OR OTHERWISE) TO FULFILL OR COMPLY WITH ITS OBLIGATIONS TO THE AGENT OR SUCH LENDER, AS THE CASE MAY BE, HEREUNDER (BUT NOTHING HEREIN CONTAINED SHALL AFFECT ANY RIGHTS THE BORROWER MAY HAVE AGAINST SUCH DEFAULTING LENDER); PROVIDED, THAT THE BORROWER SHALL NOT BE REQUIRED TO INDEMNIFY ANY LENDER OR THE AGENT FOR ANY CLAIMS, DAMAGES, LOSSES, LIABILITIES, COSTS OR EXPENSES TO THE EXTENT, BUT ONLY TO THE EXTENT, CAUSED BY (I) THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE PARTY SEEKING INDEMNIFICATION OR
(II) SUCH LENDER'S OR THE AGENT'S (AS THE CASE MAY BE) FAILURE TO PAY UNDER ANY LETTER OF CREDIT AFTER THE PRESENTATION TO IT OF A REQUEST REQUIRED TO BE PAID UNDER APPLICABLE LAW. NOTHING IN THIS SECTION 2.10(G) IS INTENDED TO LIMIT THE OBLIGATIONS OF THE BORROWER UNDER ANY OTHER PROVISION OF THIS AGREEMENT.

                  (h) The Agent shall review, on behalf of the Lenders, each draft and any accompanying documents presented under a Letter of Credit. Promptly after it shall have ascertained that any draft and any accompanying documents presented under such Letter of Credit appear on their face to be in substantial conformity with the terms and conditions of such Letter of Credit, the Agent shall make the appropriate payment to the beneficiary of such Letter of Credit. Subject to the provisions of Section 2.2(f) hereof, the Agent shall give telephonic or facsimile notice to the Lenders of the receipt and amount of any draft presented under any Letter of Credit and the date on which payment thereon will be made, and each of the Lender's shall, by 11:00 a.m. on the date such payment is to be made under such Letter of Credit, pay in immediately available funds, an amount equal to the product of (A) such Lender's Commitment Percentage times (B) the amount of such payment to be made by the Agent to the beneficiary under such Letter of Credit. Any Lender failing to timely deliver its requisite portion of any such payment shall deliver the same to the Agent as soon as possible thereafter, together with interest on such amount for each day from the due date for such payment to the date of payment by such Lender to the Agent of such amount at a rate of interest per annum equal to the Federal Funds Effective Rate for such period. Each Lender hereby absolutely and unconditionally assumes, as primary obligor and not as a surety, and agrees to pay and discharge, and to indemnify and hold the Agent harmless from liability and respect of, such Lender's pro-rata share (based on such Lender's Commitment Percentage) of any amounts owing by such Lender to the Agent in accordance with the immediately preceding sentence. Nothing herein shall be deemed to require any Lender to pay to the Agent any amount as reimbursement for any payment made by the Agent to acquire (discount) for its own account prior to maturity thereof any acceptance created under a Letter of Credit.

         2.11     Pro-Rata Treatment.


                  (a) Except to the extent otherwise provided herein (including without limitation, as specified in Sections 2.2(f) and 2.11(c) hereof): (a) each borrowing from the Lenders under Section 2.1 hereof shall be made, each payment of Commitment Fees shall be made and applied for the account of the Lenders, and each termination or reduction of the Commitments of the Lenders under Section 2.4 hereof shall be applied, pro rata, according to each Lender's Commitment Percentage; (b) each payment or prepayment by the Borrower of principal of or interest on Loans shall be made to the Agent for the account of the Lenders pro rata in accordance with the respective unpaid principal amounts of such Loans held by the Lenders; and (c) the Lenders (other than the Agent) shall purchase from the Agent participations in the Letters of Credit, to the extent of their respective Commitment Percentages upon issuance by the Agent of each Letter of Credit as otherwise provided for herein.

                  (b)             Except as otherwise provided or specified in
Section 2.2(f), unless the Agent shall have been notified in writing by any Lender prior to the date of a proposed Loan that such Lender will not make the amount that would constitute such Lender's Commitment Percentage of such Loan on such date available to the Agent at the Principal Office, the Agent may assume that such Lender has made such amount available to the Agent on such date, and the Agent may, in reliance upon such assumption and subject to the terms and conditions of this Agreement, make such amount available to the Borrower by depositing the same, in immediately available funds, in a general deposit account designated and maintained by the Borrower with the Agent at the Principal Office. If a requested Loan shall not occur on any date specified by the Borrower as set forth in the applicable Request for Extension of Credit because all of the conditions for such Loan set forth herein or in any of the other Loan Documents shall have not been met, the Agent shall return the amounts so received from the Lenders in respect of such requested Loan to the applicable Lenders as soon as practicable.

                  (c) Notwithstanding any provision to the contrary contained in this Section 2.11 or in any other provision hereof, each Lender shall only receive interest upon and a portion of the Commitment Fee paid hereunder based upon the amount of funds actually advanced by such Lender to the Borrower from time to time.

                  2.12 Sharing of Payments, Etc. The Borrower agrees that, in addition to (and without limitation of) any right of set-off, bankers' lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option, to offset balances held by it for the account of any of the Borrower at any of its offices against any principal of or interest on any of such Lender's Loans to the Borrower hereunder, such Lender's Commitment Percentage of the Letter of Credit Exposure Amount or any other obligation of the Borrower hereunder which is not paid (regardless of whether such balances are then due to the Borrower), in which case it shall promptly notify the Borrower and the Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof. If a Lender shall obtain payment of any principal of or interest on any Loan made by it under this Agreement, any Letter of Credit Exposure Amount or other obligation then due to such Lender hereunder, through the exercise of any right of set-off (including, without limitation, any right of set-off or lien granted under Section 10.19 hereof), banker's lien, counterclaim or similar right, or otherwise, it shall promptly purchase from the other Lenders participations in the Loans made by, the Letter of Credit Exposure Amount of, or the other obligations of the Borrower hereunder of, the other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable to the end that all the Lenders shall share the benefit of such payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such benefit) pro-rata in accordance with their respective Commitment Percentages. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any Lender so purchasing a participation in the Loans made by, Letter of Credit Exposure Amount of, or other obligations hereunder of, the other Lenders may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of said Loans, Letter of Credit Exposure Amount or other obligations in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.


         2.13 Recapture. If on any Interest Payment Date the Agent does not receive for the account of one or more Lenders payment in full of interest computed at the Alternate Base Rate and/or the Adjusted LIBOR Rate, as applicable (computed without regard to any limitation by the Highest Lawful
Rate) because the sum of the Alternate Base Rate and/or the Adjusted LIBOR Rate, as applicable (so computed) exceeds or has exceeded the Highest Lawful Rate applicable to such Lenders, the Borrower shall pay to the Agent for the account of such Lenders, in addition to interest otherwise required, on each Interest Payment Date thereafter, the Excess Interest Amount (calculated as of each such subsequent Interest Payment Date); provided that in no event shall the Borrower be required to pay, for any computation period, interest at a rate exceeding the Highest Lawful Rate applicable to such Lenders during such period. As used herein, the term "Excess Interest Amount" shall mean, on any day, the amount by which (a) the amount of all interest which would have accrued prior to such day on the outstanding principal of the Notes of the applicable Lender (had the Alternate Base Rate and/or the Adjusted LIBOR Rate, as applicable, at all times been in effect without limitation by the Highest Lawful Rate applicable to such Lender) exceeds (b) the aggregate amount of interest actually paid to the Agent for the account of such Lender on its Notes on or prior to such day.

3.       Collateral.

         3.1 Security Documents. The Loans and all other Obligations shall be secured by the Collateral described in the Security Documents and are entitled to the benefits thereof. The Borrower shall duly execute and deliver the Security Documents, all consents of third parties necessary to permit the effective granting of the Liens created thereby, financing statements pursuant to the Uniform Commercial Code and other documents, all in Proper Form, as may be reasonably required by the Agent to grant to the Agent, for the ratable benefit of the Lenders, a valid, perfected and enforceable first priority Lien on and security interest in the Collateral (subject only to the Liens permitted under Section 7.2 hereof).

         3.2 Filing and Recording. The Borrower shall, at its sole cost and expense, cause all financing statements and other Security Documents pursuant to this Agreement to be duly recorded and/or filed or otherwise perfected in all places necessary, in the opinion of the Agent, and take such other actions as the Agent may reasonably request, in order to perfect and protect the Liens of the Agent, for the ratable benefit of the Lenders, in the Collateral. The Borrower, to the extent permitted by law, hereby authorizes the Agent to file any financing statement in respect of any Lien created pursuant to the Security Documents which may at any time be required or which, in the opinion of the Agent, may at any time be desirable, although the same may have been executed only by the Agent or, at the option of the Agent, to sign such financing statement on behalf of the Borrower and file the same, and the Borrower hereby irrevocably designates the Agent, its agents, representatives and designees as its agent and attorney-in-fact for this purpose. In the event that any re-recording or refiling thereof (or the filing of any statements of continuation or assignment of any financing statement) is reasonably required to protect and preserve such Lien, the Borrower shall, at the Borrower's cost and expense, cause the same to be recorded and/or refiled at the time and in the manner reasonably requested by the Agent.

4.       Conditions.

         4.1 All Loans. The obligation of each Lender to make any Loan and the obligation of the Agent to issue any Letter of Credit is subject to the accuracy of all representations and warranties of the Borrower on the date of such Loan or issuance of such Letter of Credit, to the performance by the Borrower of its obligations under the Loan Documents and to the satisfaction of the following further conditions:


                  (a) the Agent shall have received the following, all of which shall be duly executed and in Proper Form: (1) in the case of a Loan, other than a Loan for the purposes described in Sections 2.6(d) and 2.10(d),

                         (i) by no later than 12:00 noon on the applicable Rate Selection Date, telephonic notice from the Borrower of the proposed date and amount of such Loan, and

                         (ii) no later than 1:00 p.m. on the applicable Rate Selection Date, a Request for Extension of Credit, signed by a Responsible Officer of the Borrower,

or, in the case of issuance of a Letter of Credit, a completed Application (as may be required by the Agent) signed by a Responsible Officer of the Borrower by 12:00 noon three (3) Business Days prior to the proposed date of issuance of such Letter of Credit and payment of the first letter of credit fee as and by the time required in Section 2.10 of this Agreement, along with, in each case, such financial information as the Agent may reasonably require to substantiate compliance with all financial covenants contained herein by the Borrower; and
(2) such other Applications, certificates and other documents as the Agent may reasonably require;

                  (b) Availability must be in excess of or equal to zero, after giving effect to the requested Loan(s) or Letter(s) of Credit;

                  (c) all representations and warranties of the Borrower and any other Person set forth in this Agreement and in any other Loan Document shall be true and correct in all material respects with the same effect as though made on and as of such date, except for (1) those representations and warranties which relate only to the Closing Date or (2) such changes in the representations and warranties otherwise permitted by the terms of this Agreement;

                  (d) the Borrower (and each Guarantor, if applicable) shall be in compliance with all the terms and provisions contained in this Agreement or in any other Loan Document which are to be observed or performed by the Borrower (or such Guarantor, if applicable);

                  (e) prior to the making of such Loan or the issuance of such Letter of Credit, there shall have occurred no Material Adverse Effect in the assets, liabilities, financial condition, business or affairs of the Borrower or any of its Subsidiaries since the date hereof;

                  (f) no Default or Event of Default shall have occurred and be continuing;

                  (g) if requested by the Agent, it shall have received a certificate executed by the Financial Officer or other Responsible Officer of the Borrower as to the compliance with subparagraphs (b) through (f) above;

                  (h) the making of such Loan or the issuance of such Letter of Credit, shall not be prohibited by, or subject the Agent or any Lender to, any penalty or onerous condition under any Legal Requirement; and

                  (i) the Borrower shall have paid all legal fees and expenses of the type described in Section 10.9 hereof through the date of such Loan or the issuance of such Letter of Credit.

         4.2      First Loan.  In addition to the matters described in Section
4.1 hereof, the obligation of any Lender to make the initial Loan or the obligation of the Agent to issue the first Letter of Credit is subject to the receipt by the Agent of each of the following, in Proper Form:

                  (a)             the Notes, executed by the Borrower;

                  (b)             the Security Documents, executed by the
Borrower;

                  (c) a certificate executed by the Secretary or Assistant Secretary of the Borrower dated as of the date thereof, substantially in the form attached hereto as Exhibit G;

                  (d) certified copies of the Organizational Documents of the Borrower;

                  (e) a certificate from the Secretary of State or other appropriate public official of the State of Delaware as to the continued existence of the Borrower in the State of Delaware;

                  (f) a certificate from the Office of the Comptroller or other appropriate public official of the State of Delaware as to the good standing of the Borrower in the State of Delaware;

                  (g) certificates from the appropriate public officials of those jurisdictions, including without limitation, the State of Texas, where the nature of the Borrower's business makes it necessary or desirable to be qualified to do business as a foreign corporation, as to the existence, good standing and qualification as a foreign corporation (as may be appropriate) of the Borrower in such jurisdictions;

                  (h) the most recent schedule and aging of Receivables of the Borrower (dated within thirty (30) days of the Closing
Date), as well as a current Borrowing Base Compliance Certificate executed by a Responsible Officer of the Borrower in the form attached hereto as Exhibit H;

                  (i) a copy of the field examination, including a takeover field examination, of the Borrower's books and records and the results of such field examination;

                  (j) evidence that the Borrower has $4,000,000 or more of Availability, after giving effect to the Loans occurring and the Letters of Credit issued on the Closing Date, together with sufficient evidence and written projections to confirm to the Agent's reasonable satisfaction that the projected Availability for the next twelve (12) months after the Closing Date will be no less than $4,000,000;

                  (k) a legal opinion from counsel for the Borrower (said counsel to be reasonably acceptable to Agent), dated as of the Closing Date, addressed to the Agent and acceptable in all respects to the Agent in its sole and absolute discretion;

                  (l) certificates of insurance satisfactory to the Agent in all respects evidencing the existence of all insurance required to be maintained by the Borrower pursuant to the terms of this Agreement and the Security Documents;

                  (m) the Borrower and the Agent (or TCB) shall have entered into the Lockbox Agreements;

                  (n) copies of all major customer and supplier contracts with respect to the Borrower which the Agent shall have requested;

                  (o) copies of all employment agreements, management fee agreements and tax sharing agreements which the Agent shall have requested;

                  (p) copies of all lease agreements entered into by Borrower which the Agent shall have requested;

                  (q) evidence that the Borrower has attempted, on a best efforts basis, to receive waivers or subordinations of any and all landlord liens (whether statutory or contractual) held by any owner of each real Property leased by the Borrower;

                  (r) copies of all loan agreements, notes and other documentation evidencing any Indebtedness of the Borrower which the Agent shall have requested;

                  (s) evidence satisfactory to the Agent that there has been no material adverse change in the business, assets, operations, or financial condition of the Borrower since January 1, 1996;

                  (t) an executed disbursement authorization letter from the Borrower to the Agent with respect to the disbursement of the proceeds of the Loans and the issuance of the Letters of Credit, if any, to be made or issued on the Closing Date;

                  (u) all other Loan Documents and any other instruments or documents consistent with the terms of this Agreement and relating to the transactions contemplated hereby as the Agent may reasonably request, executed by the Borrower or any other Person required by the Agent, including without limitation, the Lockbox Agreements;

and subject to the further conditions that, at the time of the initial Loan,
(1) the ownership, corporate structure, solvency and capitalization of the Borrower shall be reasonably satisfactory to the Lenders in all respects; (2) the Agent and the Lender shall have had the opportunity, if they elect, to examine the books of account and other records and files of the Borrower and to make copies hereof, and to conduct a preclosing audit which shall include, without limitation, verification of Eligible Receivables, verification of satisfactory status of customer and supplier accounts, payment of payroll taxes and accounts payable and formulation of an opening Borrowing Base as of the Closing Date (with the results of such examination and audits to have been satisfactory to the Agent and the Lenders in all respects); (3) all such actions as the Agent shall reasonably require to perfect the Liens created pursuant to the Security Documents shall have been taken, including without limitation, the delivery to the Agent of all Property with respect to which possession is necessary for the purpose of perfecting such Liens, and with respect to Collateral covered by the Security

Agreements, the filing of appropriately completed and duly executed Uniform Commercial Code financing statements; (4) the Agent shall also have received evidence reasonably satisfactory to it that the Liens created by the Security Documents constitute first priority Liens (except for any Liens expressly provided for in Section 7.2 below), including without limitation, satisfactory title commitments, Uniform Commercial Code search reports and executed releases of liens or termination statements with respect to any existing prior Liens to be released; (5) the Borrower shall have paid all fees owed to the Agent and the Lenders by the Borrower under the Commitment Letter or this Agreement, including without limitation, legal fees and expenses described in Section 10.9 or otherwise; and (6) all other legal matters incident to the transactions herein contemplated shall be reasonably satisfactory to counsel for the Agent and respective counsel for each of the Lenders.

5.       Representations and Warranties.

         To induce the Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Agent and the Lenders, as of the date hereof and as of the date any Loan is made hereunder or any Letter of Credit is issued hereunder, as follows:

         5.1 Organization. The Borrower is duly organized, validly existing and in good standing under the laws of the state of its incorporation; has all power and authority to own its Property and assets and to conduct its business as presently conducted; and is duly qualified to do business and in good standing in each and every state in the United States of America where its business requires such qualification, except where failure to so qualify would not be reasonably likely to have a Material Adverse Effect.


         5.2             Financial Statements.


                  (a) The financial statements of the Borrower delivered to the Agent and the Lenders in connection with this Agreement, including without limitation, the financial statements of the Borrower dated as of January 1, 1996 and April 3, 1996, fairly present, in accordance with GAAP, the financial condition and the results of operations of the Borrower as of the dates and for the periods indicated. No Material Adverse Effect has occurred since the dates of such financial statements.

                  (b) The Borrower has heretofore furnished to the Agent, for each month from the projected Closing Date through the Maturity Date, projected income statements, balance sheets and cash flows of the Borrower, together with one or more schedules demonstrating prospective compliance with all financial covenants contained in this Agreement, such projections disclosing all assumptions made by the Borrower in formulating such projections. The projections are based upon estimates and assumptions, all of which are reasonable in light of the conditions which existed as of the time the projections were made, have been prepared on the basis of the assumptions stated therein and reflect as of the Closing Date a reasonable estimate of the Borrower as to the results of operations and other information projected therein.

         5.3 Enforceable Obligations; Authorization. The Loan Documents are legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other similar laws affecting creditors rights generally and by general equitable principles. The execution, delivery and performance of the Loan Documents have all been duly authorized by all necessary corporate, and if necessary shareholder, action; are within the power and authority of the Borrower; do not and will not contravene or violate any Legal Requirement or the Organizational Documents of the Borrower; do not and will not result in the breach of, or constitute a default under, any agreement or instrument by which the Borrower or any of its Property may be bound or affected; and do not and will not result in the creation of any Lien upon any Property of the Borrower except as expressly contemplated therein. All necessary approvals of any Governmental

Authority and all other requisite permits, registrations and consents for the performance have been obtained for the delivery and performance of the Loan Documents.

         5.4 Other Debt. The Borrower is not in default in the payment of any other Indebtedness or under any agreement, mortgage, deed of trust, security agreement or lease to which it is a party, the result of which has, or is reasonably likely to have, a Material Adverse Effect.

         5.5 Litigation. Except as set forth on Schedule 5.5 attached hereto, there is no litigation or administrative proceeding pending or, to the knowledge of the Borrower, threatened against, nor any outstanding judgment, order or decree affecting, the Borrower or any Subsidiary of the Borrower before or by any Governmental Authority or arbitral body which individually or in the aggregate have, or are reasonably likely to have, a Material Adverse Effect. Neither the Borrower, nor any Subsidiary thereof, is in default with respect to any judgment, writ, rule, regulation, order or decree of any Governmental Authority.

         5.6 Taxes. Except as otherwise permitted pursuant to the terms of Section 6.2 hereof, the Borrower has filed all federal, state, local or foreign tax returns required to have been filed and paid all taxes shown thereon to be due, except those for which extensions have been obtained if adequate reserves with respect thereto are maintained in accordance with GAAP. Except for the ongoing Internal Revenue Service audit of the Borrower for the period from July 1, 1993 through December 31, 1993, no federal income tax returns of the Borrower have been audited by the Internal Revenue Service, and the Borrower has not, as of the Closing Date, requested or been granted any extension of time to file any Federal, state, local or foreign tax return. Except for the existing tax sharing agreement dated January 4, 1995, by and between the Borrower, Ross Computer Corporation (formerly known as RTAC Corp.) and any other Subsidiaries of the Borrower which may hereafter become a party to such tax sharing agreement, the Borrower is not a party to, and does not have any obligation under, any tax sharing arrangement.

         5.7 No Material Misstatements. No information, report, financial statement, exhibit or schedule prepared or furnished by or on behalf of the Borrower to the Agent or any Lender in connection with this Agreement or any other Loan Documents knowingly contains any material misstatement of fact or knowingly omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         5.8 Subsidiaries. As of the date hereof, the Borrower has no Subsidiaries or any other material minority ownership interests in any other Person, other than the Borrower's ownership of ninety-nine percent (99%) of the issued and outstanding Stock of Ross Semiconductors (Israel) Ltd., an Israeli company limited by shares.

         5.9 Representations by Others. All representations and warranties made by or on behalf of the Borrower in any Loan Document shall constitute representations and warranties of the Borrower hereunder.

         5.10 Permits, Licenses, Etc. The Borrower possesses all material permits, licenses, patents, patent rights, trademarks, trademark rights, trade names, trade name rights and copyrights which are required to conduct its business.

         5.11 ERISA. No Reportable Event has occurred with respect to any Plan. Each Plan complies in all material respects with all applicable provisions of ERISA, and the Borrower or each ERISA Affiliate have filed all reports required by ERISA and the Code to be filed with respect to each Plan. The Borrower does not have any knowledge of any event which could reasonably be expected to result in a liability of the Borrower or any ERISA Affiliate to the PBGC other than for applicable premiums. No accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any Plan. No event has occurred and no condition exists that could reasonably be expected to constitute grounds for a Plan to be terminated under circumstances which would cause the Lien provided under
Section 4068 of ERISA to attach to any Property of the Borrower or any ERISA Affiliate. No event has occurred and no condition exists that could reasonably be expected to cause the Lien provided under Section 302 of ERISA or Section 412 of the Code to attach to any Property of the Borrower or any ERISA Affiliate.

         5.12     Title to Properties; Possession Under Leases.


                  (a) The Borrower has good and marketable title to, or a valid leasehold interest in, all of its Property and assets shown on the most recent balance sheets of the Borrower referred to in Section 5.2 hereof and all assets and Property acquired since the date of such balance sheets, except for such Property disposed of in accordance with the terms hereof or no longer used or useful in the conduct of its business or as has been disposed of in the ordinary course of business, and except for minor defects in title that do not interfere with the ability of the Borrower or any of its Subsidiaries to conduct its business as now conducted. All such assets and Property are free and clear of all Liens other than those permitted by
Section 7.2 hereof.

                  (b) The Borrower has complied in all material respects with all obligations under all leases to which it is a party and under which it is in occupancy, except where non-compliance does not effect the Borrower's use or occupancy thereof, and all such leases are in full force and effect, and the Borrower enjoys peaceful and undisturbed possession under all such leases. Schedule 5.12 attached hereto sets forth each of such leases of real Property in existence as of the Closing Date, and the Borrower has provided the Agent with complete and correct copies of all of such leases of real Property in effect as of the Closing Date where Collateral is located.

         5.13 Assumed Names. The Borrower is not currently conducting its business under any assumed name or names, except as set forth on Schedule 5.13 attached hereto or as disclosed in writing to the Agent within a reasonable time before the Borrower commences to conduct business under the applicable assumed name or names.

         5.14 Investment Company Act. The Borrower is not an investment company within the meaning of the Investment Company Act of 1940, as amended, or, directly or indirectly, controlled by or acting on behalf of any Person which is an investment company, within the meaning of said Act.

         5.15 Public Utility Holding Company Act. The Borrower is not a "public utility company," or an "affiliate" or a "subsidiary company" of a "public utility company," or a "holding company," or a "subsidiary company" of a "registered holding company," or an "affiliate" of a "registered holding company" or of a "subsidiary company" of a "registered holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended ("PUHCA"). To the best of the Borrower's knowledge, the Borrower is not an "affiliate" or a "subsidiary company" of an unregistered, non-exempt "holding company" as such terms are defined in PUHCA.

         5.16 Indebtedness Agreements. Schedule 5.16 attached hereto is a complete and correct list of (i) all credit agreements for borrowed money, indentures and capitalized leases and all Property subject to any Lien securing such Indebtedness or lease obligation, (ii) each letter of credit and guaranty,
(iii) all other material instruments in effect as of the date hereof providing for, evidencing, securing or otherwise relating to any Indebtedness for borrowed money of the Borrower (other than the Indebtedness hereunder), and
(iv) all obligations of the Borrower to issuers of appeal bonds issued for account of the Borrower. The Borrower shall, upon request by the Agent, deliver to the Agent and the Lenders a complete and correct copy of all such credit agreements, indentures, capitalized leases, letters of credit, guarantees and other instruments or leases described in Schedule 5.16 or arising after the date hereof, including any modifications or supplements thereto, as in effect on the date hereof.

         5.17     Environmental Matters.  Except as is described on Schedule
5.17 attached hereto, no activity of the Borrower requires any Environmental Permit which has not been obtained and which is not now in full force and effect, except to the extent failure to have any such Environmental Permit could not reasonably be expected to have a Material Adverse Effect. The Borrower is in compliance with all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Requirement of Environmental Law or Environmental Permit, except where failure to be in such compliance could not reasonably be expected to have a Material Adverse Effect. The Borrower (and, to the knowledge of the Borrower, each of the prior owners or operators and predecessors in interest with respect to any of its Property) (i) has obtained and maintained in effect all Environmental Permits, the failure to obtain which could reasonably be expected to have a Material Adverse Effect, (ii) along with its Property has been and is in compliance with all applicable Requirements of Environmental Law and Environmental Permits where such failure to comply therewith could reasonably be expected to have a Material Adverse Effect, (iii) along with its Property is not subject to any (A) Environmental Claims or (B) Environmental Liabilities, in either case direct or contingent, and whether known or unknown, arising from or based upon any act, omission, event, condition or circumstance occurring or existing on or prior to the date hereof which could reasonably be expected to have a Material Adverse Effect, and (iv) has not received individually or collectively any notice of any violation or alleged violation of any Requirements of Environmental Law or Environmental Permit or any Environmental Claim in connection with its Property which could reasonably be expected to have a Material Adverse Effect. The present and future liability (including any Environmental Liability and any other damage to Persons or Property), if any, of the Borrower and with respect to the Property of the Borrower which is reasonably expected to arise in connection with Requirements of Environmental Law, Environmental Permits and other environmental matters will not have a Material Adverse Effect.

         5.18 No Change in Credit Criteria or Collection Policies. There has been no material adverse change in credit criteria or collection policies concerning Receivables of the Borrower since January 1, 1996.

         5.19     Solvency.

                  (a) The fair salable value of the assets of the Borrower is not less than the amount that will be required to be paid on or in respect of the probable liability on the existing debts and other liabilities (including contingent liabilities) of the Borrower, as they become absolute and mature.

                  (b) The assets of the Borrower do not constitute unreasonably small capital for the Borrower to carry out its business as now conducted and as proposed to be conducted including the capital needs of the Borrower, taking into account the particular capital requirements of the business conducted by the Borrower and projected capital requirements and capital availability thereof.

                  (c) The Borrower does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by the Borrower, and of amounts to be payable on or in respect of debt of the Borrower). The cash flow of the Borrower, after taking into account all anticipated uses of the cash of the Borrower, should at all times be sufficient to pay all such amounts on or in respect of debt of the Borrower when such amounts are required to be paid.

                  (d) The Borrower does not believe that final judgments against it in actions for money damages presently pending, if any, will be rendered at a time when, or in an amount such that, it will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered). The cash flow of the Borrower, after taking into account all other anticipated uses of the cash of the Borrower (including the payments on or in respect of debt referred to in subparagraph (c) of this Section 5.19), should at all times be sufficient to pay all such judgments promptly in accordance with their terms.

         5.20 Status of Receivables and Other Collateral. The Borrower represents and warrants that (a) it is and shall be the sole owner, free and clear of all Liens except in favor of the Agent or otherwise permitted under
Section 7.2 hereunder, of and fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of all Collateral owned by it;
(b) each Eligible Receivable is and shall be a good and valid account representing an undisputed bona fide indebtedness incurred or an amount indisputably owed by the account debtor therein named, for a fixed sum as set forth in the invoice relating thereto with respect to an absolute sale and delivery upon the specified terms of goods sold by the Borrower, or work, labor and/or services theretofore rendered by the Borrower; (c) no Eligible Receivable is or shall be subject to any defense, offset, counterclaim, discount or allowance (as of the time of its creation) except as may be stated in the invoice relating thereto or discounts and allowances as may be customary in the Borrower's business; (d) none of the transactions underlying or giving rise to any Eligible Receivable shall violate any applicable state or federal laws or regulations, and all documents relating to any Receivable shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms, subject, as to enforceability, to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creators' rights generally; (e) to the best of the Borrower's knowledge, each account debtor, guarantor or endorser with respect to any Eligible Receivable is solvent and able to pay all Receivables on which it is obligated in full when due; (f) all documents and agreements relating to Eligible Receivables shall be true and correct and in all respects what they purport to be; (g) to the best of the Borrower's knowledge, all signatures and endorsements that appear on all documents and agreements relating to Eligible Receivables shall be genuine and all signatories and endorsers with respect thereto shall have full capacity to contract; (h) it shall maintain books and records pertaining to the Collateral owned by it in detail, form and scope as the Agent shall reasonably require;
(i) the Borrower will immediately notify the Agent if any Receivables arise out of contracts with the United States or any department, agency or instrumentality thereof, and will, upon request from the Agent, execute any instruments and take any steps required by the Agent in order that all monies due or to become due under any such contract shall be assigned to the Agent and notice thereof given under the Federal Assignment of Claims Act; (j) it will, immediately upon learning thereof, report to the Agent any material loss or destruction of, or substantial damage to, any of the Collateral, and any other matters adversely affecting the value, enforceability or collectability of any of the Collateral; (k) if any amount payable under or in connection with any Receivable is evidenced by a promissory note or other instrument, as such terms are defined in the Uniform Commercial Code, such promissory note or instrument shall be immediately pledged, endorsed, assigned and delivered to the Agent as additional collateral; (l) it shall not redate any invoice or sale or make sales on extended dating beyond that customary in the industry; and (m) it shall not be entitled to pledge the Lenders' credit on any purchases or for any purpose whatsoever.

6.       Affirmative Covenants.

         The Borrower covenants and agrees with the Agent and the Lenders that prior to the termination of this Agreement, it will do, cause each of its Subsidiaries, if any, to do, and if necessary cause to be done, each and all of the following:

         6.1 Businesses and Properties. At all times: (a) do or cause to be done all things necessary to obtain, preserve, renew and keep in full force and effect the rights, licenses, permits, franchises, patents, copyrights, trademarks and trade names material to the conduct of its businesses; (b) maintain and operate such businesses in the same general manner in which they are presently conducted and operated; (c) comply with all Legal Requirements applicable to the operation of such businesses whether now in effect or hereafter enacted (including without limitation, all Legal Requirements relating to public and employee health and safety and all Environmental Laws) and with any and all other Legal Requirements, the lack of compliance with which would have a Material Adverse Effect; and (d) maintain, preserve and protect all Property material to the conduct of such businesses and keep such Property in good repair, working order and condition, and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

         6.2 Taxes. Pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its Property before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, and in excess of $250,000 with respect to claims for labor, material and supplies or in excess of $500,000 with respect to claims for taxes, assessments and governmental charges or levies, might give rise to Liens upon such properties or any part thereof (except as otherwise permitted by Section 7.2 hereof), unless being diligently contested in good faith by appropriate proceedings and as to which adequate reserves in an amount not less than the aggregate amount secured by such Liens have been established in accordance with GAAP; provided, however, that such contested amounts giving rise to such Liens shall be immediately paid upon commencement of any procedure or proceeding to foreclose any of such Liens unless the same shall be validly stayed by a court of competent jurisdiction or a surety bond, which is satisfactory in all respects to the Agent, is delivered to the Agent for the ratable benefit of the Lenders in an amount no less than such contested amounts.

         6.3 Financial Statements and Information. Furnish to the Agent and each Lender three (3) copies of each of the following: (a) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Borrower, Annual Audited Financial Statements of the Borrower and its Subsidiaries; (b) as soon as available and in any event within forty-five
(45) days after the end of each fiscal quarter of the Borrower, Quarterly Unaudited Financial Statements of the Borrower and its Subsidiaries; (c) promptly after the same become publicly available, copies of such financial information, registration statements, annual, periodic and other reports, and such proxy statements and other information, if any, as shall be filed by the Borrower with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1993 or the Securities Exchange Act of 1934 or submitted to any shareholders of the Borrower or any Subsidiary thereof, including without limitation, all 10-Q and 10-K Reports; (d) concurrently with the financial statements provided for in Subsections 6.3(a) and 6.3(b) hereof,
(1) an Officer's Certificate, signed by a Responsible Officer of the Borrower, and (2) a written certificate in Proper Form, identifying each Subsidiary which is otherwise required by the provisions of Section 6.10 hereof to become a Guarantor at the request of the Agent, but which has not yet done so as of the date of such certificate, and providing an explanation of the reasons why each such Subsidiary is not a Guarantor, signed by a Responsible Officer of the Borrower; (e) as soon as available and in any event within five (5) days after the date of issuance thereof (if any such management letter is ever issued), a management letter prepared by the independent public accountants who reported on the financial statements provided for in Subsection 6.3(a) above, with respect to the internal audit and financial controls of the Borrower and its Subsidiaries; (f) as soon as available and in any event within fifteen (15) days after the end of each month, account receivable agings and reconciliations, accounts payable agings and reconciliations, monthly sales report, monthly inventory summary, and all other schedules, computations and other information, in reasonable detail, as may be required or requested by the Agent, all certified by a Responsible Officer of the Borrower; (g) as soon as available and in any event within fifteen (15) days after the end of each month, a Borrowing Base Compliance Certificate, signed by a Responsible Officer of the Borrower in the form attached hereto as

Exhibit H; (h) as soon as available and in any event within thirty (30) days subsequent to the commencement of each fiscal year of the Borrower, management-prepared Consolidated financial projections of the Borrower and its Subsidiaries for the immediately following two (2) fiscal years (setting forth such projections on both an annual basis and on a monthly basis for the upcoming fiscal year and on an annual basis only for the fiscal year thereafter), such projections to be in such format and detail as reasonably requested by the Agent; and (i) such other information relating to the financial condition, operations and business affairs of the Borrower or any of its Subsidiaries as from time to time may be reasonably requested by the Agent.

         6.4 Inspection. Upon reasonable notice (which may be telephonic notice), at all reasonable times and as often as the Agent may request, permit any authorized representative designated by the Agent, together with any authorized representatives of any Lender desiring to accompany the Agent, to visit and inspect the Properties and financial records of the Borrower and its Subsidiaries and to make extracts from such financial records at the Agent's expense, and permit any authorized representative designated by the Agent (together with any accompanying representatives of any Lender) to discuss the affairs, finances and condition of the Borrower and its Subsidiaries with the appropriate Financial Officer and such other officers as the Borrower shall deem appropriate and the Borrower's independent public accountants, as applicable. The Agent agrees that it shall schedule any meeting with any such independent public accountant through the Borrower, and a Responsible Officer of the Borrower shall have the right to be present at any such meeting. At the Borrower's expense, the Agent shall have the right to examine, as often as it may request (but initially scheduled for three (3) times in each fiscal year of the Borrower prior to a Default or Event of Default) the existence and condition of the Receivables, books and records of the Borrower and its Subsidiaries and to review their compliance with the terms and conditions of this Agreement and the other Loan Documents, subject to governmental confidentiality requirements.
The Agent shall also have the right to verify with any and all customers of the Borrower and any of its Subsidiaries the existence and condition of the Receivables, as often as the Agent may require, without prior notice to or consent of the Borrower or any of its Subsidiaries.

         6.5 Further Assurances. Promptly execute and deliver any and all other and further instruments which may be requested by the Agent to (a) cure any defect, error or omission in the execution and delivery of any Loan Document and (b) grant, preserve, protect and perfect the first priority Liens created by the Security Documents in the Collateral.

         6.6 Books and Records. Maintain financial records and books in accordance with accepted financial practice in the Borrower's industry and GAAP.

         6.7      Insurance.

                  (a) Keep its insurable Properties adequately insured at all times by financially sound and reputable insurers.

                  (b) Maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, employee liability and business interruption, as is customary with companies similarly situated and in the same or similar businesses, provided, however, that such insurance shall insure the Property of the Borrower against all risk of physical damage, including without limitation, loss by fire, explosion, theft, fraud and such other casualties as may be reasonably satisfactory to the Agent, but in no event at any time in an amount less than the replacement value of the Collateral.

                  (c) Maintain in full force and effect worker's compensation coverage and public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with its operations and with the use of any Properties owned, occupied or controlled by the Borrower or any of its Subsidiaries, in such amounts as is customary with companies similarly situated and in the same or similar businesses.

                  (d) Maintain such other insurance as may be required by law or as may be reasonably requested by the Agent for purposes of assuring compliance with this Section 6.7. All insurance covering tangible personal Property subject to a Lien in favor of the Agent for the benefit of the Lenders granted pursuant to the Security Documents shall provide that, in the case of each separate loss, the full amount of insurance proceeds shall be payable to the Agent and shall further provide for at least 30 days' prior written notice to the Agent of the cancellation or substantial modification thereof.

         6.8 ERISA. At all times: (a) make contributions to each Plan in a timely manner and in an amount sufficient to comply with the minimum funding standards requirements of ERISA; (b) immediately upon acquiring knowledge of
(i) any Reportable Event in connection with any Plan for which no administrative or statutory exemption exists or (ii) any "prohibited transaction", as such term is defined in Section 4975 of the Code, in connection with any Plan, that could result in the imposition of material damages or a material excise tax on the Borrower or any Subsidiary thereof, furnish the Agent a statement executed by a Responsible Officer of the

Borrower or such Subsidiary setting forth the details thereof and the action which the Borrower or any such Subsidiary proposes to take with respect thereto and, when known, any action taken by the Internal Revenue Service with respect thereto; (c) notify the Agent promptly upon receipt by the Borrower or any Subsidiary thereof of any notice of the institution of any proceedings or other actions which may result in the termination of any Plan by the PBGC and furnish the Agent with copies of such notice; (d) pay when due, or within any applicable grace period allowed by the PBGC, all required premium payments to the PBGC; (e) furnish the Agent with copies of the annual report for each Plan filed with the Internal Revenue Service not later than ten (10) days after the Agent requests such report; (f) furnish the Agent with copies of any request for waiver of the funding standards or extension of the amortization periods required by Sections 303 and 304 of ERISA or Section 412 of the Code promptly after the request is submitted to the Secretary of the Treasury, the Department of Labor or the Internal Revenue Service, as the case may be; and (g) pay when due all installment contributions required under Section 302 of ERISA or
Section 412 of the Code or within 10 days of a failure to make any such required contributions when due furnish the Agent with written notice of such failure.

         6.9 Use of Proceeds. Subject to the terms and conditions contained herein, use the proceeds of the Loans for

(a) financing ongoing working capital needs of the Borrower and its Subsidiaries not otherwise prohibited herein and/or (b) payment of the Obligations, as provided in this Agreement; provided, that no proceeds of any Loan shall be used (a) for the purpose of purchasing or carrying directly or indirectly any margin stock as defined in Regulation U ("Reg U") of the Board of Governors of the Federal Reserve System, (b) for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any such margin stock, (c) for any other purpose which would cause such Loan to be a "purpose credit" within the meaning of Reg U and (d) for any purpose which would constitute a violation of Reg U or of Regulations G, T or X of the Board of Governors of the Federal Reserve System or any successor regulation of any thereof or of any other rule, statute or regulation governing margin stock from time to time.

         6.10 Guarantors; Joinder Agreements. Promptly inform the Agent of the creation or acquisition of any Subsidiary of the Borrower after the Closing Date and, if required by the Agent, promptly cause any such Subsidiary created after the Closing Date (except as provided for below) to become a Guarantor by execution and delivery to the Agent for the benefit of the Lenders of a Guaranty or a Joinder Agreement (if a Joinder Agreement is requested by the Agent in lieu of a Guaranty) and execute and deliver to the Agent for the benefit of the Lenders any applicable Security Documents required by the Agent, together with such related certificates, legal opinions and documents as the Agent may reasonably require; provided, however, that any foreign Subsidiary shall not be required to become a Guarantor hereunder if the Agent receives, for the ratable benefit of the Lender, a first priority pledge, as additional Collateral for the Obligations, of no less than sixty-five percent (65%) of all issued and outstanding indicia of equity rights (including capital stock) in such foreign Subsidiary contemporaneously with the acquisition or creation by the Borrower or other Subsidiary of such foreign Subsidiary. Notwithstanding any provision to the contrary contained herein, Ross Semiconductors (Israel) Ltd. shall not be required to become a Guarantor, nor shall any portion of the Stock of Ross Semiconductors (Israel) Ltd. be required to be pledged as additional Collateral hereunder.

         6.11 Notice of Events. Notify the Agent immediately upon acquiring knowledge of the occurrence of, or if the Borrower or any of its Subsidiaries causes or intends to cause, as the case may be: (a) the institution of any lawsuit, administrative proceeding or investigation affecting the Borrower or any of its Subsidiaries, including without limitation, any audit by the Internal Revenue Service, which is reasonably likely to have a Material Adverse Effect; (b) any development or change in the business or affairs of the Borrower or any of its Subsidiaries which is reasonably likely to have a Material Adverse Effect; (c) any Event of Default or any Default, together with a detailed statement by a Responsible Officer on behalf of the Borrower of the steps being taken to cure the effect of such Event of Default or Default; (d) the occurrence of a default or event of default by the Borrower or any of its Subsidiaries under any agreement or series of related agreements to which it is a party, which default or event of default is reasonably likely to have a Material Adverse Effect; (e) any violation by, or investigation of, the Borrower or any of its Subsidiaries in connection with any actual or alleged violation of any Legal Requirement imposed by the Environmental Protection Agency, the Occupational Safety Hazard Administration or any other Governmental Authority which is reasonably likely to have a Material Adverse Effect; and (f) any material change in the accuracy of the representations and warranties of the Borrower or any of any of its Subsidiaries in this Agreement or any other Loan Document.

         6.12     Environmental Matters.  Without limiting the generality of
Section 6.1(c) hereof, (a) comply in all material respects with all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Requirement of Environmental Law or Environmental Permit; (b) obtain and maintain in effect all Environmental Permits, the failure to obtain which could reasonably be expected to have a Material Adverse Effect; and (c) keep its Property free of any

Environmental Claims or Environmental Liabilities which could reasonably be expected to have a Material Adverse Effect.

         6.13 End of Fiscal Year. Cause each of its fiscal years to end on the Monday closest to March 31 of the applicable calendar year.

         6.14 Pay Obligations and Perform Other Covenants. Make full and timely payment of the Obligations, whether now existing or hereafter arising, duly comply with all of the terms and covenants contained in this Agreement and in each of the other Loan Documents at all times and places and in the manner set forth therein, and except for the filing of continuation statements and the making of other filings by the Agent as secured party or assignee, at all times take all actions necessary to maintain the Liens and security interests provided for under or pursuant to this Agreement and the Security Documents as valid perfected first priority Liens on the Collateral intended to be covered thereby (subject only to other Liens expressly permitted by Section 7.2 hereof) and supply all information to the Agent necessary for such maintenance.

         6.15 Collection of Receivables; Application of Lockbox Agreement Proceeds.

                  (a) At the Borrower's own cost and expense, arrange for remittances on all Receivables to be made directly to lockbox(es) designated by the Agent under the terms of the Lockbox Agreements or in such other manner as the Agent may direct. Prior to the implementation of the procedures discussed in Section 6.15(b) below, the proceeds of all Receivables collected through such lockbox(es) shall not be required to be remitted to the Agent for application to the Loans and for other disbursements approved by the Agent as set forth in Section 6.15(b) below, but instead shall be available for unrestricted use by the Borrower by deposit of such proceeds into one or more operating accounts maintained by the Borrower with the Agent or TCB.

                  (b) If at any time, either (i) a Default or Event of Default shall occur and be continuing or (ii) Availability shall be less than $4,000,000 for more than one (1) Business Day after the Agent has notified the Borrower (whether orally or in writing) that Availability has fallen below $4,000,000 for any reason, all remittances on all Receivables processed through the lockbox(es) in accordance with Section 6.15(a) above shall at all times thereafter be promptly deposited in one or more accounts designated by the Agent, subject to withdrawal by the Agent only, as hereinafter provided. In connection therewith, the Agent and TCB are irrevocably authorized, in accordance with the terms of the implementation and processing instructions for the applicable Lockbox Agreement(s), to cause all such remittances on all Receivables to be promptly deposited in such account or accounts designated by the Agent. All remittances and payments that are deposited in accordance with the foregoing will be immediately applied by the Agent to reduce the outstanding balance of the Loans, subject to the continued accrual of interest on the Loan balances to which such remittances and payments are applied for one (1) Business Day (or two Business Days in the case of remittances and payments received after 12:00 noon) and in any event subject to final collection in cash of the item deposited.

                  (c) As long as the procedures implemented under Section 6.15(b) above are in effect and are continuing, the Borrower shall cause all payments, if any, received by the Borrower or any of its Subsidiaries on account of Receivables which are not forwarded directly to the above-described lockbox(es) (whether in the form of cash, checks, notes, drafts, bills of exchanges, money orders or otherwise) to be promptly deposited in precisely the form received (but with any endorsements of the Borrower or the applicable Subsidiary necessary for deposit or collection) in the account or accounts designated by the Agent in accordance with the provisions of Section 6.15(b) above.

                  (d) In addition to the financial reporting requirements set forth in Section 6.3 hereof, as long as the daily collection procedure implemented by the provisions of Section 6.15(b) above is in effect, the Borrower shall furnish to the Agent on each Business Day a copy of a Receivables report setting forth the sales, collections and credits for the Borrower and its Subsidiaries for the preceding Business Day prior to the date of such Receivables report.

                  (e) If and when the daily collection procedures discussed in Section 6.15(b) above are implemented in accordance with the provisions thereof, such daily collection procedures shall thereafter continue to be in effect until the end of the fiscal quarter of the Borrower during which all existing Defaults and Events of Default, if applicable, shall have been cured to the satisfaction of the Agent and Availability shall have increased to an amount equal to or greater than $4,000,000, if applicable.

         6.16 Additional Receivables Documentation. In addition to the Receivables information delivered pursuant to the other provisions of this Agreement, furnish such further schedules and/or information as the Agent may reasonably require relating to the Receivables (including without limitation, sales invoices if the same are required by the Agent), and the Borrower shall notify the Agent of any non-compliance in respect of the representations and warranties contained in Section 5.21 hereof. The items to be provided under this Section 6.16 are to be in Proper Form and are to be executed and delivered to the Agent from time to time solely for its convenience in maintaining records of the Collateral. The

Borrower's failure to give any of such items to the Agent shall not affect, terminate, modify or otherwise limit the Agent's Lien or security interest in the Collateral.

7.       Negative Covenants.

         The Borrower covenants and agrees with the Agent and the Lenders that prior to the termination of this Agreement, the Borrower will not, and will not suffer or permit any of its Subsidiaries, if any, to, do any of the following:

         7.1 Indebtedness. Except as otherwise permitted hereby, create, incur, suffer or permit to exist, or assume or guarantee, directly or indirectly, or become or remain liable with respect to any Indebtedness, whether direct, indirect, absolute, contingent or otherwise, except the following:

                  (a) Indebtedness to the Lenders and the Agent pursuant hereto;

                  (b) Indebtedness secured by Liens permitted by Section 7.2 hereof;

                  (c) Purchase money Indebtedness incurred to finance the Borrower's purchase of (1) that certain real Property facility known as "The Pinnacle Building" in Austin, Texas, not to exceed $6,000,000, so long as such purchase money Indebtedness is on terms and conditions satisfactory to the Agent in all respects (including a satisfactory review by the Agent of the projected carrying costs associated with the Borrower's ownership of such real Property facility) and (2) equipment used for the Borrower's or any of its Subsidiaries' research, development and other operations, not to exceed $1,000,000 in the aggregate at any time during the period of time from the Closing Date through the Maturity Date;

                  (d)    Subordinated Indebtedness;

                  (e) other liabilities existing on the date of this Agreement and set forth on Schedule 5.16 attached hereto;

                  (f) current accounts payable and unsecured current liabilities, not the result of borrowings, to vendors, suppliers and persons providing services, for expenditures on ordinary trade terms for goods and services normally required by the Borrower or any of its Subsidiaries in the ordinary course of its business;

                  (g) the Indebtedness of any Guarantor to the Borrower or to any other Guarantor, or the Indebtedness of the Borrower to any Guarantor;

                  (h) current and deferred taxes and other assessments and governmental charges (to the extent permitted by any of the other provisions of this Agreement); and

                  (i)    Refinancing Indebtedness.

         THE BORROWER, THE AGENT, THE LENDERS AND EACH GUARANTOR (BY ITS EXECUTION OF A GUARANTY OR A JOINDER AGREEMENT) AGREE THAT, NOTWITHSTANDING ANYTHING CONTAINED IN SECTIONS 7.1(G) OR IN ANY OTHER PROVISION CONTAINED IN THIS AGREEMENT WHICH MAY APPEAR TO BE TO THE CONTRARY, ANY AND ALL INDEBTEDNESS PERMITTED BY SECTIONS 7.1(G) HEREOF (TOGETHER WITH ANY AND ALL LIENS FROM TIME TO TIME SECURING THE SAME AS PERMITTED BY SECTION 7.2(I) HEREOF) IS HEREBY MADE AND AT ALL TIMES HEREAFTER SHALL BE INFERIOR AND SUBORDINATE IN ALL RESPECTS TO THE INDEBTEDNESS FROM TIME TO TIME OWING TO THE AGENT OR ANY LENDER PURSUANT HERETO AND TO ANY LIEN AGAINST ANY COLLATERAL FROM TIME TO TIME NOW OR HEREAFTER SECURING ANY OF SUCH INDEBTEDNESS PURSUANT TO THE TERMS HEREOF AND THE SECURITY DOCUMENTS. THE BORROWER AGREES TO EXECUTE AND DELIVER ON ITS OWN BEHALF, AND TO CAUSE TO BE EXECUTED AND DELIVERED BY AND ON BEHALF OF THE GUARANTORS, ANY AND ALL SUBORDINATION AGREEMENTS, IN FORM AND CONTENT REASONABLY ACCEPTABLE TO THE AGENT, WHICH THE AGENT MAY HEREAFTER REQUIRE TO FURTHER EVIDENCE THE SUBORDINATION OF THE INDEBTEDNESS PERMITTED BY SECTIONS 7.1(G) ABOVE AND THE LIENS PERMITTED BY SECTION 7.2(I).

         7.2 Liens. Except as otherwise permitted hereby, create or suffer to exist any Lien upon any of its Property (including without limitation, real property assets) now owned or hereafter acquired, or acquire any Property upon any conditional sale or other title retention device or arrangement or any purchase money security agreement; provided, however, that the Borrower and its Subsidiaries (or any of them) may create or suffer to exist:

                  (a) Liens in effect on the date hereof and which are described on Schedule 7.2 attached hereto, provided, that the Property covered thereby does not increase in quantity and such Liens may not be renewed and extended except as permitted by Section 7.2(m) below;

                  (b) Liens in favor of the Agent for the ratable benefit of the Lenders;

                  (c) Liens incurred and pledges and deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance, old-age pensions, social security and other similar laws (not including any lien described in Section 412(m) of the Code);

                  (d) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and vendors' liens and other similar liens, incurred in good faith in the ordinary course of business and securing obligations which are not overdue for a period of more than 15 days or which are being contested in good faith by appropriate proceedings as to which the Borrower or any of its Subsidiaries, as the case may be, shall, to the extent required by GAAP, consistently applied, have set aside on its books adequate reserves;

                  (e) Liens securing the payment of taxes, assessments and governmental charges or levies, that are not delinquent or are being diligently contested in good faith by appropriate proceedings and as to which adequate reserves have been established in accordance with GAAP; provided, however, that in no event shall the aggregate amount of taxes, assessments and governmental charges or levies which are being contested at any time exceed $500,000 and that in no event shall the aggregate amount of such reserves be less than the aggregate amount secured by such Liens;

                  (f) Zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, restrictions on the use of property or minor irregularities of title (and with respect to leasehold interests, mortgages, obligations, liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the leased property, with or without consent of the lessee) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of its business;

                  (g) Liens securing the performance of utility services, bids, tenders, leases, contracts (other than for the repayment of borrowed money), statutory obligations, surety, customs and appeal bonds and other obligations of like nature, incurred as an incident to and in the ordinary course of business;

                  (h) Purchase money Liens securing the Indebtedness permitted by Section 7.1(c) above, provided, that as a result of the creation of any such Lien, (i) no Default or Event of Default shall have occurred, (ii) the principal amount of such Lien does not exceed 100% of the purchase price of the asset acquired with such permitted Indebtedness plus accrued interest on such Indebtedness plus protective advances made by the holder of such permitted Indebtedness, and (iii) such Lien shall not apply to any other Property other than the asset acquired with such purchase money Indebtedness;

                  (i) Liens in favor of the Borrower or any Guarantor securing any Indebtedness permitted pursuant to Sections 7.1(g) hereof;

                  (j) Any attachment or judgment Lien, unless the judgment it secures shall not, within thirty (30) days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within thirty (30) days after the expiration of any such stay;

                  (k) Liens arising by operation of law under Article 2 of the Code in favor of unpaid sellers or prepaying buyers of goods relating to amounts that are not past due in accordance with their respective terms of sale;

                  (l)    Statutory or contractual Liens of landlords;

                  (m) Liens securing any Refinancing Indebtedness or other renewals, replacement, reinstatements or refinancings (but not increases) of any obligation secured by any of the Liens described in this definition;

                  (n) Liens on Property of a Person existing at the time such Person is acquired by, merged into or consolidated with the Borrower or any of its Subsidiaries in accordance with the terms hereof, provided that such Liens were in existence prior to the contemplation of such acquisition, merger or consolidation and do not extend to any assets other than those of the Person so merged into, consolidated with or acquired by the Borrower or such Subsidiary; and

                  (o) To the extent the contractual relationships described in clauses (g) and (h) of the definition of "Permitted Dispositions" constitute Liens, any such Liens.

Provided, however, that notwithstanding anything contained above in this
Section 7.2 to the contrary, if any of the permitted Liens are of the type that are being contested in good faith by appropriate proceedings as to the Borrower or any of its Subsidiaries, the Indebtedness giving rise to such contested Lien(s) must be immediately paid upon commencement of any foreclosure process or proceeding with respect to such Lien(s) unless the same shall be effectively stayed or a surety bond with respect thereto (which is satisfactory in all respects to the Agent), is posted.

         7.3 Contingent Liabilities. Except as otherwise permitted hereby, create, incur, suffer or permit to exist, directly or indirectly, any Contingent Obligations, except for Contingent Obligations incurred for the benefit of any Subsidiary of the Borrower, if the primary obligation of such Subsidiary is otherwise permitted by any other provisions of this Agreement.

         7.4 Mergers, Consolidations and Dispositions and Acquisitions of Assets. Except as otherwise permitted hereby, in any single transaction or series of related transactions, directly or indirectly:

                  (a)    Wind up its affairs, terminate, liquidate or dissolve;

                  (b) Except as permitted by Section 7.4(e) and in connection with Permitted Investments, be a party to any merger or consolidation;

                  (c) Except in connection with Permitted Dispositions, sell, convey, lease, transfer or otherwise dispose of all or any portion of the assets of the Borrower and/or its Subsidiaries, or agree to take any such action;

                  (d) Sell, assign, pledge, transfer or otherwise dispose of, or in any way part with control of, any Stock of any of its Subsidiaries or any Indebtedness or obligations of any character of any of its Subsidiaries, or permit any such Subsidiary to do so with respect to any Stock of any other Subsidiary or any Indebtedness or obligations of any character of the Borrower or any of its Subsidiaries, or permit any of its Subsidiaries to issue any additional Stock other than to the Borrower; or

                  (e) Without the prior written consent of the Agent (with the Agent's response to any such consent requested by the Borrower to not be unreasonably delayed), purchase or otherwise acquire, directly or indirectly, in a single transaction or a series of related transactions, all or a substantial portion of the assets of any Person or any shares of Stock of, or similar interest in, any Person; provided, however that:

                         (1)      any Subsidiary of the Borrower may merge or
consolidate with the Borrower or any other domestic Subsidiary of the Borrower, provided that if one or more of the entities so merging or consolidation was a Guarantor, if the surviving entity is not the Borrower or is not yet a Guarantor, such surviving entity shall simultaneously with such merger, execute and deliver to the Agent a Joinder Agreement, together with all requested Security Documents, as required at such time by the Agent, appropriately completed; and

                         (2)      any transfer of assets otherwise permitted by
clause (e) of the definition of "Permitted Dispositions" may occur.

         7.5 Nature of Business. Materially change the nature of its business or enter into any business which is substantially different from the business in which it is engaged as of the Closing Date.

         7.6      Transactions with Related Parties.

                  (a) Except for (i) Permitted Affiliate Transactions, (ii) transactions, contracts or agreements existing on the date of this Agreement and which are set forth on Schedule 7.6 attached hereto, (iii) transactions, contracts or agreements otherwise permitted hereby, and (iv) any renewals and extensions of such existing transactions, contracts or agreements, so long as such renewals and extensions are upon terms and conditions substantially identical to the terms and conditions set forth in the existing transactions, contracts and agreements (or otherwise no less favorable to the Borrower and the Guarantors, as applicable): (1) enter into any other transaction, contract or agreement of any kind with any Affiliate, officer or director of the Borrower or any of its Subsidiaries, unless such transaction, contract or agreement is made upon terms and conditions not less favorable to such Person than those which could have been obtained from wholly independent and unrelated sources; and (2) the Borrower will not permit the compensation paid by the Borrower or any of its Subsidiaries to any officer, stockholder, director, partner or proprietor of the Borrower or any of its Subsidiaries to be excessive, based on the reasonable determination of the Borrower's compensation committee, taking into consideration the financial circumstances of the Borrower or the applicable Subsidiary and the position and qualifications of such Person.

                  (b) Permit any officer or director of the Borrower or any of its Subsidiaries to acquire or otherwise usurp any corporate opportunity rightfully belonging to the Borrower or such Subsidiary in any manner which would constitute a breach of such officer's or director's duty of loyalty to the Borrower or such Subsidiary.

         7.7 Investments; Loans. Except as otherwise permitted hereby, make, directly or indirectly, any loan or advance to or have any Investment in any Person, or make any commitment to make such loan, advance or Investment, except:

                  (a) Stock of any Subsidiary created or acquired after the Closing Date in accordance with the other provisions of this Agreement or with the prior written consent of the Agent;

                  (b)    Permitted Investments;

                  (c) Loans otherwise permitted by the provisions of Section 7.1(g) above;

                  (d) Loans to Marco International of Austin, Texas, so long as (1) the aggregate amount of such Loans by the Borrower does not exceed $500,000 in the aggregate and (2) such Loans by the Borrower are fully secured by a perfected

Lien against substantially all of the assets of Marco International of Austin, Texas; and

                  (e) Loans to or other Investments in Ross Semiconductors (Israel) Ltd. (in addition to the Borrower's existing ownership of Stock in such entity as of the Closing Date), so long as the aggregate amount of such loans and other Investments by the Borrower and all of its Subsidiaries does not exceed in the aggregate $4,000,000 per fiscal year.

         7.8      ERISA Compliance.

                  (a) At any time engage in any "prohibited transaction" as defined in ERISA; or permit any Plan to be terminated in a manner which could result in the imposition of a Lien on any Property of the Borrower or any of its Subsidiaries pursuant to ERISA.

                  (b) Engage in any transaction in connection with which the Borrower or any Subsidiary thereof could be subject to either a material civil penalty assessed pursuant to the provisions of Section 502 of ERISA or a material tax imposed under the provisions of Section 4975 of the Code.

                  (c)    Terminate any Plan in a "distress termination" under
Section 4041 of ERISA, or take any other action which could result in a material liability of the Borrower or any Subsidiary thereof to the PBGC.

                  (d) Fail to make payment when due of all amounts which, under the provisions of any Plan, the Borrower or any Subsidiary thereof is required to pay as contributions thereto, or, with respect to any Plan, permit to exist any material "accumulated funding deficiency" (within the meaning of Section 302 of ERISA and Section 412 of the Code), whether or not waived, with respect thereto.

                  (e) Adopt an amendment to any Plan requiring the provision of security under Section 307 of ERISA or Section 401(a)(29) of the Code.

         7.9 Credit Extensions. Extend credit other than (a) normal and prudent extensions of credit to customers for goods and services in the ordinary course of business and (b) loans otherwise permitted by the provisions of Sections 7.1(g) or Section 7.7 above.

         7.10 Change in Accounting Method. Make or permit any change in accounting method or financial reporting practices except as may be required by GAAP, as in effect from time to time.

         7.11 Leverage Ratio. Permit the Leverage Ratio of the Borrower and its Subsidiaries, on a Consolidated basis, to be greater than 3.00 to 1.00 as of the end of any fiscal quarter or fiscal year.

         7.12 Tangible Net Worth. Permit the Tangible Net Worth of the Borrower and its Subsidiaries, on a Consolidated basis, to be less than $60,000,000 as of the end of any fiscal quarter or fiscal year.

         7.13 Sales of Receivables. Sell, assign, discount, transfer or otherwise dispose of any Receivables, promissory notes, drafts or trade acceptances or other rights to receive payment held by it, with or without recourse.

         7.14 Net Income. Permit Net Income of the Borrower and its Subsidiaries, on a Consolidated basis (commencing with the fiscal quarter ending on the Monday closest to September 30, 1996), to be (a) less than or equal to zero for any two (2) consecutive fiscal quarters or (b) a net loss equal to or in excess of $2,000,000 for any fiscal quarter.

         7.15 Sale and Lease-Back Transactions. Enter into any arrangement, directly or indirectly, with any Person whereby the Borrower or any of its Subsidiaries shall sell or transfer any Property, real or personal, which is used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such Property or other Property which the Borrower or such Subsidiary intends to use for substantially the same purpose or purposes as the Property being sold or transferred.


         7.16 Change of Name or Place of Business. Permit the Borrower or any of its Subsidiaries to change its address, name, location of its chief executive office or principal place of business or the place it keeps its books and records, unless the Borrower has (a) notified the Agent of such change in writing at least thirty (30) days before the effective date of such change, (b) taken such action, reasonably satisfactory to the Agent and the Lenders, to have caused the Liens against all Collateral in favor of the Agent for the ratable benefit of the Lenders to be at all times fully perfected and in full force and effect and (c) delivered such certificates of Governmental Authorities as the Agent may reasonably require substantiating such name change.

         7.17 Availability. Allow Availability to be less than zero at any time.

8.       Events of Default and Remedies.

         8.1 Events of Default. If any of the following events shall occur and be continuing, then the Agent may (and, if directed by the Required Lenders, shall), by written notice

(or facsimile notice promptly confirmed in writing) to the Borrower, take any or all of the following actions at the same or different times: (1) accelerate the Maturity Date and declare the Notes, all Letter of Credit Advances, the Commitment Fees and all other Obligations then outstanding to be, and thereupon the Notes, said Letter of Credit Advances, the Commitment Fees and all other Obligations shall forthwith become, immediately due and payable, without further notice of any kind, notice of acceleration or of intention to accelerate, presentment and demand or protest, or other notice of any kind all of which are hereby expressly WAIVED by the Borrower; (2) terminate all or any portion of the Commitments and any obligation to issue any additional Letters of Credit; (3) demand that the Borrower and the Guarantors provide the Agent, for the ratable benefit of the Lenders, and the Borrower and the Guarantors jointly and severally agree upon such demand to, provide cash collateral in an amount equal to the aggregate Letter of Credit Exposure Amount then outstanding, on terms and pursuant to documents in agreement and satisfactory in all respects to the Agent; and (4) exercise any and all other rights pursuant to the Loan Documents:

                  (a) The Borrower shall fail to pay or prepay any principal of or interest on any Note, any Application, the Commitment Fees or any other Obligation hereunder as and when due and payable, whether at the due date thereof (by acceleration, lapse of time or otherwise) or at any date fixed for prepayment thereof in accordance with the other provisions of this Agreement; or

                  (b) The Borrower or any of its Subsidiaries (i) shall fail to pay at maturity, or within any applicable period of grace, any Indebtedness, or the equivalent thereof (excluding Indebtedness outstanding hereunder and accounts payable created in the ordinary course of business), in excess of $100,000 in principal amount unless such payment is being contested in good faith (by appropriate proceedings) and adequate reserves have been provided therefor, or (ii) shall default in any other manner with respect to any Indebtedness, or the equivalent thereof (excluding Indebtedness outstanding hereunder), in excess of $100,000 in principal amount if the effect of any such default or event of default shall be to accelerate or to permit the holder of any such Indebtedness or equivalent obligation, at its option, to accelerate the maturity of such Indebtedness or equivalent obligations prior to the stated maturity thereof, (iii) shall fail to observe or perform any term, covenant or agreement contained in any agreement or obligation, other than any Loan Document, by which it or any of its Subsidiaries is bound (the failure of which would or could have a Material Adverse Effect), or (iv) is in default under or in violation of any Legal Requirement, which failure would or could have a Material Adverse Effect; or

                  (c) Any representation or warranty made or deemed made in connection with any Loan Document shall prove to have been incorrect, false or misleading in any material respect when made or deemed to have been made; or

                  (d) Default shall occur in the punctual and complete performance or observance of any covenant, condition or agreement to be observed or performed on the part of the Borrower or any of its Subsidiaries pursuant to the terms of any provision of this Agreement or any other Loan Document; or

                  (e) Final judgment or judgments (or any decree or decrees for the payment of any fine or any penalty) for the payment of an uninsured money award in excess of $250,000 in the aggregate shall be rendered against the Borrower or any of its Subsidiaries and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed or bonded; or

                  (f) The Borrower or any of its Subsidiaries shall claim, or any court shall find or rule, that the Agent, for the ratable benefit of the Lenders, does not have a valid Lien on any portion of the Collateral which may now or hereafter have been provided to secure the Obligations hereunder; or

                  (g) Any order shall be entered in any proceeding against the Borrower or any of its Subsidiaries decreeing the dissolution, liquidation or split-up thereof, and such order shall remain in effect for sixty (60) days; or

                  (h) The Borrower or any of its Subsidiaries shall have concealed, removed, or permitted to be concealed or removed, any part of its Property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its Property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its Property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or

                  (i) A change shall occur in the financial condition, business affairs or otherwise of the Borrower or any of its Subsidiaries, or in the value of the Collateral given as security for the Obligations hereunder, which would or does have a Material Adverse Effect; or

                  (j) Any of the following shall occur: (1) a Reportable Event shall have occurred with respect to a Plan; (2) the filing by the Borrower, any ERISA Affiliate, or an administrator of any Plan of a notice of intent to terminate such Plan in a "distressed termination" under the provisions of Section 4041 of ERISA; (3) the receipt of notice by the Borrower, any ERISA Affiliate or an administrator of a Plan that the PBGC has instituted proceedings to terminate (or appoint a trustee to administer) such a Plan; (4) any other event or condition exists which might, in the opinion of the Agent, constitute grounds under the provisions of Section 4042 of ERISA for the termination of or the appointment of a trustee to administer any Plan by the PBGC; (5) a Plan shall fail to maintain a minimum funding standard required by Section 412 of the Code for any plan year or a waiver of standard is sought or granted under the provisions of Section 412(d) of the Code; (6) the Borrower or any ERISA Affiliate has incurred, or is likely to incur, a liability under the provisions of Section 4062, 4063, 4064 or 4201 of ERISA; (7) the Borrower or any ERISA Affiliate fails to pay the full amount of an installment required under Section 412(m) of the Code; or (8) the occurrence of any other event or condition with respect to any Plan which would constitute an event of default or default under any other agreement entered into by the Borrower or any ERISA Affiliate; or

                  (k) One or more notices of Liens arising from unpaid federal, state or local taxes exceeding $500,000 in the aggregate shall be filed against any of the Properties or assets of the Borrower or any of its Subsidiaries, provided, however, that a reserve against the Borrowing Base will be established in an amount equal to the amount of any and all federal, state or local taxes less than such $500,000 aggregate threshold which are claimed to be owing under any such notices of Liens; or

                  (l) This Agreement, any Note, any of the Security Documents or any other Loan Documents shall for any reason cease to be, or shall be asserted by the Borrower or the Guarantor, not to be, a legal, valid and binding obligation of the Borrower or such Guarantors, as applicable, enforceable in accordance with its terms, or the Lien purported to be created by any of the Security Documents shall for any reason cease to be, or be asserted by the Borrower or any Guarantor, as applicable not to be, a valid, first priority perfected Lien against any Collateral (except to the extent otherwise permitted under this Agreement or any of the Security Documents); or

                  (m) The Borrower or any of its Subsidiaries which is a party to any of the Lockbox Agreements fails to perform and observe, and/or cause to be performed and observed, all covenants, provisions and conditions to be performed, discharged and observed by the Borrower or any such Subsidiary under the terms of the Lockbox Agreements.

In addition, if any of the following events shall occur, then the Notes, the Letter of Credit Advances, the Commitment Fees and all other Obligations then outstanding and payable hereunder shall automatically, without demand, presentment, protest, notice of intent to accelerate, notice of acceleration or other notice to any Person of any kind, all of which are hereby expressly WAIVED by the Borrower, become immediately due and payable and all Commitments and further obligation to issue any additional Letters of Credit shall be immediately and automatically terminated:

                  (n) The Borrower or any of its Subsidiaries shall make a general assignment for the benefit of creditors or shall petition or apply to any tribunal for the appointment of a trustee, custodian, receiver or liquidator of all or any substantial part of its business, estate or assets or shall commence any proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or

                  (o) Any such petition or application shall be filed or any such proceeding shall be commenced against the Borrower or any of its Subsidiaries and the Borrower or such Subsidiary by any act or omission shall indicate approval thereof, consent thereto or acquiescence therein, or an order shall be entered appointing a trustee, custodian, receiver or liquidator of all or any substantial part of the assets of the Borrower or any of its Subsidiaries or granting relief to the Borrower or any of its Subsidiaries or approving the petition in any such proceeding, and such order shall remain in effect for more than sixty (60) days; or

                  (p) The Borrower or any of its Subsidiaries shall admit in writing its inability to pay its debts as they become due or fail generally to pay its debts as they become due or suffer any writ of attachment or execution or any similar process to be issued or levied against it or any substantial part of its Property which is not released, stayed, bonded or vacated within thirty (30) days after its issue or levy.

         8.2 Remedies Cumulative. No remedy, right or power conferred upon the Agent or any Lender is intended to be exclusive of any other remedy, right or power given hereunder or now or hereafter existing at law, in equity, or otherwise, and all such remedies, rights and powers shall be cumulative.

9.       The Agent.

         9.1 Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the Letters of Credit and the other Loan Documents with such powers as are specifically delegated to the Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent under the Letters of Credit which the Agent has issued with such powers as are specifically delegated to the Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Agent (which such term as used in this Section 9, shall, in each case, include reference to its Affiliates and its own and its Affiliates' officers, directors, employees and agents) (a) shall not have duties or responsibilities except those expressly set forth in this Agreement, the Letters of Credit and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Lender; (b) shall not be responsible to any Lender for any recitals, statements, representations or warranties contained in this Agreement, the Letters of Credit or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement, the Letters of Credit or any other Loan Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the Letters of Credit or any other Loan Document or any other certificate or document referred to or provided for herein or therein or any property covered thereby or for any failure by any Party or any other Person (other than the Agent) to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under the Letters of Credit or any other Loan

Document except to the extent requested by the Required Lenders, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under the Letters of Credit or any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, INCLUDING PURSUANT TO ITS OWN NEGLIGENCE, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by them with reasonable care. Without in any way limiting any of the foregoing, each Lender acknowledges that the Agent shall not have any greater responsibility in the operation of the Letters of Credit than is specified in the Uniform Customs and Practice for Documentary Credits (1993 Revision, International Chamber of Commerce Publication No. 500 or any successor publication). In any foreclosure proceeding concerning any collateral for the Notes, each holder of a Note if bidding for its own account or for its own account and the accounts of other Lenders is prohibited from including in the amount of its bid an amount to be applied as a credit against its Note or the Notes of the other Lenders, instead such holder must bid in cash only. However, in any such foreclosure proceeding, the Agent may (but shall not be obligated to) submit a bid for all Lenders (including itself) in the form of a credit against the Notes of all of the Lenders, and the Agent or its designee may (but shall not be obligated to), with the consent of the Required Lenders, accept title to such collateral for and on behalf of all Lenders.

         9.2 Reliance. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (which may be counsel for the Borrower), independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement, the Letters of Credit or any other Loan Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions of the Required Lenders, and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

         9.3 Defaults. The Agent shall not be deemed to have knowledge of the occurrence of a Default or Event of Default (other than the non-payment of principal of or interest on Loans, non-payment of reimbursements of Letters of Credit Advances, or non-payment of Commitment Fees or Letter of Credit fees payable hereunder or under any other Loan Documents) unless it has received notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default." In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Lenders (and shall give each Lender prompt notice of each such non-payment). The Agent shall (subject to Section 9.7 hereof) take such action with respect to such Default or Event of Default as shall be directed by the Required Lenders and within its rights under the Loan Documents and at law or in equity, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, permitted hereby with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders and within its rights under the Loan Documents, at law or in equity.

         9.4 Rights as a Lender. With respect to its Commitment, the Loans and any Letter of Credit Exposure Amount, the Agent in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, includes the Agent in its individual capacity. The Agent may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust, letter of credit, agency or other business with the Borrower (and any of its Affiliates) as if it were not acting as the Agent, and the

Agent may accept fees and other consideration from the Borrower (in addition to the fees heretofore agreed to between the Borrower and the Agent) for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

         9.5 Indemnification. THE LENDERS AGREE TO INDEMNIFY THE AGENT (TO THE EXTENT NOT REIMBURSED UNDER SECTION 2.10(G), SECTION 10.9 OR SECTION
10.10 HEREOF, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE BORROWER UNDER SAID SECTIONS 2.10(G), 10.9 AND 10.10), RATABLY IN ACCORDANCE WITH THEIR RESPECTIVE COMMITMENTS, FOR ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND AND NATURE WHATSOEVER (INCLUDING THE CONSEQUENCES OF THE NEGLIGENCE OF SUCH INDEMNIFIED PERSON, BUT EXCLUDING THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PERSON) WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE LETTERS OF CREDIT OR ANY OTHER LOAN DOCUMENT OR ANY OTHER DOCUMENTS CONTEMPLATED BY OR REFERRED TO HEREIN OR THEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (INCLUDING THE COSTS AND EXPENSES WHICH THE BORROWER IS OBLIGATED TO PAY UNDER SECTIONS 2.10(G), 10.9 AND 10.10 HEREOF BUT EXCLUDING, UNLESS A DEFAULT OR EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, NORMAL ADMINISTRATIVE COSTS AND EXPENSES INCIDENT TO THE PERFORMANCE OF ITS AGENCY DUTIES HEREUNDER) OR THE ENFORCEMENT OF ANY OF THE TERMS

HEREOF OR THEREOF OR OF ANY SUCH OTHER DOCUMENTS, INCLUDING THE NEGLIGENCE OF SUCH INDEMNIFIED PERSON, BUT EXCLUDING THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PERSON. THE OBLIGATIONS OF THE LENDERS UNDER THIS SECTION 9.5 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND THE REPAYMENT OF THE INDEBTEDNESS ARISING IN CONNECTION WITH THIS AGREEMENT.

         9.6 Non-Reliance on Agent and Other Lenders. Each Lender agrees that it has received current financial information with respect to the Borrower and the other Parties and that it has, independently and without reliance on the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and the other Parties and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Agent shall not be required to keep itself informed as to the performance or observance by any Party of this Agreement, the Letters of Credit or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any Party. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent, under the Letters of Credit or the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other Party (or any of their Affiliates) which may come into the possession of the Agent.


         9.7 Failure to Act. Except for action expressly required of the Agent hereunder, under the Letters of Credit and under the other Loan Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Lenders of their indemnification obligations under Section 9.5 hereof against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

         9.8 Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Lenders and the Borrower, and the Agent may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent reasonably acceptable to the Borrower, provided deposits with such successor Agent shall be insured by the Federal Deposit

Insurance Corporation or its successor. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent reasonably acceptable to the Borrower. Any successor Agent shall be a Lender which has an office in the United States with a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. Such successor Agent shall promptly specify by notice to the Borrower and the Lenders its office for the purpose of any notices and payments hereunder.
After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

10.      Miscellaneous.

         10.1 No Waiver. No waiver of any Default or Event of Default shall be deemed to be a waiver of any other Default or Event of Default. No failure to exercise and no delay on the part of the Agent or any Lender in exercising any right or power under any Loan Document or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or the abandonment or discontinuance of steps to enforce any such right or power, preclude any further or other exercise thereof or the exercise of any other right or power. No course of dealing between the Borrower and the Agent or any Lender shall operate as a waiver of any right or power of the Agent or any Lender. Subject to the provisions of Section 10.11 hereof, no amendment, modification or waiver of any provision of this Agreement or any other Loan Document, nor any consent to any departure therefrom, shall be effective unless the same is in writing and signed by the Person against whom it is sought to be enforced, and then it shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower or any other Person shall entitle the Borrower or any other Person to any other or further notice or demand in similar or other circumstances.

         10.2 Notices. All notices under the Loan Documents shall be in writing and either (i) delivered against receipt therefor, (ii) mailed by registered or certified mail, return receipt requested, or (iii) sent by telex, telecopy (promptly confirmed by mail, except for any notice pursuant to Section 4.1(a)(ii) hereof which need not be confirmed by mail) or telegram, in each case to the intended recipient at the

"Address for Notices" specified below its name on the signature pages hereof; or, as to any Lender who is a signatory hereto, at such other address as shall be designated by such Lender in a notice to the Borrower and the Agent given in accordance with this Section 10.2 or to such other address as a party may designate. The Borrower may change its address for purposes hereof by providing written notice of such address change to the Lenders and the Agent in accordance with the provisions of this Section 10.2, with any such change in address only being effective ten (10) Business Days after such change of address has been deemed given in accordance with the provisions hereof.
Notices shall be deemed to have been given (whether actually received or not) when delivered (or, if mailed, on the next Business Day); however, the notices required or permitted by Sections 2.2(b) and 4.1(a) hereof shall be effective only when actually received by the Agent.

         10.3 Governing Law. UNLESS OTHERWISE SPECIFIED THEREIN, EACH LOAN DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (OTHER THAN THE CONFLICTS OF LAWS PRINCIPLES THEREOF) AND THE UNITED STATES OF AMERICA.

         10.4 Survival; Parties Bound. All representations, warranties, covenants and agreements made by or on behalf of the Borrower in connection herewith shall survive the execution and delivery of the Loan Documents, shall not be affected by any investigation made by any Person, and shall bind the Borrower and its successors, trustees, receivers and assigns and inure to the benefit of the successors and assigns of the Agent and the Lenders, provided that the undertaking of the Lenders hereunder to make Loans to the Borrower and to issue Letters of Credit for the account of the Borrower shall not inure to the benefit of any successor or assign of the Borrower. The term of this Agreement shall be until the final maturity of each Note and the payment of all amounts due under the Loan Documents.

         10.5 Counterparts. This Agreement may be executed in several identical counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

         10.6 Limitation of Interest. The Borrower and the Lenders intend to strictly comply with all applicable laws, including applicable usury laws, if any. Accordingly, the provisions of this Section 10.6 shall govern and control over every other provision of this Agreement or any other Loan Document which conflicts or is inconsistent with this Section, even if such provision declares that it controls. As used in this Section, the term "interest" includes the aggregate of all charges, fees, benefits or other compensation which constitute interest under applicable law, provided that, to the maximum extent permitted by applicable law, (a) any non-principal payment shall be characterized as an expense or as compensation for something other than the use, forbearance or detention of money and not as interest, and (b) all interest at any time contracted for, reserved, charged or received shall be amortized, prorated, allocated and spread, in equal parts during the full term of the Loans and the Commitments. In no event shall the Borrower or any other Person be obligated to pay, or the Agent or any Lender have any right or privilege to reserve, receive or retain, (Y) any interest in excess of the maximum amount of nonusurious interest permitted under the laws of the United States or of any state, if any, which are applicable to the Agent or such Lender, respectively, or (Z) total interest in excess of the amount which the Agent or such Lender could lawfully have contracted for, reserved, received, retained or charged had the interest been calculated for the full term of the Loans at the Highest Lawful Rate, if any, applicable to the Agent or such Lender. On each day, if any, that the sum of the Alternate Base Rate or the Adjusted LIBOR Rate, as applicable, and the Applicable Margin, or any other applicable rate called for under any other Loan Document exceeds the Highest Lawful Rate, if any, applicable to any Lender, the rate at which interest shall accrue for the applicable type of borrowing owing to such Lender shall automatically be fixed by operation of this sentence at the Highest Lawful Rate applicable to such Lender for that day, and shall remain fixed at the Highest Lawful Rate applicable to such Lender for each day thereafter until the total amount of interest accrued and owing to such Lender equals the total amount of interest which would have accrued on such borrowing owing to such Lender if there were no such ceiling rate as is imposed by this sentence. Thereafter, interest shall accrue at the Alternate Base Rate plus the Applicable Margin, the Adjusted LIBOR Rate plus the Applicable Margin or such other applicable rate, respectively, unless and until the sum of the Alternate Base Rate and the Applicable Margin, the sum of the Adjusted LIBOR Rate and the Applicable Margin or such other applicable rate (whichever is applicable to the situation) again exceeds the Highest Lawful Rate applicable to such Lender when the provisions of the immediately preceding sentence shall again automatically operate to limit the interest accrual rate. The daily interest rates to be used in calculating interest at the Highest Lawful Rate for any Lender shall be determined by dividing the applicable Highest Lawful Rate, if any, for such Lender per annum by the number of days in the calendar year for which such calculation is being made. None of the terms and provisions contained in this Agreement or in any other Loan Document which directly or indirectly relate to interest shall ever be construed without reference to this Section 10.6, or be construed to create a contract to pay any Lender for the use, forbearance or detention of money at an interest rate in excess of the Highest Lawful Rate applicable to such Lender. If the term of any Loans or the Notes is shortened by reason of acceleration of maturity as a result of any Default or Event of Default or by any other cause, or by reason of any required or permitted prepayment, and if for that (or any other) reason the Agent or any Lender at any time is owed or receives (and/or has received) interest in excess of interest calculated at the Highest Lawful Rate applicable to the Agent or such Lender, then and in any such event all of any such excess interest owed to or received by the Agent or such Lender shall be canceled automatically as of the date of such acceleration, prepayment or other event which produces the excess, and, if such excess interest has been paid to the Agent or such Lender, it shall be credited pro tanto against the then-outstanding principal balance of the Borrower's obligations to the Agent or such Lender, effective as of the date or dates when the event occurs which causes it to be excess interest, until such excess is exhausted or all of such principal has been fully paid and satisfied, whichever occurs first, and any remaining balance of such excess shall be promptly refunded to its payor.

         10.7 Survival. The obligations of the Borrower under Sections 2.3, 2.4(b), 2.9, 2.10(g), 10.9, 10.10 and 10.17 hereof shall survive the repayment of the Loans, the termination of the Commitments and the cancellation or expiration of the Letters of Credit.

         10.8 Captions. The headings and captions appearing in the Loan Documents have been included solely for convenience and shall not be considered in construing the Loan Documents.


         10.9 Expenses, Etc. Whether or not any Loan is ever made or any Letter of Credit ever issued, the Borrower agrees to pay or reimburse on demand each of the Lenders and the Agent for paying: (a) the documented fees and expenses of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P., counsel to the Agent or any other legal counsel engaged by the Agent, in connection with (i) the preparation, execution and delivery of this Agreement (including the exhibits and schedules hereto) and the Loan Documents and the making of the Loans and the issuance of Letters of Credit hereunder and (ii) any modification, supplement or waiver of any of the terms of this Agreement, the Letters of Credit or any other Loan Document; (b) all reasonable and documented costs and expenses (including reasonable and documented attorneys' fees) of the Lenders and the Agent in connection with the enforcement of this Agreement, the Letters of Credit or any other Loan Document; (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement, any Letter of Credit or any other Loan Document or any other document referred to herein or therein; (d) all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement, any other Loan Document or any document referred to herein or therein, and the cost of title insurance; and (e) reasonable and documented expenses of due diligence incurred prior to or as of the Closing Date.

         10.10 Indemnification. THE BORROWER AGREES TO INDEMNIFY THE AGENT, THE LENDERS AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES (INCLUDING ENVIRONMENTAL LIABILITIES), CLAIMS (INCLUDING ENVIRONMENTAL CLAIMS) OR DAMAGES TO WHICH ANY OF THEM MAY BECOME SUBJECT, INSOFAR AS SUCH LOSSES, LIABILITIES, CLAIMS OR DAMAGES ARISE OUT OF OR RESULT FROM ANY (A) ACTUAL OR PROPOSED USE BY THE BORROWER OF THE PROCEEDS OF ANY EXTENSION OF CREDIT (WHETHER A LOAN OR A LETTER OF CREDIT) BY ANY LENDER HEREUNDER, (B) BREACH BY THE BORROWER OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, (C) VIOLATION BY THE BORROWER OR ANY OF ITS SUBSIDIARIES OF ANY LAW, RULE, REGULATION OR ORDER INCLUDING ANY REQUIREMENTS OF ENVIRONMENTAL LAW, (D) LIENS OR SECURITY INTERESTS GRANTED ON ANY PROPERTY PURSUANT TO OR UNDER THE LOAN DOCUMENTS, TO THE EXTENT RESULTING FROM ANY HAZARDOUS SUBSTANCE LOCATED IN, ON OR UNDER ANY SUCH PROPERTY, (E) OWNERSHIP BY THE LENDERS OR THE AGENT OF ANY PROPERTY FOLLOWING FORECLOSURE UNDER THE LOAN DOCUMENTS, TO THE EXTENT SUCH LOSSES, LIABILITIES, CLAIMS OR DAMAGES ARISE OUT OF OR RESULT FROM ANY HAZARDOUS SUBSTANCE,

LOCATED IN, ON OR UNDER SUCH PROPERTY PRIOR TO OR AT THE TIME OF SUCH FORECLOSURE, INCLUDING LOSSES, LIABILITIES, CLAIMS OR DAMAGES WHICH ARE IMPOSED UPON PERSONS UNDER LAWS RELATING TO OR REGULATING HAZARDOUS SUBSTANCES, SOLELY BY VIRTUE OF OWNERSHIP, (F) ANY LENDER OR THE AGENT BEING DEEMED AN OPERATOR OF ANY SUCH PROPERTY BY A COURT OR OTHER REGULATORY OR ADMINISTRATIVE AGENCY OR TRIBUNAL OR OTHER THIRD PARTY, TO THE EXTENT SUCH LOSSES, LIABILITIES, CLAIMS OR DAMAGES ARISE OUT OF OR RESULT FROM ANY HAZARDOUS SUBSTANCE, PETROLEUM, PETROLEUM PRODUCT OR PETROLEUM WASTE LOCATED IN ON OR UNDER SUCH PROPERTY AT OR PRIOR TO THE TIME OF ANY FORECLOSURE THEREON UNDER THE LOAN DOCUMENT, OR (G) INVESTIGATION, LITIGATION OR OTHER PROCEEDING (INCLUDING ANY THREATENED INVESTIGATION OR PROCEEDING) RELATING TO ANY OF THE FOREGOING, AND THE BORROWER AGREES TO REIMBURSE THE AGENT AND EACH LENDER, AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL AND AGENTS, UPON DEMAND FOR ANY EXPENSES (INCLUDING LEGAL FEES) INCURRED IN CONNECTION WITH ANY SUCH INVESTIGATION OR PROCEEDING, AND WHETHER ANY SUCH LOSS, LIABILITY, CLAIM OR DAMAGE RESULTS FROM THE NEGLIGENCE OF ANY SUCH INDEMNIFIED PERSON; BUT EXCLUDING ANY SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES OR EXPENSES INCURRED BY A PERSON OR ANY AFFILIATE THEREOF OR THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL OR AGENTS BY REASON OF (I) THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PERSON, AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE OR AGENT OR
(II) OWNERSHIP OR OPERATION OF ANY PROPERTY BY THE LENDERS

OR THE AGENT FOLLOWING FORECLOSURE UNDER THE LOAN DOCUMENTS IF SUCH LOSSES, LIABILITIES, ETC. ARE ATTRIBUTABLE SOLELY TO THE POST-FORECLOSURE ACTIONS OF THE LENDER OR THE AGENT. PROMPTLY AFTER RECEIPT BY AN INDEMNIFIED PERSON OF NOTICE OF ANY CLAIM OR THE COMMENCEMENT OF ANY ACTION, SUCH INDEMNIFIED PERSON SHALL, IF ANY CLAIM IN RESPECT THEREOF IS TO BE MADE AGAINST THE BORROWER UNDER THIS SECTION 10.10, NOTIFY THE BORROWER IN WRITING OF THE CLAIM OR THE COMMENCEMENT OF THAT ACTION. THE BORROWER SHALL NOT BE LIABLE FOR ANY SETTLEMENT OF ANY SUCH CLAIM OR ACTION INVOLVING THE PAYMENT OF MONETARY DAMAGES EFFECTED WITHOUT ITS WRITTEN CONSENT NOT TO BE UNREASONABLY WITHHELD. IF ANY SUCH CLAIM OR ACTION SHALL BE BROUGHT AGAINST AN INDEMNIFIED PERSON, IT SHALL NOTIFY THE BORROWER THEREOF, AND THE BORROWER SHALL BE ENTITLED TO PARTICIPATE IN THE JOINT DEFENSE THEREOF.

         10.11 Amendments, Waivers, Etc. No amendment, modification or waiver of any provision of this Agreement, the Notes or any other Loan Document, nor any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Required Lenders and the Borrower, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment, waiver or consent shall, unless consented to in writing by each Lender, do any of the following: (a) increase any Commitment of any of the Lenders or subject the Agent or any of the Lenders to any additional obligations; (b) reduce the principal of, or interest on, any Loan, any Letter of Credit Exposure Amount or any fee hereunder; (c) waive or postpone any scheduled date fixed for any payment of principal of, or interest on, any Loan, any Letter of Credit Exposure Amount or any fee or other sum to be paid hereunder; (d) change the percentage of any of the Commitments or of the aggregate unpaid principal amount of any of the Loans, any Letter of Credit Exposure Amount, or the number of Lenders which shall be required for the Lenders or any of them to take any action under this Agreement; (e) increase the Borrowing Base advance rate for Net Amount of Eligible Receivables; (f) change any provision contained in Sections 2.2(d), 2.11, 10.9 or 10.10 hereof or this Section 10.11 or Section 10.16 hereof; (g) release the Borrower from liability for any of the Obligations; (h) release any Guarantor from any Guaranty; (i) other than as expressly permitted by this Agreement, release any Collateral for any of the Obligations having a value in excess of $500,000, as reasonably determined by the Agent; or (j) change the definition of "Required Lenders" contained herein. Anything in this Section
10.11 to the contrary, no amendment, waiver or consent shall be made with respect to Section 9 without the written consent of the Agent.

         10.12    Successors and Assigns.

                  (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Agent and the Lenders and their respective successors and permitted assigns. The Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of all of the Lenders.

                  (b) Each Lender may sell participations to any Person in all or part of any Loan, or all or part of its Notes, the Letter of Credit Exposure Amount or Commitments, to another bank or other entity, in which event, without limiting the foregoing, the provisions of Sections 10.10 and
10.16 shall inure to the benefit of each purchaser of a participation and the pro-rata treatment of payments, as described in Section 2.11, shall be determined as if such Lender had not sold such participation. In the event any Lender shall sell any participation, (i) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such selling Lender in connection with such selling Lender's rights and obligations under the Loan Documents (including the Note(s) held by such selling Lender), (ii) such Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower relating to the Loans and Letter of Credit Exposure Amount, including the right to approve any amendment, modification or waiver of any provision of this Agreement other than (and then only if expressly permitted by the applicable participation agreement) amendments, modifications or waivers with respect to (A) any fees payable hereunder to the Lender and (B) the amount of principal or the rate of interest payable on, or the dates fixed for the scheduled repayment of principal of, the Loans and other sums to be paid to the Lenders hereunder, and (iii) the Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any participant of a Lender may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such participant were a direct holder of Loans if such Lender has previously given notice of such participation to the Borrower.

                  (c) Each Lender may assign to one or more Lenders or Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the same portion of the related Loans at the time owing to it, the related Note or Notes held by it and its Letter of Credit Exposure Amount) (a "Ratable Assignment"); provided, however, that, (i) the Agent and the Borrower must give their respective prior written consent, which consent will not be unreasonably withheld, conditioned or delayed, (ii) the aggregate amount of the applicable Commitment, Loans and Letter of Credit Exposure Amount (without duplication) of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance (as defined below) with respect to such assignment is delivered to the

Agent) shall in no event be less than $5,000,000.00 (except for certain exceptions approved by the Borrower and the Agent) and shall be in an amount that is an integral multiple of $1,000,000.00 (unless all of the assigning Lender's applicable Commitment, Loans and Letter of Credit Exposure Amount is being assigned); (iii) the aggregate amount of the applicable Commitment and/or Loans of the assigning Lender immediately after each partial assignment must be at least $5,000,000.00 (except for certain exceptions approved by the Borrower and the Agent) and shall be in an amount which is an integral multiple of $1,000,000.00; and (iv) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in its records, an Assignment and Acceptance in a form required by the Agent (each an "Assignment and Acceptance") with blanks appropriately completed, together with any Note or Notes subject to such assignment and a processing and recordation fee of $2,500 (for which the Borrower shall have no liability). Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five
(5) Business Days after the execution thereof, unless a shorter period of time may be agreed to by the Agent in its sole and absolute discretion, (A) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (B) the Lender thereunder shall, to the extent provided in such assignment, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (d) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, such Lender assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant thereto; (ii) such assignor Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower of any of its obligations hereunder; (iii) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with copies of the financial statements of the Borrower previously delivered in accordance herewith and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee confirms that it will keep confidential all information with respect to the Borrower furnished to it by the Borrower, such assignor Lender or the Agent (other than information generally available to the public or otherwise available to the Agent on a non-confidential basis or otherwise permitted pursuant to the terms of this Agreement); (v) such assignee will, independently and without reliance upon the Agent, such assignor Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.

                  (e) The Agent shall maintain at its office a copy of each Assignment and Acceptance delivered to it and a record of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, and the Letter of Credit Exposure Amount of, each Lender from time to time.
The entries in the register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders may treat each person the name of which is recorded therein as a Lender hereunder for all purposes of the Loan Documents. Such records shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (f) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and the assignee thereunder together with the Note(s) subject to such assignment, the written consent to such assignment and the fee payable in respect thereto, the Agent shall, if such Assignment and Acceptance has been completed with blanks appropriately filled, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower and the Lenders. Contemporaneously with the receipt by the Borrower of such Assignment and Acceptance, the Borrower, at its own expense, shall execute and deliver to the Agent in exchange for the surrendered Note(s), a new Note or Notes payable to the order of such assignee in an amount equal to the applicable Commitment, Loans and Letter of Credit Exposure Amount (without duplication) assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained Commitments, Loans and/or Letters of Credit hereunder, a new Note or Notes to the order of the assigning Lender in an amount equal to the applicable Commitment, Loans and/or Letters of Credit retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note(s), shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the surrendered Note(s). Thereafter, such surrendered Note shall be marked canceled and returned to the Borrower.

                  (g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.12, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided, however, that as a condition to any such disclosure of information relating to the Borrower, such Lender shall require such proposed assignee or participant to agree in writing to keep confidential all information with respect to the Borrower furnished to it by such Lender in connection with any proposed assignment or participation (other than information generally available to the public or otherwise available to the Agent or such Lender on a non-confidential basis).

                  (h) Each Lender agrees that, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.12, the Borrower will not be responsible for the accuracy and completeness of any written materials furnished by such Lender to any actual or prospective assignee or participant, other than copies of (i) documents furnished to such Lender pursuant to Sections 5.2(a) and (b) hereof, and (ii) any other documents which are prepared by the Borrower for use in such connection and which contain a statement to such effect.

                  (i) Notwithstanding anything herein to the contrary, each Lender may pledge and assign all or any portion of its rights and interests under the Loan Documents to any Federal Reserve Bank.

         10.13 Entire Agreement. This Agreement and the other Loan Documents embody the entire agreement and understanding among the Borrower, the Agent and the Lenders relating to the subject matter hereof and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. Any conflict between the provisions of this Agreement and the provisions of any other Loan Documents shall be governed by the provisions of this Agreement. The Borrower certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth in this Agreement and the other Loan Documents of even date herewith.

         10.14 Severability. If any provision of any Loan Documents shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby.

         10.15 Disclosures. Every reference in the Loan Documents to disclosures of the Borrower to the Agent and the Lenders in writing, to the extent that such references refer to disclosures at or prior to the execution of this Agreement, shall be deemed strictly to refer only to written disclosures delivered to the Agent and the Lenders in an orderly manner prior to or concurrently with the execution hereof.

         10.16    Capital Adequacy.

                  (a) If after the date of this Agreement, any Lender shall have determined that the adoption or effectiveness (regardless of whether previously announced) of any applicable Legal Requirement or treaty regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, has or would have the effect of increasing the cost of, or reducing the rate of return on the capital of such Lender (or any holding company of which such Lender is a part) as a consequence of its obligations hereunder or under any Letter of Credit or its Note to a level below that which such Lender or holding company could have achieved but for such adoption, change or compliance by an amount deemed by such Lender to be material, then from time to time, upon demand by such Lender (with a copy to the Agent), the Borrower (subject to Section 10.6 hereof) agrees to pay to such Lender such additional amount or amounts as will compensate such Lender or holding company for such reduction.

                  (b) The certificate of any Lender setting forth such amount or amounts as shall be necessary to compensate such Lender or its holding company as specified in Subsection 10.16(a) above (and setting forth the calculation thereof in reasonable detail) shall be delivered as soon as practicable to the Borrower and shall be conclusive and binding, absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within five days after such Lender delivers such certificate. In preparing such certificate, such Lender may employ such assumptions and allocations of costs and expenses as it shall in good faith deem reasonable and may use any reasonable averaging and attribution method.

         10.17    Taxes.

                  (a) As used in this Section 10.17, the following terms shall have the following meanings:

                         (i) "Indemnifiable Tax" means any Tax, but excluding, in any case, any Tax that (a) would not be imposed in respect of a payment to a holder of any of the Notes under this Agreement, under the Notes held by such holder or under any of the other Loan Documents except for a present or former connection between the jurisdiction of the Governmental Authority imposing such Tax and such holder (or a shareholder or other Person with an interest in such holder), including a connection arising from such holder's (or shareholder of such holder or such other Person) being or having been a citizen or resident of such jurisdiction, or being or having been organized, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such holder having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement, the Notes held by such holder or any other Loan Documents, or (b) is imposed under United States federal income tax law or any state income tax law.

                         (ii) "Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest thereon and penalties and additions thereto) that is imposed by any Governmental Authority in respect of a payment to a holder of any of the Notes under this Agreement, under the Notes or under any of the other Loan Documents.

                  (b) If the Borrower is required by any applicable Legal Requirement to make any deduction or withholding for or on account of any Tax from any payment to be made by it under this Agreement, under the Notes or under any other Loan Documents, then the Borrower shall (i) promptly notify the holder of Notes hereunder that is entitled to such payment of such requirement to so deduct or withhold such Tax, (ii) pay to the relevant authorities the full amount required to be so deducted or withheld, (iii) promptly forward to such holder an official receipt (or certified copies thereof), or other documentation reasonably acceptable to such holder, evidencing such payment to such Governmental Authorities and (iv) if such Tax is an Indemnifiable Tax, pay, to the extent permitted by law, to such holder, in addition to whatever net amount of such payment is paid to such holder, such additional amount as is necessary to ensure that the total amount actually received by such holder (free and clear of Indemnifiable Tax) will equal the full amount of the payment such holder would have received had no such deduction or withholding been required. If the Borrower pays any additional amount to a holder pursuant to the preceding sentence and such holder shall receive a refund of an Indemnifiable Tax with respect to which, in the good faith opinion of such holder, such payment was made, such holder shall pay to the Borrower the amount of such refund promptly upon receipt thereof.

                  (c) In the event that any Governmental Authority notifies the Borrower that it has improperly failed to withhold or deduct any Tax from a payment received by any holder of Notes under this Agreement, under the Notes held by such holder or under any other Loan Documents, the Borrower agrees to timely and fully pay such Tax to such Governmental Authority and such holder shall, upon receipt of written notice of such payment, immediately pay to the Borrower, an amount necessary in order that the amount of such payment to the Borrower after payment of all Taxes with respect to such payment, shall equal the amount that the Borrower paid to such Governmental Authority pursuant to this clause (c).

                  (d) Each holder of a Note shall, upon request by the Borrower, take requested measures to mitigate the amount of Indemnifiable Tax required to be deducted or withheld from any payment made by the Borrower under this Agreement, under the Notes or under any other Loan Documents if such measures can, in the sole and absolute opinion of such holder, be taken without such holder suffering any economic, legal, regulatory or other disadvantage (provided, however, that no such holder shall be required to designate a funding office that is not located in the United States of America).

                  (e) Notwithstanding the foregoing, in no event shall the amount payable under this Section 10.17 (to the extent, if any, constituting interest under applicable laws) together with all amounts constituting interest under applicable laws and payable in connection with this Agreement or the Notes, exceed the Highest Lawful Rate or the maximum amount of interest permitted to be charged by applicable laws.

         10.18 Waiver of Claims. THE BORROWER HEREBY WAIVES AND RELEASES THE AGENT AND ALL LENDERS FROM ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH THE BORROWER MAY OWN, HOLD OR CLAIM IN RESPECT OF ANY OF THEM AS OF THE DATE HEREOF.

         10.19 Right of Setoff. Upon the occurrence and during the continuation of any Event of Default, the Lenders each are hereby authorized at any time and from time to time, without notice to the Borrower or any of the Guarantors (any such notice being expressly waived by the Borrower and by the Guarantors by their execution of a Guaranty or a Joinder Agreement), to setoff and apply any and all deposits (general or special, time or demand, provisional or final, whether or not such setoff results in any loss of interest or other penalty, and including without limitation all certificates of deposit) at any time held, and any other funds or property at any time held, and other Indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower or any such Guarantor against any and all of the Indebtedness arising in connection with this Agreement irrespective of whether or not such Lender will have made any demand under this Agreement, the Notes or any other Loan Document. The Borrower and each of the Guarantors (by their execution of a Guaranty or a Joinder Agreement) also hereby grants to each of the Lenders a security interest in and hereby transfers, assigns, sets over, and conveys to each of the Lenders, as security for payment of all Loans and Letter of Credit Exposure Amount, all such deposits, funds or property of the Borrower or any such Guarantor or Indebtedness of any Lender to the Borrower or any such Guarantor. Should the right of any Lender to realize funds in any manner set forth hereinabove be challenged and any application of such funds be reversed, whether by court order or otherwise, the Lenders shall make restitution or refund to the Borrower or such Guarantor, as applicable, pro rata in accordance with their respective Commitment Percentages. Each Lender agrees to promptly notify the Borrower and the Agent after any such setoff and application, provided that the failure to give such notice will not affect the validity of such setoff and application. The rights of the Agent and the Lenders under this Section are in addition to other rights and remedies

(including without limitation other rights of setoff) which the Agent or the Lenders may have. This Section is subject to the terms and provisions of
Section 2.11 hereof.

         10.20 Waiver of Right to Jury Trial. EXCEPT AS PROHIBITED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE NOTES, ANY OF THE OTHER LOAN DOCUMENTS OR ANY TRANSACTIONS EVIDENCED THEREBY.

         10.21 Additional Provisions Regarding Collection of Receivables; Control of Inventory and other Collateral.

                  (a) So long as the procedures discussed in Section 6.15(b) hereof have been implemented and are continuing, the Borrower hereby constitutes the Agent or the Agent's designee as the Borrower's attorney-in-fact with power to endorse the Borrower's name upon any notes, acceptances, checks, drafts, money orders or other evidence of payment of any Receivables or any other Collateral that may come into its possession; to sign or endorse the Borrower's name on any invoice, bill of lading or other title or ownership documents relating to any Receivables or inventory, drafts against any customers of the Borrower, assignments and verifications of Receivables and notices to customers of the Borrower; to send verifications of Receivables; to notify the U.S. Postal

Service authorities to change the address for delivery of mail addressed to the Borrower to such address as the Agent may designate at any time after the occurrence of any Event of Default which is continuing; and to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved by the Borrower, and said attorneys or designee shall not be liable for any acts of omission or commission, for any error of judgement or for any mistake of fact or law, provided that the Agent or its designee shall not be relieved of liability to the extent it is determined by a final judicial decision that its act, error or mistake constituted gross negligence or willful misconduct. The power of attorney granted under this subparagraph is coupled with an interest and is irrevocable until all of the Obligations are paid in full and this Agreement and the Total Commitment is terminated.

                  (b) The Agent, without notice to or consent of the Borrower, at any time after the occurrence and during the continuation of an Event of Default, (i) may sue upon or otherwise collect, extend the time of payment of, or compromise or settle for cash, credit or otherwise upon any terms, any of the Receivables or any instruments or insurance applicable thereto and/or release any account debtor thereon; (ii) is authorized and empowered to accept or direct shipments of inventory and accept the return of the goods represented by any of the Receivables; and (iii) shall have the right to receive, endorse, assign and/or deliver in its name or the name of the Borrower any and all checks, drafts and other instruments for the payment of money relating to the Receivables, and the Borrower hereby waives notice of presentment, protest and non-payment of any instrument so endorsed.

                  (c) Nothing herein contained shall be construed to constitute the Borrower as agent of the Agent for any purpose whatsoever, and the Agent shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof (except to the extent it is determined by a final judicial decision that the Agent's or a Lender's act or omission constituted gross negligence of willful conduct). The Agent and the Lenders shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any instrument received in payment thereof or for any damage resulting therefrom (except to the extent it is determined by a final judicial decision that the Agent's or such Lender's error, omission or delay constituted gross negligence or willful misconduct). The Agent and the Lenders do not, by anything herein or in any assignment or otherwise, assume any of the Borrower's obligations under any contract or agreement assigned to the Agent or the Lender, and the Agent and the Lenders shall not be responsible in any way for the performance by the Borrower of any of the terms and conditions thereof.

                  (d) Upon the occurrence and during the continuation of any Event of Default: (i) if any of the Receivables includes a charge for any tax payable to any governmental tax authority, the Agent is hereby authorized (but in no event obligated) in its discretion to pay the amount thereof to the proper taxing authority for the account of the Borrower and to charge the Borrower's account therefor; and (ii) the Borrower shall notify the Agent if any Receivables include any tax due to any such taxing authority and, in the absence of such notice, the Agent shall have the right to retain the full proceeds of such Receivables and shall not be liable for any taxes that may be due from the Borrower by reason of the sale and delivery creating such Receivables.

                  (e) Upon the occurrence and continuation of any Event of Default, the Agent may at any time and from time to time employ and maintain in the premises of the Borrower a custodian selected by the Agent who shall have full authority to do all acts necessary to protect the Agent's and Lenders' interests and to report to the Agent thereon. The Borrower hereby agrees to cooperate with any such custodian and to do so whatever the Agent may reasonably request to preserve the

Collateral. All costs and expenses incurred by the Agent by reason of the employment of the custodian shall be charged to the Borrower's account and added to the Obligations.

Joint and Several Obligations. Notwithstanding anything to the contrary contained herein or in any other Loan Documents, the Borrower and the Guarantors are jointly and severally responsible for their respective agreements, covenants, representations, warranties and obligations contained and set forth in this Agreement or in any other Loan Document to which they are a party.

 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

                                     ROSS TECHNOLOGY, INC.,
                                     a Delaware corporation



                                     By:
                                          ------------------------------------
                                     Name:
                                            ----------------------------------
                                     Title:
                                             ---------------------------------



                                     Address for Notices:
                                     -------------------
                                     5316 Highway 290 West, Suite 500
                                     Austin, Texas  78735-8930
                                     Attention: Chief Financial Officer

                                     THE CHASE MANHATTAN BANK,
                                     a New York banking corporation, as a
                                     Lender and as Agent



                                     By:
                                              --------------------------------
                                     Name:
                                              --------------------------------
                                     Title:
                                              --------------------------------


                                     Addresses for Notices:
                                     ---------------------
                                     633 Third Avenue, 7th Floor
                                     New York, New York   10017-6764
                                     Attention:   Credit Deputy

                                     Domestic Lending Office:
                                     -----------------------
                                     633 Third Avenue
                                     New York, New York  10017-6764

                                     TEXAS COMMERCE BANK NATIONAL
                                     ASSOCIATION, a national banking
                                     association, as a Lender



                                     By:
                                          ------------------------------------
                                     Name:
                                            ----------------------------------
                                     Title:
                                             ---------------------------------


                                     Address for Notices:
                                     -------------------
                                     700 Lavaca
                                     Austin, Texas  78701
                                     Attention: Ms. Donna Tanner-Day


                                     Domestic Lending Office:
                                     -----------------------
                                     700 Lavaca
                                     Austin, Texas  78701

                               New York, New York

$7,500,000.00                                                September 23, 1996

        FOR VALUE RECEIVED, ROSS TECHNOLOGY, INC., a Delaware corporation (herein called "Borrower"), promises to pay to the order of ________________ ______________ (herein called "Payee"), a _______ banking __________________, at the banking house of THE CHASE MANHATTAN BANK, a New York banking corporation acting in its capacity as Agent under the Credit Agreement (together with its successors in such capacity being herein called "Agent"), located at 633 Third Avenue, New York, New York, or at such other place as Agent may hereafter designate in writing, in immediately available funds and in lawful money of the United States of America, the principal sum of ___________ Dollars ($________), (or the unpaid balance of all principal advanced against this note, if that amount is less), together with interest on the unpaid principal balance of this note from time to time outstanding until maturity at the rate or rates provided for in the Credit Agreement and interest on all past due amounts, both principal and accrued interest, at the Past Due Rate; provided, that for the full term of this note, the interest rate produced by the aggregate of all sums paid or agreed to be paid to the holder of this note for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Highest Lawful Rate, if any, applicable to Payee.

        If, for any reason whatever, the interest paid or received on this note during its full term produces a rate which exceeds the Highest Lawful Rate, if any, applicable to Payee, the holder of this note shall refund to the payor or, at the holder's option, credit against the principal of this note such portion of said interest as shall be necessary to cause the interest paid on this note to produce a rate equal to the Highest Lawful rate, if any, applicable to payee. All sums paid or agreed to be paid to the holder of this note for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of this note, so that the interest rate is uniform throughout the full term of this note.

        This note has been issued pursuant to the terms of a Credit Agreement (which, as it may have been or may be amended, restated, modified or supplemented from time to time, is herein called the "Credit Agreement") of even date herewith, by and among Borrower, Agent, Payee and certain other signatory financial institutions named therein or which may be a party thereto from time to time, to which reference is made for all purposes. This note is a Note under the terms of the Credit Agreement, and advances against this note by Payee or other holder hereof, payments and prepayments hereunder and acceleration hereof shall be governed by the Credit Agreement. Capitalized words and phrases used herein and not defined herein and which are defined in the credit Agreement shall have the same meanings herein as are ascribed to them in the Credit Agreement.

        The unpaid principal balance of this note at any time shall be the total of all principal lent or advanced against this note less the sum of all principal payments and permitted prepayments made on this note by or for the account of Borrower. All loans and advances and all payments


                                   EXHIBIT A
                               Page 1 of 2 Pages
and permitted prepayments made hereon may be endorsed by the holder of this note on the schedule which is attached hereto (and hereby made a part hereof for all purposes) or otherwise recorded in the holder's records; provided, that any failure to make notation of (a) any advance shall not cancel, limit or otherwise affect Borrower's obligations or any holder's rights with respect to that advance, or (b) any payment or permitted prepayment of principal shall not cancel, limit or otherwise affect Borrower's entitlement to credit for that payment as of the date received by the holder.

        Borrower and any and all co-makers, endorsers, guarantors and sureties severally waive notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability and consent that the time of payment hereof may be extended and re-extended from time to time without notice to any of them. Each such person agrees that his, her or its liability on or with respect to this note shall not be affected by any release of or change in any guaranty or security at any time existing or by any failure to perfect or maintain perfection of any lien against or security interest in any such security or the partial or complete unenforceability of any guaranty or other surety obligation, in each case in whole or in part, with or without notice and before or after maturity.

        THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (OTHER THAN THE CONFLICTS OF LAWS PRINCIPLES THEREOF) AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT.

                                        ROSS TECHNOLOGY, INC.
                                        a Delaware corporation


                                        By:
                                            ----------------------------------
                                        Name:
                                              --------------------------------
                                        Title:
                                               -------------------------------



                                   EXHIBIT A
                               Page 2 of 2 Pages

================================================================================

                                   SCHEDULE B
                              TEXAS COMMERCE BANK

                              National Association
                                 Austin Office
================================================================================
                         Lockbox Remittance Processing
                               Pricing Agreement

WHOLESALE/MANUAL

   X    Basic Service (includes one photocopy)                 $      .29/item
-------
   X    Monthly Maintenance                                    $    65.00/box
-------


Optional Services:

        Additional photocopy                                   $      .09/item
-------
        Item sort                                                     .02/item
-------
        Circle/underline/record amount paid                           .06/item
-------
        Additional deposit slip mailed                               8.00/month
-------
        Additional deposit account                                  10.00/month


Reporting Services:

        Terminal input lockbox deposit summary                 $    30.00/month
-------                                                          + Timesharing
        Deposit amount phone call                                   50.00/month
-------
        Item listing phone call
-------     (Average 10 items per day maximum)                        .15/item
        Daily data transmission                                     50.00/month
-------
        Daily diskette                                             25.00/month
-------     Diskette not returned                                   1.50/each
        Daily faxed report                                        150.00/month
-------

Lockbox pricing may be changed by the Bank upon 90 days' written notice to the Customer.

All other regular fees for commercial accounts apply in accordance with the Bank's then in effect fee schedule.

The foregoing pricing schedule is hereby accepted this 19th day of January, 1994.


TEXAS COMMERCE BANK, N.A.                    COMPANY: ROSS TECHNOLOGY, INC.
Austin Office


BY: /s/ JAMES PATTERSON                      BY: /s/ ROGER D. ROSS
    -------------------                          -----------------------
TITLE: Vice President                        TITLE: Chairman & President
       ----------------                             --------------------

DEPOSIT INFORMATION REPORTING
================================================================================

*( )    TexCommunication Lockbox Module (deposit totals)

*( )    TexCommunication Audio Response Module (deposit totals)

*( )    Personal Computer Data Entry Report (attach report format)

 ( )    Phone #                              Contact
                --------------------------           ---------------------------
 ( )    Terminal Input

        Deadline:                            Contact/Vendor Name:
                  ------------------------                        --------------

*       Represents standard reporting options

================================================================================


REMITTANCE DISPOSITION
================================================================================

(X)     First Class Mail

( )     Overnight Express Courier       Type:                Co. Acct. #
                                              -------------              -------
( )     Courier Pickup  Pickup Time:                 Deposits: ( ) a.m. ( ) p.m.
                                     ------------
        Name of Courier Service:
                                 -----------------------------------------------

Address:        Credit & Collections                 Contents:
                Ross Technology, Inc.                (X) Check Copies
                5316 Hwy 290 West                    (X) Deposit Advice/Listing
                Suite 500                            (X) Invoices
                Austin, TX 78735                     (X) Correspondence
                                                     (X) Envelopes
                                                     (X) Other
                                                               -----------------

Address:                                             Contents:
                ---------------------                ( ) Check Copies
                                                     ( ) Deposit Advice/Listing
                ---------------------                ( ) Invoices
                                                     ( ) Correspondence
                ---------------------                ( ) Envelopes
                                                     ( ) Other
                ---------------------                          -----------------

================================================================================

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
                                  (the "Bank")

            AMENDED LOCKBOX IMPLEMENTATION & PROCESSING INSTRUCTIONS


CUSTOMER INFORMATION
================================================================================
  CUSTOMER NAME                                                 PHONE

  Ross Technology, Inc.                                         (512) 892-7802
--------------------------------------------------------------------------------
  STREET ADDRESS                          CITY         STATE    ZIP

  5316 Highway 290 West, Suite 500       Austin          TX     78759
--------------------------------------------------------------------------------
  PRIMARY CONTACT DURING BUSINESS HOURS                         PHONE

                                                                (   )
--------------------------------------------------------------------------------
  START DATE


================================================================================


================================================================================
WHOLESALE [XX]          RETAIL [  ]
LOCKBOX #:      0465                  ESTIMATED MONTHLY VOLUME (QTY):
           -------------                                              ----------
DEPOSITORY ACCOUNT NO:          09920337481
                       ---------------------------------------------------------
================================================================================


================================================================================
STANDARD OPERATING PROCEDURES:

[ ] DISCARD ENVELOPES                        [ ] PROCESS NON-MICR ITEMS (DRAFTS)
[ ] MULTIPLE CHECKS COPIED TO A PAGE             THROUGH DOMESTIC COLLECTIONS
[ ] ACCEPT 7 OR LESS ACCEPTABLE PAYEES       [ ] IF LEGAL/COURTESY AMOUNTS
[ ] PROCESS FOREIGN ITEMS THROUGH                DIFFER; PROCESSED FOR INVOICE
    INTERNATIONAL COLLECTIONS                    AMOUNT
                                             [ ] ACCEPT POST OR STALE DATED
                                                 ITEMS, RESTRICTIVE NOTATIONS
                                                 (I.E. PAID IN FULL), AND
                                                 UNSIGNED OR MISSING DATE ITEMS
            EXCEPTION PROCESSING INSTRUCTIONS - DIFFERENT FROM ABOVE

----------------------------------------     -----------------------------------

----------------------------------------     -----------------------------------
================================================================================


================================================================================
PERSONS AUTHORIZED TO MAKE CHANGES OR AMENDMENTS TO INSTRUCTIONS in accordance with the Credit Agreement

  Mike Pickard, as officer of           Donna Tanner-Day, as officer of
                Texas Commerce Bank       Texas Commerce Bank

  Jeff Ackerman, as officer of          Credit Deputy of either Texas Commerce
                Chase Manhattan Bank      Bank or Chase Manhattan Bank
================================================================================


================================================================================
REMITTANCE DISPOSITION:                 [ ] ADDRESS OTHER THAN ABOVE
     [XX] FIRST CLASS MAIL
                                                --------------------------------
     [  ] CUST COURIER/TIME
                            ---------------     --------------------------------
     [  ] OVERNIGHT EXPRESS COURIER
                                    -------     --------------------------------
             AIRBILL ACCT #
                            ---------------     --------------------------------
================================================================================


================================================================================
INFORMATION REPORTING:                  INCLUDE DATA TRANSMISSION SPECIFICATIONS
     [  ] MICROLINK/USER #              AND TEST DOCUMENTS, IF APPROPRIATE.
                           -----------
     [  ] CHEMLINK/USER #
                           -----------
     [  ] OTHER
                           -----------
================================================================================
                                   EXHIBIT C

Lockbox
Implementation Form
Page 2

Any and all checks, evidences of payments or accompanying documents delivered by U.S. mail or otherwise to:

                            Ross Technology, Inc.
                            Dept. RB #0465
                            P.O. Box 149187
                            Austin, Texas 78714-9187

================================================================================

ACCEPTABLE PAYEES:
                                        ----------------------------------------

--------------------------------------  ----------------------------------------

--------------------------------------  ----------------------------------------

--------------------------------------  ----------------------------------------

ACCOUNT # TO CHARGE FOR RETURN ITEMS:
                                      ------------------------------------------

================================================================================

CUSTOMER AUTHORIZES THE BANK TO IMPLEMENT LOCKBOX SERVICES FOR IT IN ACCORDANCE WITH THE INSTRUCTIONS IN THIS FORM AND AGREES TO THE PROVISIONS OF THE TREASURY MANAGEMENT SERVICE AGREEMENT, AS AMENDED FROM TIME TO TIME.

CUSTOMER:                    Ross Technology, Inc.
          ---------------------------------------------------------------------
          BY:
                 --------------------------------------------------------------
          NAME:
                 --------------------------------------------------------------
          TITLE:                                         DATE:
                 --------------------------------------------------------------

RELATIONSHIP OFFICER:   Donna Tanner-Day        PHONE #:       (512) 479-2815
                     ------------------------                ------------------
SIGNATURE:                                      COST CENTER:        2347
          -----------------------------------                ------------------

                             OFFICER'S CERTIFICATE

                                Date: _________


[Name and address of Lender
  or Agent, as the case may be]

-----------------------------

-----------------------------
Attention:
          -------------------

        Re: Financial Statements Required under Credit Agreement (as the same may have been amended, modified and restated from time to time, the "Credit Agreement") dated as of September 23, 1996, by and among Ross Technology, Inc., the financial institutions or party thereto from time to time and The Chase Manhattan Bank, as Agent

Gentlemen:

        Capitalized words and phrases used herein and not defined herein and defined in the Credit Agreement are used herein with the same meanings as are assigned to them in the Credit Agreement.

        The undersigned hereby certifies, warrants and represents to the addressee named above that to the best knowledge of the undersigned:

        (1) He or she is the duly appointed and acting Financial Officer of Borrower;

        (2) The attached financial statements dated as of _________________ were prepared in conformity with GAAP consistently applied, subject only to normal and customary adjustments, and present fairly the financial position of Borrower and its Subsidiaries, on a Consolidated [and consolidating basis], as of the date thereof and the results of its operations for the period covered thereby.

        (3) The following constitute true, correct and complete financial calculations for the Borrower and its Subsidiaries on a Consolidated basis, as of the end of the period covered by the attached financial statements:

                (a)     LEVERAGE RATIO:

                        (i)     Total Indebtedness:                 $
                                                                     ---------
                        (ii)    EBITDA:                             $
                                                                     ---------

                                   EXHIBIT D
                                     Page 1

                        (iii)   Actual Leverage Ratio
                                [ratio of (i) to (ii)]:            ____ to 1.00

                        (iv)    Required Leverage Ratio:           3.00 to 1.00

                (b)     TANGIBLE NET WORTH:

                        (i)     Aggregate of capital
                                stock, additional
                                paid in capital, capital
                                in excess of par or
                                stated value, retained
                                earnings and other
                                stockholder equity
                                amounts:                $_______

                        (ii)    Treasury Stock:         $_______

                        (iii)   Amount of Write-Ups
                                after Closing Date in
                                Value of Assets above
                                Cost or Depreciated
                                Value:                  $_______

                        (iv)    Book Value of all
                                Intangible Assets:      $_______

                        (v)     Actual Tangible Net
                                Worth [Line (i) less
                                Lines (ii) through
                                (iv)]:                             $___________

                                                                 $60,000,000

                (c)     NET INCOME:

                        (i)     Gross Revenues and
                                other income credits:   $_______

                        (ii)    Expenses and other
                                income charges:         $_______

                        (iii)   Actual Net Income
                                [Line (i) less Line (ii)]:         $___________

                        (iv)    Required Net Income:               $___________

        (4) The undersigned hereby certifies to his or her best knowledge as follows:

                                   EXHIBIT D

                (a) each representation or warranty of Borrower contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof with the same effect as though such representations and warranties had been made on and of this date, except for (i) those representations and warranties which relate only to the Closing Date or (ii) such changes in the representations and warranties otherwise permitted by the terms of the Credit Agreement;

                (b) no Event of Default or Default under the Credit Agreement has occurred and is still continuing (except for any Event of Default or Default which may have been expressly waived in writing by the Lenders); and (c) Borrower is in default in the due performance of any covenant on its part in the Credit Agreement.



                                        ----------------------------------------
                                        Name:
                                              ----------------------------------


                                   EXHIBIT D

                             [Borrower Letterhead]



                        REQUEST FOR EXTENSION OF CREDIT

                             Date:________________


The Chase Manhattan Bank
633 Third Avenue
New York, New York 10017-6764
Attention: Mr. Jeffrey Ackerman

        Re: Loan under Credit Agreement dated as of September 23, 1996, by and among Ross Technology, Inc., the financial institutions a party thereto from time to time, and The Chase Manhattan Bank, as Agent (as the same may have been amended, modified and/or restated from time to time, the "Credit Agreement")

Gentlemen:

        Capitalized words and phrases used herein, but not defined herein, shall have the same meanings as are ascribed to them in the Credit Agreement.

        Borrower requests that a Loan be made under the Credit Agreement in the amount of $_________ and that such Loan be made on __________, 19__, which is a Business Day (unless this request for a Loan is received by Agent after 1:00 p.m., New York City time, in which case, then on the next to occur Business Day hereafter.

        The Loan is to be an (CHECK ONE) [ ] Alternate Base Rate Borrowing
[ ] LIBOR Borrowing. If the Loan is to be a LIBOR Borrowing, the Interest Period is to be (CHECK ONE) [ ] one [ ] two [ ] three [ ] six months.

        [The Company further requests that simultaneously with the making of the Loan described above, the current [Alternate Base Rate Borrowing] [LIBOR Borrowing] which matures on the same day that said Loan is to be made (i) be converted to a LIBOR Borrowing with the same Interest Period selected for such Loan and (ii) have its unpaid principal balance be combined with the new Loan so that the aggregate thereof is treated as a single LIBOR Borrowing for the Interest Period designated for the new Loan above and for all other purposes in the Credit Agreement.]

        Borrower hereby represents and warrants as follows:


                                   EXHIBIT E

        (i) each representation or warranty of Borrower contained in the Credit Agreement is true in all material respects on and as of the date hereof with the same effect as though such representations and warranties had been made on and of this date, except for (1) those representations and warranties which relate only to the Closing Date or (2) such changes in the representations and warranties otherwise permitted by the terms of the Credit Agreement;

        (ii) no Event of Default or Default under the Credit Agreement has occurred and is still continuing (except for any Event of Default or Default which may have been expressly waived in writing by the Lenders;

        (iii) Borrower is not in default in the due performance of any covenant on its part in the Credit Agreement;

        (iv) so far as is known to or is ascertainable by the officers of Borrower, the business and operations of Borrower and all of its Subsidiaries as conducted at all times relevant to the transactions contemplated by the Credit Agreement to and including the close of business on the date hereof have been and are in compliance with all applicable Legal requirements materially affecting the business and operations of Borrower and its Subsidiaries on a Consolidated basis.

        The undersigned Responsible Officer executing this Request for Extension of Credit on behalf of Borrower is the duly elected, qualified and acting
________________.



                                        ROSS TECHNOLOGY, INC.,
                                        a Delaware corporation


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------


                                   EXHIBIT E

                             RATE SELECTION NOTICE



        Ross Technology, Inc., the financial institutions which are signatories thereto from time to time (collectively, the "Lenders") and The Chase Manhattan Bank, a New York banking corporation, as Agent for and on behalf of Lenders, executed and delivered that certain Credit Agreement (as amended, supplemented and restated, the "Credit Agreement") dated as of September 23, 1996. Any term used herein and not otherwise defined herein shall have the meaning herein ascribed to it in the Credit Agreement.

        In accordance with the Credit Agreement, Borrower hereby notifies Agent of the exercise of an Interest Option.

E.      Current borrowing

        1.      Interest Option now in effect:          _______________

        2.      Amount:                                $_______________

        3.      Expiration of current Interest
                  Period, if applicable:                _________, 199_

F.      Proposed borrowing

        1.      Amount:                                $_______________

        2.      Date Interest Option is to
                  be effective:                         _________, 199_

        3.      Interest Option to be applicable
                (check one):

                [ ]     Alternate Base Rate
                [ ]     LIBOR RATE

        4.      Interest Period (check one if applicable):

                [ ]     1 month         [ ]     3 months
                [ ]     2 months        [ ]     6 months



                                   EXHIBIT F

        Borrower represents and warrants that the Interest Option and the Interest Period (if applicable) selected above comply with all provisions of the Credit Agreement and that there exists no Event of Default or Default under the Credit Agreement.


                                        ROSS TECHNOLOGY, INC.,
                                        a Delaware corporation


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------



                                   EXHIBIT F

                            CERTIFICATE OF SECRETARY
                                       OF
                             ROSS TECHNOLOGY, INC.
                             ---------------------
                            a Delaware corporation


        The undersigned, being the duly elected, qualified and acting Secretary and Chief Financial Officer of Ross Technology, Inc., a Delaware corporation (the "CORPORATION"), pursuant to Section 4.2 of that certain Credit Agreement of even date herewith among the Corporation, each of the financial institutions signatory thereto, and The Chase Manhattan Bank, as Agent (the "CREDIT AGREEMENT"; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement), hereby certifies on behalf of the Corporation that:

        1. Attached hereto as Exhibit A is a true, correct and complete copy of resolutions duly adopted at a meeting of the Board of Directors of the Corporation held on August 12, 1996 authorizing the borrowing under the Credit Agreement and the execution, delivery and performance of the Credit Agreement and the other Loan Documents to which the Corporation is a party. Such resolutions constitute the only resolutions of the Board of Directors of the Corporation with respect to the matters referenced therein, and such resolutions have not been modified, amended or rescinded and remain in full force and effect as of the date hereof.

        2. Attached hereto as Exhibit B is a true, correct and complete copy of the currently effective Restated Certificate of Incorporation of the Corporation, as certified by the Delaware Secretary of State. There have been no amendments to the Restated Certificate of Incorporation filed with the Delaware Secretary of State since the date of the attached certification, and no amendments have been authorized or approved by the Board of Directors or the stockholders of the Corporation as of the date hereof.

        3. Attached hereto as Exhibit C is a true, correct and complete copy of the currently effective Bylaws of the Corporation, as amended. The Bylaws have not been further modified, amended or rescinded and remain in full force and effect as of the date hereof.

        4. Attached hereto as Exhibit D is a true, correct and complete copy of (i) a certificate issued by the Delaware Secretary of State with respect to the due incorporation, good standing and legal existence of the Corporation and (ii) certificates issued by the Texas Secretary of the State and the Texas Comptroller of Public Accounts with respect to the Corporation's authorization to transact business as a foreign corporation and its good standing in such state.

        5. The following person is the duly elected and incumbent Secretary and Chief Officer of the Corporation and is authorized to execute, in the name of and on behalf of the Corporation, each of the Credit Agreement and the other Loan Documents, and set forth opposite his name is his genuine signature:


                Name                       Signature
                ----                       ---------


                David A. Zeleniak          ____________________________________


        IN TESTIMONY WHEREOF, the undersigned has executed this Certificate on September , 1996.



                                           ____________________________________
                                           David A. Zeleniak
                                           Secretary and Chief Financial Officer


        The undersigned, being the duly elected, qualified and acting Chief Accounting Officer and Corporate Controller of the Corporation, do hereby certify that David A. Zeleniak is the duly elected, qualified and acting Secretary and Chief Financial Officer of the Corporation and that the signature of David A. Zeleniak set forth above is his true and genuine signature.

        IN TESTIMONY WHEREOF, the undersigned has executed this Certificate on September , 1996.




                                            ____________________________________
                                            Carter Godwin
                                            Chief Accounting Officer and
                                            Corporate Controller

                           BORROWING BASE CERTIFICATE



        The undersigned hereby certifies that (s)he is a Responsible Officer of Ross Technology, Inc., a Delaware corporation ("Borrower"), and that as such
(s)he is authorized to execute this Borrowing Base Certificate on behalf of Borrower pursuant to the Credit Agreement (as it may be amended, supplemented or restated from time to time, the "Agreement") dated as of September 23, 1996, by and among Borrower, The Chase Manhattan Bank, as Agent, and Lenders therein named. The undersigned further certifies, represents and warrants that to his or her best knowledge (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified herein):

        (a)     The Borrowing Base as the date hereof is calculated as follows:

                (i)     Net Amount of Eligible Receivables
                        as of the date hereof                   $__________

                (ii)    Actual Borrowing Base
                        [80% times Line (a)(i)]                 $__________

        (b) Calculations of Eligible Receivables and Net Amount of Eligible Receivables are set forth on Schedule 1 attached hereto and such calculations are true and correct in all respects and conform to the definitions of "Eligible Receivables" and "Net Amount of Eligible Receivables" set forth in the Agreement.

        (c) The representations and warranties made in each Loan Document are true and correct in all material respects on and as of the time of delivery hereof, with the same force and effect as if made on and as of the time of delivery hereof, except for (i) those representations and warranties which relate only to the Closing Date or (ii) such changes in the representations and warranties otherwise permitted by the terms of the Credit Agreement.

        (d)     No Default or Event of Default has occurred and is continuing.

        Dated _________________, 199_.


                                        ----------------------------------------
                                           [SIGNATURE OF RESPONSIBLE OFFICER]


                                   EXHIBIT H

                                  SCHEDULE 1.1
                                       to
                                Credit Agreement
                         Dated as of September 23, 1996


                                  COMMITMENTS


1.      The Chase Manhattan Bank - $7,500,000

2.      Texas Commerce Bank National Association - $7,500,000

                                  SCHEDULE 5.5
                                       to
                                Credit Agreement
                         Dated as of September 23, 1996

                              MATERIAL LITIGATION


                                      NONE

                                 SCHEDULE 5.12
                                       to
                                Credit Agreement
                         Dated as of September 23, 1996

                            LEASES OF REAL PROPERTY


1. Lease, dated May 20, 1991 by and between Texas Commerce Bank - Austin ("TCB") and Ross Technology, Incorporated, with TCB's interest as Landlord assigned to Oak Hill Office Partners, Ltd., as amended, with respect to 5316 Highway 290 West, Austin, Texas.

2. Lease, dated May 19, 1995, as amended, by and between Security Capital Industrial Trust and Ross Technology, Inc., with respect to Southpark Corporate Center, 4007 Commercial Center Drive, Austin, Texas.

3. Lease, dated February 1, 1996 by and between NationsBank, Texas, N.A., and Ross Technology, Inc., with respect to NationsBank, 5725 Highway 290 West, Austin, Texas.

4. Sublease, dated February 1, 1996 by and between UHC Management Company, Inc., and Ross Technology, Inc., with respect to Southpark One Office Building, 1701 Directors Boulevard, Austin, Texas.

5.      Office lease with respect to 80 Avenue Ernest Solvay B-1310, La Hulpe,
        Belgium.

6.      Office lease with respect to 6 Galgalie Hoplada Street, Herzella 46733,
        Israel

7. Apartment lease with respect to 55 West Middlefield Road, Apt. K, Mountain View, California 94043

                                 SCHEDULE 5.13
                                       to
                                Credit Agreement
                         Dated as of September 23, 1996

                             LIST OF ASSUMED NAMES

1.      ROSS

2.      RMCC

3.      RIL

                                 SCHEDULE 5.16
                                       to
                                Credit Agreement
                         Dated as of September 23, 1996

                        INDEBTEDNESS AND CAPITAL LEASES

1. The agreements evidencing the Indebtedness secured by the Liens set forth on Schedule 7.2 and the Property encumbered thereby.

                                 SCHEDULE 5.17
                                       to
                                Credit Agreement
                         Dated as of September 23, 1996

                             ENVIRONMENTAL MATTERS

                                      NONE

                                  SCHEDULE 7.2
                                       to
                                Credit Agreement
                         Dated as of September 23, 1996

                                     LIENS

1. Liens set forth on the Uniform Commercial Code Search Report with Certification Date August 27, 1996, as Item Nos. 1-18 (inclusive), a copy of which is attached hereto and incorporated herein by this reference.

                                  SCHEDULE 7.6
                                       to
                                Credit Agreement
                         Dated as of September 23, 1996

               LIST OF EXISTING TRANSACTIONS WITH RELATED PARTIES

1. Stock Option and Restricted Stock Purchase Plan 2.0, dated as of December 9, 1993, amended and restated on September 12, 1995, and agreements entered into in connection therewith including, without limitation, the following:

        (a) Incentive Stock Option Agreements for options granted under Stock Option and Restricted Stock Purchase Plan 2.0 prior to August, 1995, to employees hired before June 28, 1993;

        (b) Incentive Stock Option Agreements for options granted under Stock Option and Restricted Stock Purchase Plan 2.0 prior to September, 1995, to employees hired on or after June 28, 1993;

        (c) Incentive Stock Option Agreements for options granted under Stock Option and Restricted Stock Purchase Plan 2.0 prior to September, 1995, to employees hired on or after January 1, 1995;

        (d) Incentive Stock Option Agreements with employees of the Borrower for options granted during and after September 1995; and

        (e) Nonqualified Stock Option Agreements with employees of the Borrower for options granted during and after September, 1995.

2. 1995 Qualified Employee Stock Purchase Plan, dated September 12, 1995, as amended and restated on August 12, 1996, and agreements entered into in connection therewith.

3. Employment Agreement of Roger Ross dated January 30, 1995 effective as of June 28, 1995.

4. Employment Agreement of Mitchell Alsup dated January 30, 1995 effective as of June 28, 1995.

5. Employment Agreement of Trevor Smith dated January 9, 1995 effective as of June 28, 1995.

 6. Employment Agreement of John Horner dated January 22, 1995 effective as of June 28, 1995.

 7. Software License Agreement, dated April 7, 1995, between the Borrower, as Licensee, and Fujitsu Limited, as Licensor.

 8. Shareholders Agreement among the Borrower, Roger D. Ross, Fujitsu Limited and Sun Microsystems, Inc., dated November 10, 1995.

 9. Indemnity Agreement, dated November 6, 1995, between the Borrower and Fujitsu Limited re: Initial Public Offering of the Borrower's Common Stock.

10. Indemnity Agreements, between the Borrower and certain Directors and Officers relating to their service as such Directors and/or Officers.

11. Founders Agreement dated June 28, 1996, between the Borrower and Yoav Talgam relating to Ross (Semiconductors) Israel Ltd.

12. Tax Sharing Agreement as of January 4, 1995, among the Borrower and its Subsidiaries

13. Contractor Design Agreement, dated July 15, 1995 between the Borrower, Fujitsu Limited and PUYALLUP Integrated Circuit Company, Inc.